As filed with the Securities and Exchange Commission on October 1, 2008
Securities Act File No. 333-60561 Investment Company Act File No. 811-08915

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	| |
Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 16 and/or	|X|
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	| |
Amendment No. 16 (Check appropriate box or boxes)	|X|

TARGET ASSET ALLOCATION FUNDS (Exact Name of Registrant as Specified in Charter)

Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102 (Address of Principal Executive Offices)
(973) 367-7521 (Registrant’s telephone number, including Area Code)

Deborah A. Docs, Secretary Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102 (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
|X]	immediately upon filing pursuant to paragraph (b)
| |	on (date) pursuant to paragraph (b)
| |	60 days after filing pursuant to paragraph (a)(1)
| |	on (date) pursuant to paragraph (a)(1)
| |	75 days after filing pursuant to paragraph (a)(2)
| |	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
÷ ÷	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

October 1, 2008
PROSPECTUS
Target Asset Allocation Funds
Target Conservative Allocation Fund Target Moderate Allocation Fund Target Growth Allocation Fund
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor hasthe SEC determined that this prospectus is complete or accurate.It is a criminal offense to state otherwise.
Target Funds, Prudential, Prudential Financial and the Rock Prudential logo are registered service marks of The PrudentialInsurance Company of America, Newark, NJ, and its affiliates.

RISK/RETURN SUMMARY

Tableof Contents

3	RISK/RETURN SUMMARY
3	ABOUT THE FUNDS
3	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
12	PRINCIPAL RISKS
14	EVALUATING PERFORMANCE
22	FEES AND EXPENSES
23	EXAMPLES

27	HOW THE FUNDS INVEST
27	INVESTMENT OBJECTIVES AND POLICIES
33	OTHER INVESTMENTS AND STRATEGIES
38	INVESTMENT RISKS

53	HOW THE FUNDS ARE MANAGED
53	BOARD OF DIRECTORS
53	MANAGER
54	SUBADVISERS AND PORTFOLIO MANAGERS
62	DISTRIBUTOR
62	DISCLOSURE OF PORTFOLIO HOLDINGS

63	FUND DISTRIBUTIONS AND TAX ISSUES
63	DISTRIBUTIONS
64	TAX ISSUES
66	IF YOU SELL OR EXCHANGE YOUR SHARES

68	HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS
68	HOW TO BUY SHARES
83	HOW TO SELL YOUR SHARES
86	HOW TO EXCHANGE YOUR SHARES

90	FINANCIAL HIGHLIGHTS
90	INTRODUCTION
91	TARGET CONSERVATIVE ALLOCATION FUND
98	TARGET MODERATE ALLOCATION FUND
105	TARGET GROWTH ALLOCATION FUND

ABOUT THE FUNDS

This section highlights key information about the investment portfolios (the Funds) of Target Asset Allocation Funds(the Trust). Additional information follows this summary.

The following summarizes the investment objective, principal strategies and principal risks for each of the Funds. For moreinformation on the risks associated with the Funds, see "Principal Risks" below. While we make every effort to achieve theinvestment objective for each Fund, we can't guarantee success.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

Studies have shown that one of the greatest impacts on long-term investment returns is attributable to an investor's assetallocation decisions (i.e., the mix of stocks, bonds and money market investments) rather than market timing or individualsecurity selection.1

Many investors do not have the time, the experience or the resources to implement a sound asset allocation strategy on theirown. Investors have increasingly looked to mutual funds as a way to diversify their investments.

The Trust is designed for investors who want investment professionals to make their asset allocation decisions. The Trustoffers three Funds designed to provide investors with a means to manage their long-term investments prudently in light oftheir personal investment goals and risk tolerance. Each Fund pursues its investment objective by investing in a mix of equityand fixed-income securities appropriate for a particular type of investor. Each Fund may serve as the cornerstone of a largerinvestment portfolio.

Source: Association for Investment Management Research, "Does Asset Allocation Policy Explain 40, 90 or 100 percent of performance?" by Roger D. Ibbotson and Paul D. Kaplan, Financial Analysts Journal, January/February 2000.

How Do The Funds Differ?

Each Fund has a distinct investment objective and is situated differently along the risk/return spectrum.

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The risk/return balance of each Fund depends upon the proportion of assets it allocates to different types of investments.Of course, higher risk does not always result in higher returns. Historic performance is no guarantee of future results.

Prudential Investments LLC (PI or the Manager) has developed an asset allocation strategy for the Funds designed to providea mix of investment types and styles that is appropriate for investors with conservative, moderate and aggressive investmentorientations.

Target Conservative Allocation Fund (Conservative Allocation Fund). The Fund's investment objective is to seek to provide current incomeand a reasonable level of capital appreciation. The Fund may be appropriate for investors, such as those in early retirement, who need to draw income from investments whileobtaining a measure of long-term capital growth as a hedge against inflation. The Fund's focus on bonds for greater stabilityof principal also makes it suitable for conservative investors seeking income and modest growth, especially those concernedabout market volatility.

Risks

  Market risk

  Style risk

  Credit risk

  Interest rate risk

  Small and medium size company risk

  Derivatives risk

  Foreign market risk

  Leverage risk

  Prepayment risk

  Junk bond risk

  Currency risk

Target Moderate Allocation Fund (Moderate Allocation Fund). The Fund's investment objective is to seek to provide capital appreciationand a reasonable level of current income. The Fund may be appropriate for investors looking for a balance of long-term capital growth and current

4	Target Asset Allocation Funds

income (e.g., investors in their 50s who are saving on a regular basis for retirement and who plan to retire in their earlyto mid 60s). The Fund offers a diversified approach to equities for long-term growth, but will normally maintain a substantialcomponent of fixed-income securities to provide current income and a measure of stability.

Risks

  Market risk

  Style risk

  Small and medium size company risk

  Foreign market risk

  Currency risk

  Credit risk

  Interest rate risk

  Derivatives risk

  Leverage risk

  Prepayment risk

  Junk bond risk

Target Growth Allocation Fund (Growth Allocation Fund). The Fund's investment objective is to seek to provide long-term capital appreciation. The Fund may be appropriate for investorsseeking long-term capital growth. In addition, investors who already have a diversified portfolio may find this allocationsuitable as an additional growth component ( e.g. , investors in their 20s, 30s or 40s who are saving for retirement and whoplan to retire in their early to mid 60s).

Risks

  Market risk

  Style risk

  Foreign market risk

  Currency risk

  Small and medium size company risk

  Derivatives risk

Aninvestor can choose any of these three Funds, depending on his or her financial situation, personal investment objectives,investment horizon and level of risk tolerance.

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How Are the Funds Managed?
The Manager has contracted with several highly regarded subadvisers to manage the assets of each Fund. Each subadviser managesa portion of a Fund's assets, focusing on a particular type and style of investing. The Manager monitors the performance ofeach Fund's subadvisers and allocates the Fund's assets among its subadvisers.

The Manager believes that its asset allocation strategy and multi-subadviser approach will enhance the performance of theFunds and minimize their volatility. First, the Manager has identified a select group of proven, experienced subadvisers.Although each subadviser will focus the management of its Fund segment on a particular type and style of investing, the Managerbelieves that the combined efforts of several subadvisers will result in prudently diversified Funds. Secondly, the Managerbelieves that, at any given time, certain investment types and styles will generate higher returns than others. Accordingly,the Manager believes that diversifying each Fund among a variety of investment types and styles will reduce volatility relativeto the price movements of a single asset class.

Conservative Allocation Fund

TheFund's investment objective is to seek to provide current incomeand a reasonable level of capital appreciation. This means that we seek investments that will pay income and investments that will increase in value. The Fund seeks toachieve its objective by investing in a diversified portfolio of fixed-income and equity securities. The table identifiesthe Fund's subadvisers, the Fund segments they managed as of the date of this Prospectus, and the allocations among subadvisersas of July 31, 2008 as a percentage of long-term investments. The allocations among subadvisers will be reviewed by the Managerperiodically, and the allocations among subadvisers may be altered or adjusted by the Manager without prior notice to shareholders.Such adjustments will be reflected in an annual update to this prospectus.

6	Target Asset Allocation Funds

Conservative Allocation Fund
Subadviser	Allocation	Asset Class	Primary Investment Type/Style
- Marsico Capital Management LLC (Marsico) - Goldman Sachs Asset Management, L.P.	18%	Equities	Growth-oriented, focusing on large-cap stocks
- Hotchkis and Wiley Capital Management (Hotchkis and Wiley) - JPMorgan Asset Management (JPMorgan) - NFJ Investment Group, LP (NFJ)	16%	Equities	Value-oriented, focusing on large-cap stocks
Eagle Asset Management (Eagle)	1%	Equities	Growth-oriented, focusing on small-cap stocks
- EARNEST Partners (EARNEST) - Vaughan Nelson Investment Management LP (Vaughan Nelson)	2%	Equities	Value-oriented, focusing on small-cap stocks
Pacific Investment Management Company LLC (PIMCO)	63%	Fixed Income	High-quality debt instruments

In response to market developments, the Manager may rebalance the allocation of the Fund's assets or may add or eliminate Fund segments in accordance with the Fund's investment objective and the policies described below.

The Fund will normally invest approximately 60% of its total assets (which may range up to 65% of its total assets) in debt obligations of varying credit quality, including securities issued or guaranteed by the U.S. government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. The Fund may invest in mortgage-related securities issued or guaranteed by U.S. government entities and in privately-issued, mortgage-related securities (not issued or guaranteed by the U.S. government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. In addition, the Fund may invest up to 25% of its total assets in < b>asset-backed securities.

The Fund may invest up to 15% of its total assets in credit-linked securities, which give the Fund the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate and a return of principal at the maturity date. In addition, the Fund may invest up to 5% of its total assets in event-linked bonds, the return of principal and payment of interest on which depends on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon.The debt obligations held by the fixed income sleeves of the Fund investing in high-quality debt instruments will normally have a dollar-weighted average maturity of between 4 and 15 years or an average duration

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ranging between two years below and two years above the average duration of a broad-based bond market index.

The Fund may invest up to 35% of its total assets in high-yield debt obligations - also known as "junk bonds" - including up to 25% of its total assets in securities rated below B by Standard & Poor's Ratings Services (S&P), Moody's Investors Service, Inc.(Moody's) or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Fund may continue to hold an obligation even if it is later downgraded or no longer rated. The Fund may invest in the securities of issuers that are in default.

The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated foreign debt obligations, including up to 10% of its total assets in securities of issuers in emerging markets. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets.

The Fund will normally invest approximately 40% of its total assets (which may range up to 45% of its total assets) in common stocks of U.S. and foreign companies of all market capitalization ranges. The Fund will normally invest up to 15% of its total assets in common stocks of small capitalization ("small-cap") companies. Small-cap companies are similar to those found in the Russell 2000 Index, a market capitalization weighted index comprised of the 2000 smallest companies in the Russell 3000 Index, which in turn is comprised of 3000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the New York Stock Exchange (NYSE), American Stock Exchange or NASDAQ. Subject to certain restrictions, the Fund may invest up to 5% of its total assets in any one exchange-traded fund (ETF) or other registered investment company (RIC) and may invest up to 10% of its total assets in ETFs or other RICs collectively.
The Fund may invest up to 20% of its total assets in non-U.S. dollar denominated stocks of foreign companies, including companies in emerging markets. The Fund considers "foreign" securities to be only those debt securities or stocks of foreign companies that are denominated in foreign currencies (including the euro - a multinational currency unit). Therefore, the limitations described above on the amount of the Fund's total assets that may be invested in foreign debt securities and stocks of foreign companies do not apply to U.S. dollar denominated foreign debt securities or stocks.

The Fund may invest in Real Estate Investment Trusts (REITs), zero coupon bonds, deferred interest bonds, paid-in-kind securities, capital appreciation bonds, equity/mortgage swaps, structured securities, bank obligations, and interest rate caps, collars and floors.

8	Target Asset Allocation Funds

Moderate Allocation Fund

The Fund's investment objective is to seek to provide capital appreciation and a reasonable level of current income. This means that we seek investments that will increase in value and investments that will pay income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed-income securities. The table below identifies the Fund's subadvisers, the Fund segments they managed as of the date of this Prospectus, and the allocations among subadvisers as of July 31, 2008 as a percentage of long-term investments. The allocations among subadvisers will be reviewed by the Manager periodically, and the allocations among subadvisers may be altered or adjusted by the Manager without prior notice to shareholders. Such adjustments will be reflected in an annual update to this prospectus.

Moderate Allocation Fund
Subadviser	Allocation	Asset Class	Primary Investment Type/Style
Marsico Goldman Sachs Asset Management, L.P.	24%	Equities	Growth-oriented, focusing on large-cap stocks
Hotchkis and Wiley JPMorgan NFJ	23%	Equities	Value-oriented, focusing on large-cap stocks
Eagle	1%	Equities	Growth-oriented, focusing on small-cap stocks
EARNEST Vaughan Nelson	1%	Equities	Value-oriented, focusing on small-cap stocks
LSV Asset Management Thornburg Investment Management, Inc.	12%	International Equities	Stocks of foreign companies
PIMCO	39%	Fixed Income	High-quality debt instruments

In response to market developments, the Manager may rebalance the allocation of the Fund's assets or may add or eliminate Fund segments in accordance with the Fund's investment objective and the policies described below.

The Fund will normally invest approximately 65% of its total assets (which may range up to 70% of its total assets) in common stocks of U.S. and foreign companies of all market capitalization ranges. The Fund will normally invest up to 25% of its total assets in common stocks of small-cap companies. Small-cap companies are similar to those found in the Russell 2000 Index, a market capitalization weighted index comprised of the 2000 smallest companies in the Russell 3000 Index, which in turn is comprised of 3000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the NYSE, American Stock Exchange or NASDAQ. Subject to certain restrictions, the Fund may invest up to 5% of its total asse ts in any one ETF or other RIC and may invest up to 10% of its total assets in ETFs or other RICs collectively.

The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated stocks of foreign companies, including companies in emerging markets. The Fund

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considers "foreign" securities to be only those debt securities or stocks of foreign companies that are denominated in foreign currencies (including the euro - a multinational currency unit). Therefore, the limitations described above on the amount of the Fund's total assets that may be invested in foreign debt securities and stocks of foreign companies do not apply to U.S. dollar denominated foreign debt securities or stocks.

The Fund will normally invest approximately 35% of its total assets (which may range up to 40% of its total assets) in debt securities of varying credit quality, including securities issued or guaranteed by the U.S. government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. The Fund may invest in mortgage-related securities issued or guaranteed by U.S. government entities and in privately issued mortgage-related securities (not issued o r guaranteed by the U.S. government). These investments may include collateralized mortgage obligations and stripped mortgage-backed securities. In addition, the Fund may also invest up to 25% of its total assets in asset-backed securities.

The Fund may invest up to 15% of its total assets in credit-linked securities, which give the Fund the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate and a return of principal at the maturity date. In addition, the Fund may also invest up to 5% of its total assets in event-linked bonds, the return of principal and payment of interest on which depends on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon.The debt obligations held by the fixed income sleeves of the Fund investing in high-quality debt instruments will normally have a dollar-weighted average maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of a broad-based bond market index.

The Fund may invest up to 35% of its total assets in high- yield debt obligations - also known as "junk bonds" - including 25% of its total assets in securities rated below B by S&P, Moody's or another major rating service, and unrated debt obligations that we believe are comparable in quality. The Fund may continue to hold an obligation even if it is later downgraded or no longer rated. The Fund may invest in the securities of issuers that are in default.

The Fund may invest up to 30% of its total assets in non-U.S. dollar denominated foreign debt obligations, including up to 10% of its total assets in debt obligations of issuers in emerging markets. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets.

The Fund may invest in Real Estate Investment Trusts (REITs), zero coupon bonds, deferred interest bonds, paid-in-kind securities, capital appreciation bonds, equity/

10	Target Asset Allocation Funds

mortgage swaps, structured securities, bank obligations, and interest rate caps, collars and floors.

Growth Allocation Fund

The Fund's investment objective is to seek to provide long-term capital appreciation. This means that we seek investments that will increase in value. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. The table below identifies the Fund's subadvisers, the Fund segments they managed as of the date of this Prospectus, and the allocations among subadvisers as of July 31, 2008 as a percentage of long-term investments. The allocations among subadvisers will be reviewed by the Manager periodically, and the allocations among subadvisers may be altered or adjusted by the Manager without prior notice to shareholders. Such adjustments will be reflected in an annual update to this prospectus.

Growth Allocation Fund
Subadviser	Allocation	Asset Class	Primary Investment Type/Style
Marsico Goldman Sachs Asset Management, L.P.	40%	Equities	Growth-oriented, focusing on large-cap stocks
Hotchkis and Wiley JPMorgan NFJ	37%	Equities	Value-oriented, focusing on large-cap stocks
Eagle	2%	Equities	Growth-oriented, focusing on small-cap stocks
EARNEST Vaughan Nelson	2%	Equities	Value-oriented, focusing on small-cap stocks
LSV Thornburg	19%	International Equities	Stocks of foreign companies

In response to market developments, the Manager may rebalance the allocation of the Fund's assets or may add or eliminate Fund segments in accordance with the Fund's investment objective and the policies described below.

The Fund will normally invest substantially all of its assets in common stocks of U.S. and foreign companies of all market capitalization ranges. The Fund will normally invest up to 35% of its total assets in common stocks of small-cap companies. Small-cap companies are similar to those found in the Russell 2000 Index, a market capitalization weighted index comprised of the 2000 smallest companies in the Russell 3000 Index, which in turn is comprised of 3000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the U.S. on the NYSE, American Stock Exchange or NASDAQ. Subject to certain restrictions, the Fund may invest up to 5% of its total assets in any one ETF or other RIC and may invest up to 10 % of its total assets in EFTs or other RICs collectively.

The Fund may invest up to 40% of its total assets in non-U.S. dollar denominated stocks of foreign companies, including companies in emerging markets. The Fund considers "foreign" securities to be only those stocks of foreign companies that are

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denominated in foreign currencies (including the euro - a multinational currency unit). Therefore, the limitation described above on the amount of the Fund's total assets that may be invested in the stocks of foreign companies does not apply to U.S. dollar denominated foreign stocks.

The Fund may invest up to 35% of its total assets in money market instruments when deemed appropriate by the Manager to preserve the Fund's assets. To the extent the Fund invests in money market instruments, the Fund limits the potential for capital appreciation and achieving its investment objective of long-term capital appreciation.

The Fund may invest in Real Estate Investment Trusts (REITs), zero coupon bonds, deferred interest bonds, paid-in-kind securities, capital appreciation bonds, equity/mortgage swaps, structured securities, bank obligations, and interest rate caps, collars and floors.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Fund could lose value, and you could lose money. The following summarizes the principal risks of investing in the Funds. Unless otherwise indicated, the following risks apply to each of the Funds.

Market Risk For Common Stocks
Since the Funds invest in common stocks, there is the risk that the price of a particular stock owned by a Fund could go down. Generally, the stock price of large companies is more stable than the stock price of smaller companies, but this is not always the case. In addition to an individual stock losing value, the value of a market sector or of the equity market as a whole could go down. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Small- and Medium-Size Company Risk
Each Fund has segments that invest in stocks of small-size ("small-cap") companies. In addition, each of the subadvisers that invests in stocks may from time to time invest in stocks of medium-size ("mid-cap") companies. Mid-cap companies are similar to those found in the Russell MidCap Index, a market capitalization weighted index of common stocks designed to track the performance of mid-cap companies. Small- and mid-cap companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies.

Style Risk
Since some of the Fund segments focus on either a growth or value style, there is the risk that a particular style may be out of favor for a period of time.

12	Target Asset Allocation Funds

Political Developments
Political developments may adversely affect the value of a Fund's foreign securities.

Foreign Market Risk
Investing in foreign securities involves more risk than investing in securities of U.S. issuers. Foreign markets - especially emerging markets - tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S.

Currency Risk
Changes in currency exchange rates may affect the value of foreign securities held by a Fund and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Fund does not correctly anticipate changes in exchange rates, certain hedging activities may also cause the Fund to lose money and reduce the amount of income available for distribution.

Derivatives Risk
A Fund may use derivatives including swaps, options and futures as a principal investment strategy to improve its returns or to protect its assets. When used for hedging purposes, derivatives may not fully offset or match the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred.

Leverage Risk
A Fund may borrow from banks or through reverse repurchase agreements and dollar rolls to take advantage of investment opportunities. This is known as using "leverage." If a Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund's shares will decline faster than if the Fund were not leveraged.

Stock Risk
The price of a particular stock a Fund owns could go down, or pay lower-than-expected dividends.

Management risk
Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Liquidity Risk
The risk that a Fund may invest to a greater degree in securities that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a

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Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

Other Principal Risks - Conservative Allocation and Moderate Allocation Funds

Interest Rate Risk
Debt obligations with longer maturities typically offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Market Risk For Debt Obligations
Debt obligations are also subject to market risk, which is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Market risk may affect an industry, a sector or the entire market.

Credit Risk
The debt obligations in which the Funds invest are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due.

The Conservative Allocation and Moderate Allocation Funds may invest in mortgage-related securities and asset-backed securities, which are subject to prepayment risk. If these securities are prepaid, a Fund may have to replace them with lower-yielding securities. Stripped mortgage-backed securities are generally more sensitive to changes in prepayment and interest rates than other mortgage-related securities.

The Conservative Allocation and Moderate Allocation Funds may invest in below-investment-grade securities - also known as "junk bonds"- which have a higher risk of default and tend to be less liquid than higher-rated securities. These Funds may also invest in debt obligations of foreign issuers. Investing in foreign securities presents additional risks.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more detailed information about risks associated with the Funds, see "How the Funds Invest - Investment Risks."

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how each Fund performs. The following bar charts show each Fund's performance for each full calendar year of operation or for the last 10 calendar years, whichever is shorter. The following bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how a Fund's average

14	Target Asset Allocation Funds

annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that a Fund will achieve similar results in the future.

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Conservative Allocation Fund

Annual Total Returns % (Class A shares) 1

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too. The return for Class A shares from 1/1/08 - 6/30/08 was -4.79%.

BEST QUARTER: 9.26%	WORST QUARTER: -7.38%%
(2nd quarter of 2003)	(3rd quarter of 2002)

Average Annual Total Returns % (as of 12-31-07)
Return Before Taxes	One Year	Five Years		Since Inception
Class A shares	1.05%	8.10%	5.62%
Class C shares	5.04	8.51		5.48
Class M shares	0.05	N/A		5.64
Class R shares	6.55	N/A		6.97
Class X shares	0.14	N/A	5.37
Class Z shares	7.09	9.60		6.53

Class B Shares %
Return Before Taxes	1.05	8.36		5.48
Return After Taxes on Distributions	-0.25	7.18		4.12
Return After Taxes on Distribution and Sale of Fund Shares	1.54	6.79	4.05

16	Target Asset Allocation Funds

Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	5.49	12.82
Customized Blend Index	6.38	8.15
Lipper Average	4.49	6.66

Notes to Average Annual Return Tables:
° The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A shares and Class R shares, respectively, the returns for Class A shares and Class R shares would have been lower.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes , does not mean that the Fund will achieve similar results in the future.
° The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. Source: Lipper Inc. The S&P 500 Index Closest Month-End to Inception average annual total returns as of 12/31/07 are 4.26% for Classes A, B, C and Z; and 10.90% for Classes M, R and X.
° Customized Benchmark for Conservative Allocation Fund (Customized Blend Index): a model portfolio consisting of the Russell 3000 Index (40%) and the Lehman Aggregate Bond Index (60%). Each component of the Customized Blend Index is an unmanaged index generally considered to represent the performance of the Fund's asset classes. The Customized Blend Index is intended to provide a theoretical comparison to the Fund's performance, based on the amounts allocated to each asset class. As noted in "Investment Objectives and Principal Strategies" above, the target asset allocations may have shifted since the most recent fiscal year end. The Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund. Source: Lipper Inc. The Customized Blend Index Closest Month-End to Inception average annual total returns as of 12/31/07 are 5.71% for Classes A, B, C and Z; and 7.34% for Classes M, R and X.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Average category and does not include the effect of any sales charges. Returns would be lower if sales charges were reflected. Source: Lipper Inc. The Lipper Average Closest Month-End to Inception average annual total returns as of 12/31/07 are 5.04% for Classes A, B, C and Z; and 5.69% for Classes M, R and X.
° Inception date for Class A, B, C, and Z shares is 11/18/98. Inception date for Class M, R, and X shares is 10/04/04.

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Moderate Allocation Fund

Annual Total Returns % (Class A shares) 1

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too. The return for Class A shares from 1/1/08 - 6/30/08 was -8.71%.

BEST QUARTER: 12.96%	WORST QUARTER: -12.44%
(4th quarter of 1999)	(3rd quarter of 2002)

Average Annual Total Returns % (as of 12-31-07)
Return Before Taxes	One Year	Five Year		Since Inception
Class A shares	1.22	11.25	6.21
Class C shares	5.42	11.69		6.06
Class M shares	.57	N/A		8.72
Class R shares	6.84	N/A		10.03
Class X shares	.56	N/A	8.51
Class Z shares	7.37	12.79		7.13

Class B Shares %
Return Before Taxes	1.53	11.56		6.06
Return After Taxes on Distributions	-.27	10.64		5.17
Return After Taxes on Distributions and Sale of Fund Shares	2.38	9.92	4.93

18	Target Asset Allocation Funds

Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	5.49	12.82	-
Customized Blend Index	6.70	11.45	-
Lipper Average	6.41	10.71	-

Notes to Average Annual Total Returns Table:
° The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A shares and Class R shares, respectively, the returns for Class A shares and Class R shares would have been lower.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund w ill achieve similar results in the future.
° The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. Source: Lipper Inc. The S&P 500 Index Closest Month-End to Inception average annual total returns as of 12/31/07 are 4.26% for Classes A, B, C and Z; and 10.90% for Classes M, R and X.
° The Customized Benchmark for Moderate Allocation Fund (Customized Blend Index): a model portfolio consisting of the Russell 3000 Index (52%), MSCI EAFE (13%) and the Lehman Aggregate Bond Index (35%). Each component of the Customized Blend Index is an unmanaged index generally considered to represent the performance of the Fund's asset classes. The Customized Blend Index is intended to provide a theoretical comparison to the Fund's performance base d on the amounts allocated to each asset class. As noted in "Investment Objectives and Principal Strategies" above, the target asset allocations may have shifted since the most recent fiscal year end. The Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund. Source: Lipper Inc. The Customized Blend Index Closest Month-End to Inception average annual total returns as of 12/31/07 are 5.93% for Classes A, B, C and Z; and 10.23% for Classes M, R and X.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds Average category and does not include the effect of any sales charges. Returns would be lower if sales charges were reflected. Source: Lipper Inc. The Lipper Average Closest Month-End to Inception average annual total returns as of 12/31/07 are 5.27% for Classes A, B, C and Z; and 9.65% for Classe s M, R and X.
° Inception date for Class A, B, C, and Z shares is 11/18/98. Inception date for Class M, R, and X shares is 10/04/04.

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Growth Allocation Fund

Annual Total Returns % (Class A shares) 1

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too. The return for Class A shares from 1/1/08 - 6/30/08 was -12.94%.

BEST QUARTER: 20.08%	WORST QUARTER: -18.72%
(4th quarter of 1999)	(3rd quarter of 2002)

Average Annual Total Returns % (as of 12-31-07)
Return Before Taxes	One Year	Five Year		Since Inception
Class A shares	0.38	14.38	7.08
Class C shares	4.50	14.82		6.95
Class M shares	-0.30	N/A		11.48
Class R shares	5.92	N/A		12.70
Class X shares	-0.29	N/A	11.19
Class Z shares	6.49	15.98		8.04

Class B Shares %
Return Before Taxes	0.67	14.71		6.95
Return After Taxes on Distributions	-0.98	13.84	6.04
Return After Taxes on Distribution and Sale of Fund Shares	2.17	12.83		5.76

20	Target Asset Allocation Funds

Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	5.49	12.82		-
Customized Blend Index	6.36	15.21	-
Lipper Average	6.42	13.32		-

Notes to Average Annual Total Return Tables: ° The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A shares and Class R shares, respectively, the returns for Class A shares and Class R shares would have been lower.
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and afte r taxes, does not mean that the Fund will achieve similar results in the future.
° The "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.
° The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices in the United States have performed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund. The S&P 500 Index closest month-end to inception average annual total return as of 12/31/07 is 4.26% for Class A, B, C and Z shares and 10.90% for Class M, R, and X shares. Source: Lipper Inc.
° Customized Benchmark for Growth Allocation Fund (Customized Blend Index): a model portfolio consisting of the Russell 3000 Index (80%) and the MSCI EAFE Index (20%). Each component of the Customized Blend Index is an unmanaged index generally considered to represent the performance of the Fund's asset classes. The Customized Blend Index is intended to provide a theoretical comparison to the Fund's performance based on the amounts allocated to each asset class. As noted in "Investment Objectives and Principal Strategies" above, the target asset allocations may have shifted since the most recent fiscal year end. The Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund. The Customized Blend Index closest month-end to inception average annual total return as of 12/31/07 is 5.67% for Class A, B, C and Z shares and 13.27% for Class M, R, and X shares. Source: Lipper Inc.
° The Lipper Average is based on the average return of all mutual funds in the Lipper Multi-cap Core Funds category and does not include the effect of any sales cha rges. These returns would be lower if sales charges were reflected. The Lipper Average closest month-end to inception average annual total return as of 12/31/07 is 6.62% for Class A, B, C and Z shares and 11.32% for Class M, R, and X shares. Source: Lipper Inc.
° Inception date for class A, B, C, and Z shares is 11/18/98. Inception date for class M, R, and X shares is 10/04/04.

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FEES AND EXPENSES

This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund — Class A, B, C, M, R, X, and Z. Each share class has different (or no) sales charges — known as loads — and expenses, but represents an investment in the same Fund.

Class Z and Class R shares are available only to a limited group of investors. In addition, Class M and X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other JennisonDryden Funds.

For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

Shareholder Fees (paid directly from your investment)
	Class A	Class B	Class C	Class M	Class R	Class X	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None	None
Maximum deferred sales charge (load)	1%	5%	1%	6%	None	6%	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None	None
Redemption fees	None	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None	None
Small balance account fee	$15	$15	$15	$15	None	$15	None

Conservative Allocation Fund

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class M	Class R	Class X	Class Z
Management fees	.75	.75	.75	.75	.75	.75	.75
+ Distribution and service (12b-1) fees	.30	1.00	1.00	1.00	.75	1.00	None
+ Other expenses	.43	.43	.43	.43	.43	.43	.43
= Total annual Fund operating expenses	1.48	2.18	2.18	2.18	1.93	2.18	1.18
- Fee waiver or expense reimbursement	(.05)	None	None	None	(.25)	None	None
= Net annual Fund operating expenses	1.43	2.18	2.18	2.18	1.68	2.18	1.18

22	Target Asset Allocation Funds

Moderate Allocation Fund

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class M	Class R	Class X	Class Z
Management fees	.75	.75	.75	.75	.75	.75	.75
+ Distribution and service (12b-1) fees	.30	1.00	1.00	1.00	.75	1.00	None
+ Other expenses	.39	.39	.39	.39	.39	.39	.39
= Total annual Fund operating expenses	1.44	2.14	2.14	2.14	1.89	2.14	1.14
- Fee waiver or expense reimbursement	(.05)	None	None	None	(.25)	None	None
= Net annual Fund operating expenses	1.39	2.14	2.14	2.14	1.64	2.14	1.14

Growth Allocation Fund

Annual Fund Operating Expenses % (deducted from Fund assets)
	Class A	Class B	Class C	Class M	Class R	Class X	Class Z
Management fees	.75	.75	.75	.75	.75	.75	.75
+ Distribution and service (12b-1) fees	.30	1.00	1.00	1.00	.75	1.00	None
+ Other expenses	.36	.36	.36	.36	.36	.36	.36
= Total annual Fund operating expenses	1.41	2.11	2.11	2.11	1.86	2.11	1.11
- Fee waiver or expense reimbursement	(.05)	None	None	None	(.25)	None	None
= Net annual Fund operating expenses	1.36	2.11	2.11	2.11	1.61	2.11	1.11

EXAMPLES

This example is intended to help you compare the fees and expenses of each Fund's different share classes and the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same except that the contractual waiver of distribution and service (12b-1) fees for Class A and Class R shares is effective in this example for only the first year. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a monthly basis. The information in the ten years column reflects these conversions. Al though your actual costs may be higher or lower, based on these assumptions, your costs would be:

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Conservative Allocation Fund - Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$688	$988	$1,309	$2,217
Class B shares	721	982	1,269	2,253
Class C shares	321	682	1,169	2,513
Class M shares	821	1,082	1,369	2,336
Class R shares	171	582	1,019	2,234
Class X shares	821	1,082	1,469	2,513
Class Z shares	120	375	649	1,432

Moderate Allocation Fund - Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$684	$976	$1,289	$2,175
Class B shares	717	970	1,249	2,211
Class C shares	317	670	1,149	2,472
Class M shares	817	1,070	1,349	2,294
Class R shares	167	570	998	2,191
Class X shares	817	1,070	1,449	2,472
Class Z shares	116	362	628	1,386

Growth Allocation Fund - Example (Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$681	$967	$1,274	$2,144
Class B shares	714	961	1,234	2,179
Class C shares	314	661	1,134	2,441
Class M shares	814	1,061	1,334	2,263
Class R shares	164	561	983	2,159
Class X shares	814	1,061	1,434	2,441
Class Z shares	113	353	612	1,352

24	Target Asset Allocation Funds

You would pay the following expenses on the same investment if you did not sell your shares:

Conservative Allocation Fund - Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$688	$988	$1,309	$2,217
Class B shares	221	682	1,169	2,253
Class C shares	221	682	1,169	2,513
Class M shares	221	682	1,169	2,336
Class R shares	171	582	1,019	2,234
Class X shares	221	682	1,169	2,513
Class Z shares	120	375	649	1,432

Moderate Allocation Fund - Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$684	$976	$1,289	$2,175
Class B shares	217	670	1,149	2,211
Class C shares	217	670	1,149	2,472
Class M shares	217	670	1,149	2,294
Class R shares	167	570	998	2,191
Class X shares	217	670	1,149	2,472
Class Z shares	116	362	628	1,386

Growth Allocation Fund - Example (No Redemption)
	One Year	Three Years	Five Years	Ten Years
Class A shares	$681	$967	$1,274	$2,144
Class B shares	214	661	1,134	2,179
Class C shares	214	661	1,134	2,441
Class M shares	214	661	1,134	2,263
Class R shares	164	561	983	2,159
Class X shares	214	661	1,134	2,441
Class Z shares	113	353	612	1,352

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Notes to Fees and Expenses and Examples Tables
° Your broker may charge you a separate or additional fee for purchases and sales of shares or an administrative fee on Fund balances, including income from Fund distributions.
° If the value of your account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The small balance account fee will also be charged on accounts invested in Class L, M or X shares if applicable (these share classes are currently not offered for sale). The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) Automatic In vestment Plan ("AIP") accounts or employee savings plan accounts. For more information, see "Purchase, Redemption and Pricing of Fund Shares—Small Balance Account Fee" in the Statement of Additional Information.
° Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential Financial, Inc. (Prudential).
° The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
° The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.
° The Distributor of the Fund has contractually agreed through November 30 , 2009 to reduce its distribution and service (12b-1) fees for Class A shares to an annual rate of .25 of 1% of the average daily net assets of Class A shares and its distribution and service (12b-1) fees for Class R shares to an annual rate of .50 of 1% of the average daily net assets of Class R shares.
° The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase.
° The CDSC for Class X shares decreases by 1% annually to 4% in the third and fourth years after purchase, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. Class X shares convert to Class A shares approximately 10 years after purchase.

26	Target Asset Allocation Funds

HOW THE FUNDS INVEST

INVESTMENT OBJECTIVES AND POLICIES

Conservative Allocation Fund
The Fund's investment objective is to seek to provide current income and a reasonable level of capital appreciation. This means that we seek investments that will pay income and increase in value. The Fund seeks to achieve its objective by investing in a diversified portfolio of fixed-income and equity securities.

Moderate Allocation Fund
The Fund's investment objective is to seek to provide capital appreciation and a reasonable level of current income. This means that we seek investments that will increase in value and investments that will pay income. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed-income securities.

Growth Allocation Fund
The Fund's investment objective is to seek to provide long-term capital appreciation. This means that we seek investments that will increase in value. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities.

Fixed-Income Segments
The Conservative Allocation and Moderate Allocation Funds normally invest approximately 60% (which may range up to 65%) and approximately 35% (which may range up to 40%) of their respective total assets, in debt securities of varying credit quality, including securities issued or guaranteed by the U.S. government and its agencies, and debt obligations issued by U.S. companies, foreign companies and foreign governments and their agencies. Pacific Investment Management Company LLC (PIMCO) manages the fixed-income segments of the Conservative Allocation and Moderate Allocation Funds. PIMCO focuses primarily on investment-grade domestic and foreign debt obligations - debt obligations rated at least BBB by S&P, Baa by Moody's, or the equivalent by another major rating service, and unrated debt obligations that PIMCO believes are comparable in quality.

The Conservative Allocation and Moderate Allocation Funds may each invest up to 35% of the ir respective total assets in high yield debt obligations. These obligations, also known as "junk bonds," include securities rated below B by S&P, Moody's or another major rating service, and unrated debt obligations that the subadviser believes are comparable in quality. The Funds will buy securities rated below B opportunistically, when the securities' values appear attractive relative to underlying credit quality.

The Conservative Allocation and Moderate Allocation Funds may each invest up to 30% of their respective total assets in non-U.S. dollar denominated foreign debt securities, and up to 10% of its total assets in securities of issuers in emerging markets, including (but not limited to) Brady Bonds. In the fixed income segments, foreign

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currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the Fund's total assets.

The Conservative Allocation and Moderate Allocation Funds may each also invest up to 5% of their respective total assets in event-linked bonds, the return of principal and payment of interest on which depends on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake or other physical or weather-related phenomenon.

In choosing debt obligations, PIMCO considers economic conditions and interest rate fundamentals and, for foreign debt securities, country and currency selection. PIMCO also evaluates individual debt securities within each fixed-income sector based upon their relative investment merit. PIMCO also considers factors such as yield, duration and potential for price or currency appreciation, as well as credit quality, maturity and risk.

Mortgage-Related Securities
The Conservative Allocation and Moderate Allocation Funds may each invest in mortgage-related securities issued or guaranteed by U.S. governmental entities or private issuers. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage-related securities issued by the U.S. government or its agencies include obligations of the Federal National Mortgage Association (FNMA, or "Fannie Mae") and the Government National Mortgage Association (GNMA, or "Ginnie Mae") and debt securities issued by the Federal Home Loan Mortgage Corporation("Freddie Mac"). The U.S. government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities, but not their value. Private mortgage-related securities that are not guaranteed by U.S. governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default. Subsequent to the year end, the Federal Housing Finance Agency (FHFA) has placed Fannie Mae and Freddie Mac into conservatorship.

Mortgage pass-through securities include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities. A collateralized mortgage obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A multiclass pass-through security is an equity interest in a trust composed of underlying mortgage assets. Payments of principal and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multiclass pass-through security. A stripped mor tgage-backed security (MBS strip)may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.

28	Target Asset Allocation Funds

The values of mortgage-backed securities vary with changes in market interest rates, generally, and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to increase as homeowners and others refinance their higher-rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decline, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.

Asset-Backed Securities
The Conservative Allocation, Moderate Allocation and Growth Allocation Funds may each invest in asset-backed debt securities including, but not limited to, collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs). An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables. Unlike mortgage-related securities, asset-backed securities are usually not collateralized. However, credit related asset-backed securities may be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Equity Segments
The Conservative Allocation, Moderate Allocation and Growth Allocation Funds normally invest approximately 40% (which may range up to 45%), approximately 65% (which may range up to 70%) and substantially all, respectively, of their total assets in stocks of U.S. and foreign companies. The Conservative Allocation, Moderate Allocation and Growth Allocation Funds may invest up to 20%, 30% and 40%, respectively, of their total assets in non-U.S. dollar denominated stocks of companies located in foreign countries, including developing countries. The Funds consider "foreign" securities to be only those stocks of foreign companies that are denominated in foreign currencies (including the euro - a multinational currency unit). Therefore, the limitation on the amount of a Fund's total assets that may be invested in the stock of foreign companies does not apply to U.S. dollar denominated foreign stocks. Marsico Capital Management, Goldman Sachs Asset Management, Hotchkis and Wiley Capital Management, JPMorgan Investment Management, NFJ Investment Group, Eagle, EARNEST Partners and Vaughan Nelson Investment Management manage portions of the equity segments of each Fund. Foreign equity investments may comprise u p to 20%, 30% and 40%, of the total assets of the Conservative Allocation, Moderate Allocation and Growth Allocation Funds, respectively. LSV Asset Management and Thornburg Investment Management select foreign equity investments for the Moderate Allocation and Growth Allocation Funds.

Each Fund may also invest in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). ADRs, ADSs, GDRs and EDRs are certificates - usually

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issued by a bank or trust company - that represent an equity investment in a foreign company. ADRs and ADSs are issued by U.S. banks and trust companies and are valued in U.S. dollars. EDRs and GDRs are issued by foreign banks and trust companies and may be valued in foreign currencies.

The subadvisers (in alphabetical order, below) of each Fund's equity segments each focus on a particular type and style of investing.

EARNEST Partners focuses on stocks of small-cap companies, using a value investment style, and may from time to time additionally emphasize investments in mid-cap companies. EARNEST Partners employs a screening process, called Return Pattern Recognition®, which identifies factors that EARNEST Partners believes to be helpful in selecting stocks that will outperform the Russell 2000 Value Index. EARNEST Partners' investment team conducts fundamental analysis on the highest-ranking stocks identified by its Return Pattern Recognition® model. EARNEST Partners' fundamental company analysis consists of an industry review, a competitive framework analysis, review of the company's current and prospective financials, an assessment of the effect of current news on the company and an evaluation of the company's management. EARNEST Partners seeks to control risk by using a statistical approach called "downside deviation," which measures and c ontrols the prospects of substantially underperforming the broader small- and medium-size company market. EARNEST Partners will sell a portfolio holding when it identifies meaningful adverse information that would cause the holding to fail the fundamental review described above. In addition, since EARNEST Partners seeks to hold a consistent number of equity securities in the segment, it will replace a portfolio holding if it identifies a more promising investment.

Goldman Sachs Asset Management, L.P. employs a quantitative driven, bottom-up approach to equity investing based on the belief that active management can add value. Successful active management requires comprehensive analysis of all the relevant data, careful risk management, discipline and objectivity. Goldman Sachs Asset Management, L.P. combines fundamental analysis with sophisticated quantitative modeling and carefully manages the risk in our portfolios. Goldman Sachs Asset Management, L.P. believes that this process will provide positive excess returns over our benchmarks over time.

Hotchkis and Wiley normally focuses on stocks that have a high cash dividend or payout yield relative to the market. Payout yield is defined as dividend yield plus net share repurchases. The subadviser also may invest in stocks that don't pay dividends, but have growth potential unrecognized by the market or changes in business or management that indicate growth potential.

JPMorganfollows a three-step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company's relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the

30	Target Asset Allocation Funds

quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

LSV utilizes a deep value investment style. LSV uses proprietary investment models to manage its portion of the Funds in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-US, developed market equities. This investment strategy can be described as a "contrarian value" approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

Marsico focuses on stocks of large-cap companies (defined by Marsico as companies with market capitalizations greater than $4 billion). Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of the top-down analysis , Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico may focus on any of a number of different attributes that may include the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

NFJ is a deep-value equity manager specializing in a diversified low P/E approach that selects stocks on a bottom-up basis. They seek fundamentally sound, dividend-paying companies that the managers feel are undervalued. Their philosophy is solid ly based on research, which has shown that portfolios of low P/E, dividend-paying stocks have substantially outperformed market indices over extended periods. NFJ Investment Group focuses on dividends, discipline and diversification.

Eagle Asset Management employs a rigorous bottom-up stock selection approach designed to capitalize on profitable small-size companies. They focus on long-term

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investment opportunities that exhibit Rapid Growth at Reasonable Price (R-GARP) characteristics. They seek to capture the significant long-term capital appreciation potential of small, rapidly growing, under-researched companies.

Thornburg employs a bottom-up investment process that looks to identify promising companies selling at a discount to their intrinsic value. Securities are selected on a "comprehensive value basis" using traditional fundamental research evaluation methods. To achieve our objective, we invest primarily in the common stock and preferred stock of foreign (non-U.S. based) companies of all sizes. Under normal market conditions, at least 80% of total assets are invested in foreign securities or depository receipts of foreign securities. Investments may also be made in developing countries. Thornburg employs a sell discipline that establishes price targets at the time of purchase and may consider other factors as well .

Vaughan Nelson focuses on a value investment style and believes temporary information and liquidity inefficiencies in the small capitalization universe provide the active manager with opportunities to invest in companies at valuations materially below their long-term intrinsic value. Vaughan Nelson utilizes a disciplined valuation methodology combined with fundamental research to take advantage of the inefficiencies inherent in the small cap value universe.

For more information, see "Investment Risks" and the Statement of Additional Information (SAI). The SAI contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.

Although we make every effort to achieve each Fund's objective, we can't guarantee success. Except for certain investment restrictions described in the SAI, the Board of Trustees (the Board) can change the investment objective and policies of each Fund without obtain ing shareholder approval.

Cash Management
To the extent that any segment of the Funds has uninvested assets, Prudential Investment Management, Inc. (PIM) will manage these assets until the subadviser responsible for such assets requires them for investment in accordance with the subadviser's investment type or style. PIM will invest such assets primarily in high-quality, short-term money market instruments.

32	Target Asset Allocation Funds

OTHER INVESTMENTS AND STRATEGIES

In addition to their principal strategies described above, unless otherwise specified below, we may also use the following investment strategies to increase the Funds' returns or protect their assets if market conditions warrant.

Money Market Instruments
Each Fund may invest in high-quality money market instruments. Money market instruments include the commercial paper of U.S. and foreign corporations, obligations of U.S. and foreign banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. Each Fund will generally purchase money market instruments in one of the two highest short-term quality ratings of a major rating service. Each Fund may also invest in money market instruments that are not rated, but which we believe are of comparable quality to the instruments described above. The Growth Allocation Fund uses money market instruments for cash management purpo ses only.

U.S. Government Securities
Each Fund may invest in debt obligations issued by the U.S. Treasury. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. government.

Each Fund may also invest in other debt obligations issued or guaranteed by the U.S. government and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. government, like GNMA obligations. Debt securities issued by other government entities, like obligations of FNMA and the Student Loan Marketing Association, are not backed by the full faith and credit of the U.S. government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.

The U.S. government sometimes "strips" its debt obligations into their component parts: the U.S. government's obligation to make interest payments and its obligation to repay the amount borrowed. These stripped securities are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional debt obligations. A Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.

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Temporary Defensive Investments
In response to adverse market, economic or political conditions, each Fund may temporarily invest up to 100% of its total assets in money market instruments or U.S. government securities. Investing heavily in these securities limits our ability to achieve each Fund's investment objective, but can help to preserve a Fund's assets when securities markets are unstable.

Reverse Repurchase Agreements and Dollar Rolls
Each Fund may enter into reverse repurchase agreements. When a Fund enters into a reverse repurchase agreement, the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.

The Conservative Allocation and Moderate Allocation Funds may each enter into dollar rolls. When a Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

Repurchase Agreements
Each Fund may also use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for a Fund and is, in effect, a loan by the Fund. The Growth Allocation Fund uses repurchase agreements for cash management purposes, only.

Convertible and Preferred Securities
Each Fund may also invest in convertible and preferred securities , including convertible bonds, convertible preferred stock, and non-convertible preferred stock,warrants and rights. These are securities - like bonds, corporate notes and preferred stock - that can convert into the company's common stock or some other equity security. Moderate Allocation Fund and Conservative Allocation Fund may invest up to 20% of each Fund's total investable assets in convertible bonds, convertible preferred stock and non-convertible preferred stock.

Collateralize d-Debt Obligations (CDOs)
The Conservative Allocation and Moderate Allocation Fundsmay each invest in collateralized debt obligations (CDOs). A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors. Investment in CDOs will be limited to 5% of the total investable assets of each Fund.

34	Target Asset Allocation Funds

Credit-Linked Securities
The Conservative Allocation and Moderate Allocation Funds may each invest in credit-linked securities. Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

Derivative Strategies
We may use various derivatives strategies to try to improve a Fund's returns. We may also use hedging strategies to try to protect a Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that a Fund will not lose money. The derivatives in which the Funds may invest include, but are not limited to, futures, options and options on futures, indexed and inverse floating rate securities and swaps. In addition, each Fund may enter into foreign currency forward contracts and foreign currency exchange contracts and purchase commercial paper that is indexed to foreign currency exchange rates.

Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment - a security, market index, currency, interest rate or some other benchmark - will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Fund's overall investment objective. A subadviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset a Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. When a Fund uses derivative strategies, the Fund designates certain assets as segregated, as required by the Securities and Exchange Commission (SEC or Commission). For more information about these strategies, see the SAI.

Currency Hedges
Each Fund may also use "currency hedges" to help protect its net asset value (NAV) from declining if a particular foreign currency were to decrease in value against the
U.S. dollar.

Options
Each Fund may purchase and sell put and call options on securities, swap agreements, securities indexes, futures contracts and currencies traded on U.S. or foreign securities exchanges or on the over-the-counter market. An option is the right to buy or sell securities in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes and U.S. government securities. A Fund will sell only covered options.

Futures Contracts and Related Options and Foreign Currency Forward Contracts
A Fund may purchase and sell financial futures contracts and related options with respect to, among other things, debt securities, aggregates of debt securities, interest rates, currencies, financial indexes or U.S. Government securities. A futures contract is an exchange-traded agreement to buy or sell a set quantity of an underlying asset at a future date or to make or receive a cash payment based on the value of a securities index or some other asset on a stipulated future date. The terms of futures contracts are generally standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and a Fund makes daily margin payments based on price movements in the index. The Conservative Allocation and Moderate Allocation Funds may also invest in futures contracts on interest rate swa ps to hedge the Fund's assets; that is, to attempt to protect the Fund's assets from a decline in value. Each Fund also may enter into foreign currency forward contracts to attempt to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contractis an obligation to buy or sell a given currency on a future date at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is

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made upon delivery, rather than daily. For more information about these strategies, see the SAI.

A Fund may enter into foreign currency forward contracts and options in several circumstances, with one of the purposes being to protect the value of its assets against future changes in the level of currency exchange rates. Each Fund's dealings in foreign currency forward contracts and options can be used for, but may not be limited to, hedging involving either specific transactions or portfolio positions.

Short Sales
The Funds may make short sales of a security. This means that a Fund may sell a security that it does not own when it thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risks. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money to the extent that the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. Although the Fund's gain is limited to the price at which it sold the securities short, its potential loss is limited only by the maximum attainable price of the securities, less the price at which the security was sold and may, theoretically, be unlimited. Each Fund may also make short sales "against th e box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

Additional Strategies
Each Fund may also use additional strategies, such as purchasing debt securities on a when-issued or delayed-deliverybasis. When a Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the debt obligations take place at a later time. The Fund does not earn interest income

36	Target Asset Allocation Funds

until the date the debt obligations are delivered.

The Conservative Allocation and Moderate Allocation Funds may each enter into swap transactions, including interest rate, index, credit, long and short credit default, currency, and total return swaps agreements (or a combination of these swap agreements or other similar swap agreements) or options on swap agreements. The swap may, among other things, preserve a return or spread on a particular investment or portion of a Fund, protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or transfer or allocate credit risk.

Each Fund also follows certain policies when it borrows money (each Fund can borrow up to 33 1/3 % of the value of its total assets and pledge up to 33 1/3 % of its total assets to secure these borrowings); and holds illiquid securities (each Fund may hold up to 15% of its net assets in illiquid securitie s, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days).

Each Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

Portfolio Turnover
It is not a principal strategy of any Fund to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, as a result of the strategies described above, a Fund may have an annual portfolio turnover rate of over 100%. For the fiscal year ended July 31, 2008, the Conservative Allocation, Moderate Allocation and Growth Allocation Funds had annual portfolio turnover rates of 353%, 213% and 83%, respectively. For the fiscal year ended July 31, 2007, the Conservative Allocation, Moderate Allocation and Growth Allocation Funds had annual portfolio turnover rates of 395%, 195% and 71%, respectively. Portfolio turnover is generally the percentage computed by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover may occur due to active portfolio management by the subadvisers or as a result of reallocations among subadvisers. High portf olio turnover (100% or more) results in higher brokerage commissions and other costs and can affect a Fund's performance. It also can result in the Funds generating more short-term capital gain rather than long-term capital gain, causing more dividends to shareholders to be taxable as ordinary income rather than as long-term capital gain.

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INVESTMENT RISKS

All investments involve risk, and investing in a Fund is no exception. Since a Fund's holdings can vary significantly from broad-based securities market indexes, performance of a Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Funds' principal strategies and certain other non-principal strategies that a Fund may use. The investment types are listed in the order in which they normally will be used. Unless otherwise noted, a Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. For more information, see the SAI.

38	Target Asset Allocation Funds

Principal Investment Strategies

Common Stocks
Risks	Potential Rewards

  Individual stocks could lose value.

  Equity markets could go down, resulting in a decline in value of the Fund's investments.

  Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

  Investment style risk— the risk that returns from the types of stocks in which the Fund invests will trail returns from the overall stock market.

  Historically, stocks have outperformed other investments over the long term.

  Generally, economic growth leads to higher corporate profits, which in turn can lead to an increase in stock prices, known as capital appreciation.

  May be a source of dividend income.

Small capitalization stocks
Risks	Potential Rewards

  Individual stocks could lose value.

  The equity markets could go down, resulting in a decline in value of the Fund's investments.

  Stocks of small companies are more volatile and may decline more than those in the S&P 500 Index.

  Small-cap companies are more likely to reinvest earnings and not pay dividends.

  Changes in interest rates may affect the securities of small companies more than the securities of larger companies.

  Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments.

  Historically, stocks have outperformed other investments over the long term.

  Generally, economic growth means higher corporate profits, which leads to an increase in stock prices, known as capital appreciation.

  Highly successful small-cap companies can outperform larger ones.

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Fixed-income securities
Risks	Potential Rewards

  A Fund's holdings, share price, yield and total return will fluctuate in response to bond market movements.

  Credit risk - the risk that the default of an issuer would leave a Fund with unpaid interest or principal. The lower an instrument's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector, or the market as a whole.

  Interest rate risk - the value of most bonds will fall when interest rates rise: the longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility, particularly for junk bonds and stripped securities.

  Bonds have generally outperformed money market instruments over the long term with less risk than stocks.

  Most bonds will rise in value when interest rates fall.

  A source of regular interest income.

  Generally more secure than stocks since companies must pay their debts before paying stockholders.

  Investment-grade obligations have a lower risk of default.

  Bonds with longer maturity dates typically have higher yields.

  Intermediate-term securities may be less susceptible to loss of principal than longer-term securities.

40	Target Asset Allocation Funds

Foreign Equity Securities & Foreign Debt Securities
Risks	Potential Rewards

  Foreign markets, economies and political systems, particularly those in developing countries, may not be as stable as those in the U.S.

  Currency risk - adverse changes in the values of foreign currencies can cause losses (non-U.S. dollar denominated securities).

  May be less liquid than U.S. stocks and bonds.

  Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and involve more risks.

  Investments in emerging market securities are subject to greater volatility and price declines.

  Investors may participate in the growth of foreign markets through a Fund's investments in companies operating in those markets.

  Fund may profit from a favorable change in the value of foreign currencies (non-U.S. dollar denominated securities).

  Opportunities for diversification.

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Non-Principal Investment Strategies

U.S. Government and agency securities
Risks	Potential Rewards

  Not all U.S. government securities are insured or guaranteed by the U.S. government. Some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt.

  Limits potential for capital appreciation.

  Credit risk - the risk that the borrower can't pay back the money borrowed or make interest payments (relatively low for U.S. government securities). The lower a bond's quality, the higher its potential volatility.

  Market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower.

  Market risk may affect an industry, a sector or the market as a whole.

  Interest rate risk - the risk that the value of most debt obligations will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may follow.

  May preserve the Fund's assets.

  A source of regular interest income.

  Generally more secure than lower quality debt securities and generally more secure than equity securities.

  Principal and interest may be guaranteed by the U.S. government.

  If interest rates decline, long-term yields should be higher than money market yields.

  Bonds have generally outperformed money market instruments over the long term.

  Most bonds rise in value when interest rates fall.

42	Target Asset Allocation Funds

Money market instruments
Risks	Potential Rewards

  Limits the Fund's potential for capital appreciation and achieving its objective.

  Credit risk (which is less of a concern for money market instruments) - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments.

  Market risk (which is less of a concern for money market instruments) - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

May preserve the Fund's assets.

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Mortgage-related securities
Risks	Potential Rewards

  Prepayment risk - the risk that the underlying mortgages may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding securities.

  Credit risk - the risk that the underlying mortgages will not be paid by debtors or by credit insurers or guarantors of such instruments. Some private mortgage securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond's insurer.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility.

  A source of regular interest income.

  The U.S. Government guarantees interest and principal payments on certain securities.

  May benefit from security interest in real estate collateral.

  Pass-through instruments provide greater diversification than direct ownership of loans.

44	Target Asset Allocation Funds

Asset Backed Securities
Risks	Potential Rewards

  Credit risk - the risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Some asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk.

  Prepayment risk - the risk that the underlying debt instruments may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding debt instruments.

  Extension risk - the risk that rising interest rates may cause the underlying debt instruments to be paid off more slowly by the debtor, causing the value of the securities to fall.

  Market risk - the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bonds insurer.

  Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. Price volatility may result.

  A potential source of regular interest income.

  Prepayment risk is generally lower than with mortgage-related securities.

  Pass-through instruments may provide greater diversification than direct ownership of loans.

  May offer higher yield due to their structure than other instruments.

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Collateralized debt obligations
Risks	Potential Rewards

  The CDO's underlying obligations may not be authorized investments for the Fund.

  As a derivative, a CDO is subject to credit, liquidity and market risks, as well as price volatility.

  Limited liquidity because of transfer restrictions and lack of an organized trading market.

Greater diversification than direct investment in debt instruments. May offer higher yield due to their structure than other instruments.

46	Target Asset Allocation Funds

Credit-Linked Securities
Risks	Potential Rewards

  The issuer of the credit-linked security may default or go bankrupt.

  Credit risk of the corporate credits underlying the credit default swaps.

  Typically privately negotiated transactions, resulting in limited liquidity or no liquidity.

  See market risk, prepayment risk and extension risk.

A source of regular interest income. Pass-through instruments may provide greater diversification than direct investments. May offer higher yield due to their structure than other instruments.

Derivatives
Risks	Potential Rewards

  The value of derivatives (such as futures, swaps and options) that are used to hedge a portfolio security is generally determined independently from the value of that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security.

  Derivatives may not have the intended effects and may result in losses or missed opportunities.

  The counterparty to a derivatives contract could default.

  Derivatives can increase share price volatility and those that involve leverage could magnify losses.

  Certain types of derivatives involve costs to the Fund that can reduce returns.

  It may be difficult to value precisely or sell at the time or price desired.

  Derivatives could make money and protect against losses if the investment analysis proves correct.

  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost.

  One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time.

  Hedges that correlate well with an underlying position can reduce or eliminate the volatility of investment income or capital gains at low cost.

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Reverse repurchase agreements & Dollar Rolls
Risks	Potential Rewards

  Risk that counterparty may fail to return securities in a timely manner or at all.

  May magnify underlying investment losses.

  Investment costs may exceed potential underlying investment gains.

  Leverage risk - the risk that the market value of the securities purchased with proceeds of the sale declines below the price of the securities the Fund must repurchase.

May magnify underlying investment gains.

When issued and delayed delivery securities
Risks	Potential Rewards

  The value of securities may decrease before delivery occurs.

  The broker/dealer may become insolvent prior to delivery.

  If the security is not issued, or the counter-party fails to meet its obligation, the Fund loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price.

May enhance investment gains.

Borrowing
Risks	Potential Rewards
Leverage for investment may magnify losses. Interest costs and borrowing fees may exceed potential investment gains.	Leverage may magnify investment gains (if any).

Stripped Securities
Risks	Potential Rewards
More volatile than securities where the principal and interest are not separated.	Value may rise faster when interest rates fall.

48	Target Asset Allocation Funds

Swaps
Risks	Potential Rewards

  Speculative technique including risk of loss of payment swapped.

  May be difficult to value precisely.

  May be difficult to sell at the time or price desired.

  The other party to a swap agreement could default.

Helps protect the return on an investment.

Illiquid Securities
Risks	Potential Rewards
May be difficult to value precisely. May be difficult to sell at the time or price desired.	May offer a more attractive yield or potential for growth than more widely traded securities.

Adjustable/floating rate securities
Risks	Potential Rewards
Value lags behind the value of fixed rate securities when interest rates change.	May take advantage of rising interest rates.

Exchange-traded funds (ETFs)
Risks	Potential Rewards
The price movement of an ETF may not track the underlying index or basket of stocks and may result in a loss. Duplicate management fees.	Helps to manage smaller cash flows. Ability to get instant exposure to an index.

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Conservative Allocation Fund: Principal & Non-Principal Strategies

  Common Stocks (approximately 40%, may range up to 45%)

  Small capitalization stocks (up to 15%)

  Fixed-income securities (approximately 60%, may range up to 65%)

  Foreign Equity Securities (up to 20%)

  Foreign Debt Securities (up to 30%, no more than 10% in emerging markets)

  U.S. Government and agency securities (percentage varies; up to 100% on a temporary basis)

  Money market instruments (amount varies on a normal basis; up to 100% on a temporary basis)

  Mortgage-related securities (percentage varies, up to 35%)

  Asset Backed Securities (amount varies, but usually less than 25%)

  Collateralized debt obligations (up to 5%)

  Credit-Linked Securities (up to 15%)

  Derivatives (percentage varies)

  Reverse repurchase agreements & Dollar Rolls (up to 33 1/3%, usually less than 10%)

  When issued and delayed delivery securities: All Funds: percentage varies, usually less than 35% of total assets

  Borrowing (up to 33 1/3%, usually less than 10%)

  Stripped Securities (percentage varies)

  Swaps: (up to 15% of net assets)

  Illiquid Securities (up to 15% of net assets)

  Adjustable/floating rate securities (percentage varies)

  ETFs (up to 5% in any one ETF or other registered investment company (RIC), and up to 10% in ETFs or other RICs collectively)

50	Target Asset Allocation Funds

Moderate Allocation Fund: Principal & Non-Principal Strategies

  Common Stocks (approximately 65%, may range up to 70%)

  Small capitalization stocks (up to 25%)

  Fixed-income securities (approximately 35%, may range up to 40%)

  Foreign Equity Securities (up to 30%)

  Foreign Debt Securities (up to 30%, no more than 10% in emerging markets)

  U.S. Government and agency securities (percentage varies; up to 100% on a temporary basis)

  Money market instruments (amount varies on a normal basis; up to 100% on a temporary basis)

  Mortgage-related securities (percentage varies, up to 35%)

  Asset Backed Securities (amount varies, but usually less than 25%)

  Collateralized debt obligations (up to 5%)

  Credit-Linked Securities (up to 15%)

  Derivatives (percentage varies)

  Reverse repurchase agreements & Dollar Rolls (up to 33 1/3%, usually less than 10%)

  When issued and delayed delivery securities (percentage varies, usually less than 35% of total assets)

  Borrowing (up to 33 1/3%, usually less than 10%)

  Stripped Securities (percentage varies)

  Swaps (up to 15% of net assets)

  Illiquid Securities (up to 15% of net assets)

  Adjustable/floating rate securities (percentage varies)

  ETFs (up to 5% in any one ETF or other registered investment company (RIC), and up to 10% in ETFs or other RICs collectively)

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Growth Allocation Fund: Principal & Non-Principal Strategies

  Common Stocks (substantially all)

  Small capitalization stocks (up to 35%)

  Foreign Equity Securities (up to 40%)

  U.S. Government and agency securities (percentage varies; up to 100% on a temporary basis)

  Money market instruments (amount varies on a normal basis; up to 100% on a temporary basis)

  Asset Backed Securities (amount varies, but usually less than 25%)

  Derivatives (percentage varies)

  Reverse repurchase agreements & Dollar Rolls (up to 33 1/3%, usually less than 10%)

  When issued and delayed delivery securities (percentage varies, usually less than 35%)

  Borrowing (up to 33 1/3%, usually less than 10%)

  Illiquid Securities (up to 15% of net assets)

  ETFs (up to 5% in any one ETF or other registered investment company (RIC), and up to 10% in ETFs or other RICs collectively)

52	Target Asset Allocation Funds

HOW THE FUNDS ARE MANAGED

BOARD OF DIRECTORS

The Funds are overseen by a Board of Directors or Trustees (hereafter referred to as Directors, or the Board). The Board oversees the actions of the Manager, investment subadviser(s) and Distributor and decides on general policies. The Board also oversees the Funds' officers, who conduct and supervise the daily business operations of the Funds.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102

Under a management agreement with the Trust, PI manages each Fund's investment operations and administers its business affairs. PI relies on its Strategic Investment Research Group (SIRG) in managing each Fund's investment operations. PI is also responsible for all investment advisory services and supervising the Advisers. For the fiscal year ended July 31, 2008 each Fund paid PI management fees computed at the annual rate of 0.75% of the average daily net assets up to $500 million, 0.70% of the average daily net assets for the next $500 million and 0.65% of the average daily net assets in excess of $1 billion.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2007, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $121.1 billion.

Subject to the supervision of the Board, Pl is responsible for conducting the initial review of prospective investment subadvisers for the Funds. In evaluating a prospective investment subadviser, Pl considers many factors, including the firm's experience, investment philosophy and historical performance. Pl is also responsible for monitoring the performance of the Funds' investment subadviser(s).

Pl and the Funds operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits Pl to enter into or amend agreements with investment subadvisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment subadviser. Shareholders of the Funds still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Funds will notify shareholders of any new investment subadvisers or material amendments to subadvisory agreements pursuant to the Order.

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A discussion of the basis for the Board's approvals of the management and subadvisory agreements is available in the annual report to shareholders, which is available at the end of September each year.

SUBADVISERS AND PORTFOLIO MANAGERS

Introduction
The subadvisers are responsible for the day-to-day management of each Fund segment that they manage, subject to the supervision of PI and the Board. The subadvisers are paid by PI, not the Trust.

The subadvisers manage segments within the Funds, focusing on a particular investment type and style. The Manager allocates daily cash inflows ( i.e., purchases and reinvested dividends) and outflows ( i.e., redemptions and expense items) among the segments of each Fund. By using several subadvisers for each Fund, and by periodically rebalancing each Fund in accordance with its asset allocation strategy, the Manager seeks long-term benefits from a balance of different investment disciplines. The Manager believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Funds and help reduce their volatility. Reallocations m ay result in higher portfolio turnover and correspondingly higher transactional costs. In addition, a Fund may experience wash transactions - where one subadviser buys a security at the same time another subadviser sells it. When this happens, the Fund's position in that security remains unchanged, but the Fund has paid additional transaction costs.

The following sets forth certain information about each of the subadvisers (in alphabetical order).

Eagle Asset Management (Eagle) was founded in 1976 and is an autonomous wholly-owned subsidiary of Raymond James Financial, Inc. The firm provides an array of equity and fixed-income investing strategies to a variety of individual and institutional clients. As of June 30, 2008, Eagle had approximately $13.3 billion in assets under management. Eagle's address is 880 Carrillon Parkway, St. Petersburg, FL 33716.

Bert L. Boksen, CFA serves as the lead portfolio manager of the strategy. Mr . Boksen is Senior Vice President and Managing Director of Eagle. He has 31 years of investment experience. He earned a B.A. in Business from City College of New York in 1970, and an M.B.A. in Finance from St. John's University in 1977. Mr. Boksen is a Chartered Financial Analyst. Since January 2002, Mr. Boksen has served as Manager and President of EG Management I, LLC, general partner of Investment Partnership. Since April, 1995, Mr. Boksen has served as Senior Vice President of Eagle Asset Management, Inc. He has portfolio management responsibilities for Small Cap Growth Equity accounts. Mr. Boksen was appointed Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James Associates, Inc., where he was Chairman of the Raymond James Focus Committee. Mr. Boksen has been a registered representative of Raymond

54	Target Asset Allocation Funds

James Associates, Inc. since 1979.

Mr. Boksen is assisted by Eric Mintz, CFA. Mr. Mintz is an Assistant Portfolio Manager for Small Cap Growth Equity accounts. Mr. Mintz joined Eagle in 2005 as a Senior Research Analyst and brings 13 years of investment experience as an analyst and research associate. He holds a B.A. in Economics from Washington and Lee University and earned his M.B.A. from the University of Southern California. Mr. Mintz received his Chartered Financial Analyst designation in 2000.

Eagle has been a subadviser to the Funds since July 2008.

EARNEST Partners (EARNEST)
EARNEST is employee owned and a subsidiary of EARNEST Holdings, LLC. Paul E. Viera, Jr. (whose background is described below) holds a controlling interest and the position of CEO. Founded in 1998, EARNEST Partners had approximately $20.0 billion in assets under management as of June 30, 2008. The address of EARNEST Partners is 1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309.

Paul E. Viera, Jr., Chief Executive Officer and Partner of EARNEST Partners, manages the EARNEST Partners segment of the Funds. A founding member of EARNEST Partners, he previously served as a Global Partner of, and portfolio manager with, INVESCO Capital Management from 1991 to 1998.

EARNEST has been a subadviser to the Funds since December 2001.

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Goldman Sachs Asset Management LP
Goldman Sachs Asset Management, L.P. has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs, Co. (Goldman Sachs). As of June 30, 2008, Goldman Sachs Asset Management, L.P., including its investment advisory affiliates, had assets under management of $773 billion.

The large capitalization growth equity segments of the Funds advised by Goldman Sachs Asset Management, L.P. are team-managed. The portfolio managers responsible for the day-to-day management are Melissa Brown, CFA, Robert C. Jones, CFA, Andrew W. Alford, PhD and Mark Carhart, PhD, CFA.

Ms. Brown is a Managing Director and Co-Head of Global Product Strategy for the Quantitative Investment Strategies ("QIS") group. Ms. Brown joined the Investment Advisor as a portfolio manager in 1998. Mr. Jones and Mr. Carhart are Managing Directors and Co-Chief Investment Officers of QIS. Mr. Jones joined the Investment Advisor as a portfolio manager in 1989. Mr. Carhart joined the Investment Advisor in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities in 2007. Mr. Alford is a Managing Director and a Senior Portfolio Manager. Mr. Alford joined the Investment Advisor as a researcher in 1998 and has taken on portfolio management responsibilities in 2007.

Goldman Sachs Asset Management, L.P. has been a subadviser to the Funds since June 2005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley)
Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of Hotchkis and Wiley and Stephens-HW, a limited liability company whose primary member is SF Holdings Corp., which is a diversified holding company. As of June 30, 2008, Hotchkis and Wiley had over $20.6 billion in assets under management. The address of Hotchkis and Wiley is 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Hotchkis and Wiley also manages institutional separate accounts and is the adviser and sub-adviser to other mutual funds. The investment process is the same for similar accounts, including the Funds, and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed i n each of the sub-adviser's investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, a fund's current composition, and the relative value of alternative investments. Investment decisions are made by majority agreement of the investment team. The culmination of this process is the formation of a "target portfolio" for each investment strategy representing the best

56	Target Asset Allocation Funds

investment ideas with appropriate weights for each of the holdings.

For the portion of the Funds managed by Hotchkis and Wiley, Hotchkis and Wiley has identified the five portfolio managers with the most significant responsibility for the Funds assets. This list does not include all members of the investment team.

Sheldon Lieberman, George Davis, David Green, Patricia McKenna and Stan Majcher participate in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. Each has authority to direct trading activity on the Funds. Mr. Majcher and Mr. Green are jointly responsible for the day-to-day management of the Funds' cash flows, which includes directing the Funds' purchases and sales to ensure that the Funds' holdings remain reflective of the "target portfolio."

Portfolio Manager Background

Mr. Lieberman, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1994 as Portfolio Manager and Analyst. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of Hotchkis and Wiley, joined Hotchkis and Wiley in 1988 as Portfolio Manager and Analyst. Mr. Green, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1997 as Portfolio Manager and Analyst. Ms. McKenna, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1995 as Portfolio Manager and Analyst. Mr. Majcher, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1996 as Analyst and became Portfolio Manager in 1999.

Hotchkis and Wiley has been a subadviser to the Funds since April 2005.

JPMorgan Asset Management (JPMorgan)
JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of June 30, 2008, J.P. Morgan and its affiliated companies had approximately $1.18 trillion in assets under management worldwide. The address of J.P.Morgan is 245 Park Avenue, New York, NY 10167.

Raffaele Zingone, Terance Chen and Scott Blasdell are primarily responsible for the day-to-day management of the portion of the large-cap value equity segments of the Funds managed by J. P. Morgan. Mr. Zingone, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. Mr. Chen, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1994. Mr. Blasdell, Managing Director of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1999.

JPMorgan has been a subadviser to the Funds since April 2005.

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LSV Asset Management (LSV)
LSV was formed in 1994, and is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of June 30, 2008, LSV had approximately $61.9 billion in assets under management. LSV's address is One North Wacker Drive, Suite 4000, Chicago, IL 60606.

Josef Lakonishok, Menno Vermuelen, CFA and Puneet Mansharamani, CFA serve as co-portfolio managers for the portion of the international equity segments of the Funds advised by LSV.

Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 32 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Mr. Vermuelen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 18 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 11 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

LSV has been a subadviser to the Funds since April 2005.

Marsico Capital Management, LLC (Marsico Capital)
Marsico Capital Management, LLC ("MCM") is located at 1200 17th Street, Suite 1600, Denver, CO 80202. MCM was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. MCM provides investment services to mutual funds and private accounts and, as of July 31, 2008, had approximately $92 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of MCM.

Thomas F. Marsico is the Chief Investment Officer of Marsico Capital, and manages the Marsico portion of each Fund's large capitalization growth equity segment. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico has been a subadviser to the funds since June 2005.

NFJ Investment Group, LP (NFJ)
NFJ was formed in 1989 and is a wholly owned subsidiary of Allianz Global Investors of America L.P. As of July 31, 2008, the firm had over $35 billion of worldwide assets

58	Target Asset Allocation Funds

under management and advice. NFJ, a disciplined, value-oriented equity manager, is located at 2100 Ross Avenue, Dallas, Texas 75201.

The portfolio managers responsible for the portions of the Funds advised by NFJ are Thomas Oliver, Ben Fischer, CFA Jeffrey Partenheimer, CFA Paul Magnuson.

Ben Fischer, CFA , has over 42 years of experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Mr. Fischer received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University's Stern School of Business.

Thomas Oliver has over 13 years of experience in accounting, reporting, and financial analysis. Prior to joining NFJ Investment Group in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems Corporation which he joined in 1999. He began his career as an auditor with Deloitte Touche in 1995. Mr. Oliver received his BBA and MBA degrees from the University of Texas in 1995 and 2005, respectively.

Paul Magnuson is a Managing Director and a Portfolio Manager at NFJ. He has over 23 years of investment experience in equity analysis and portfolio management. Prior to joining NFJ in 1992, he was an assistant vice president at NationsBank, which he joined in 1985. Mr. Magnuson received his BBA from the University of Nebraska.

Jeffrey S. Partenheimer, CFA and CPA, is a Managing Director and a Portfolio Manager at NFJ. Mr. Partenheimer has over 22 years of experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ Investment Group in 1999, he spent 10 years in commercial banking and 4 years as a treasury director for a major telecommunications equipment manufacturer. He began his career as a financial analyst with First City Bank of Dallas in 1985. Mr. Partenheimer received his BBA (Accounting) in 1982 from the University of Texas and his MSBA (Finance) from Texas Tech University in 1985.

NFJ has been a subadviser to the Funds since December 2005.

Pacific Investment Management Company LLC (PIMCO)
PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., ("AGI LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company.

PIMCO is an investment counseling firm founded in 1971. As of July 31, 2008, PIMCO had approximately $831.6 billion in assets under management. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Chris Dialynas is responsible for the day-to-day management of the portfolio's assets.

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Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of the Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has thirty years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA from The University of Chicago Graduate School of Business.

PIMCO has been a subadviser to the Funds since November 1998.

Thornburg Investment Management, Inc. (Thornburg)
Thornburg is an independent, employee-owned investment management firm located in Santa Fe, New Mexico. The firm was founded in 1982 and began providing investment management services to clients in 1984. Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment. As of July 31, 2008, Thornburg had approximately $50.4 billion in assets under management.Thornburg's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

William V. Fries, CFA, Wendy Trevisani, and Lei Wang, CFA, all Managing Directors of Thornburg, are the portfolio managers for the portion of the international equity segments of the Funds advised by Thornburg.

Mr. Fries serves as the lead portfolio manager. Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Before joining Thor nburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London. Ms.Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University. Lei Wang joined Thornburg Investment Management in 2004 as an Associate Portfolio Manager. Prior to joining Thornburg, Mr. Wang served as a research analyst at Enso Capital Management LLC in New York City. He has also worked as a Financial Associate at Deutsche Bank in both London and New York City. Previously, Mr. Wang was an Analyst with The People's Bank of China (China's central bank) in Shanghai, China. He completed his BA and MA at East China Normal University and received his MBA in Finance from New York University. He has earned the right to use the CFA designation and is a member of the CFA Institute and Security Analyst Society of New York.

Thornburg has been a subadviser to the Funds since April 2005.

Vaughan Nelson Investment Management, L.P. (Vaughan Nelson)
Vaughan Nelsonis a Houston-based investment counseling firm, founded in 1970. Vaughan Nelson is a wholly owned subsidiary of Natixis Global Asset Management and operates independently with its own proprietary research process and investment

60	Target Asset Allocation Funds

team. As of August 1, 2008, Vaughan Nelson had over $8.4 billion in assets under management. The address of Vaughan Nelson is 600 Travis Street, Suite 6300, Houston, Texas 77002.

Vaughan Nelson's small cap value team consists of two members: Chris Wallis, the lead portfolio manager and Scott Weber. Chris D. Wallis, CFA, Senior Portfolio Manager, has 16 years investment management, financial analysis and accounting experience. Prior to joining Vaughan Nelson in 1999, Mr. Wallis was an Associate at Simmons Company International. He graduated with a B.B.A. from Baylor University and M.B.A. from Harvard Business School. Scott J. Weber, CFA, Portfolio Manager, has 11 years of investment management and financial analysis experience. Prior to joining Vaughan Nelson in 2003, Mr. Weber was a Vice President-Investment Banking with RBC Capital Markets. He graduated with a B.S. from the University of the South and M.B.A. from Tulane University-A. B. Freeman School of Business.

Vaughan Nelson has been a subadviser to the Funds since July 2005.

The table below sets forth the starting dates on which each of the Funds' Portfolio Managers commenced serving as a Portfolio Manager:

Portfolio Manager Starting Service Dates
Subadviser	Portfolio Manager	Service Date
Eagle	Bert L. Boksen	July 2008
	Eric Mintz	July 2008

EARNEST	Paul E. Viera, Jr.	December 2001

Goldman Sachs Asset Management, L.P.	Melissa Brown, CFA	June 2005
	Robert C. Jones, CFA	June 2005
	Andrew W. Alford, PhD	December 2007
	Mark Carhart, PhD and CFA	December 2007

Hotchkis and Wiley	Sheldon Lieberman	April 2005
	George Davis	April 2005
	David Green	February 2007
	Patricia McKenna	April 2005
	Stan Majcher	April 2005

JPMorgan	Raffaele Zingone	April 2005
	Terance Chen	September 2006
	Scott Blasdell	July 2008

LSV	Josef Lakonishok	April 2005
	Menno Vermuelen, CFA	April 2005
	Puneet Mansharamani, CFA	January 2006

Marsico Capital	Thomas F. Marsico	June 2005

NFJ	Ben Fischer, CFA	December 2005
	Tom Oliver	September 2008
	Paul Magnuson	December 2005
	Jeffrey S. Partenheimer, CFA	March 2007

PIMCO	Chris Dialynas	May 2000

Thornburg	William V. Fries, CFA	April 2005
	Wendy Trevisani	April 2005
	Lei Wang, CFA	February 2006

Vaughan Nelson	Chris D. Wallis, CFA	July 2005
	Scott Weber	July 2005

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Funds.

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Funds' shares under a Distribution Agreement with each Fund. Each Fund has Distribution and Service Plans (the Plans) under Rule12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreements, PIMS pays the expenses of distributing the shares of all share classes available for each Fund. PIMS also provides certain shareholder support services. Each Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables. Class A, Class B, Class C, Class M, Class R and Class X shares are subject to an annual 12b-1 fee of .30%, 1%, 1%, 1%, .75% and 1%, respectively. Class Z does not pay 12b-1 fees. Because these fees are paid from each Fund's assets on an ongoin g basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's SAI and on the Fund's website at www.jennisondryden.com

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FUND DISTRIBUTIONS AND TAX ISSUES

DISTRIBUTIONS

Investors who buy shares of a Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account, or, provided that at least 50% of the value of your Fund's assets are invested in municipal bonds and municipal notes at the close of each quarter, your Fund designates all or any part of a distribution as an exempt-interest dividend. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

The Fund distributes dividends of any net investment income to shareholders. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security - if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized in a taxable year beginning before January 1, 2011 is generally taxed at rates of up to 15% with respect to noncorporate U.S. shareholders, and up to 20% thereafter. If the Fund holds the security for one year or less, any gain is treated as short-t erm capital gain, which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the

62	Target Asset Allocation Funds

dividends paid to corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent the Fund's income is derived from certain dividends received from U.S. corporations.

For your convenience, the Fund's distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions, we will send you a check if your account is with Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account or, as noted above, to the extent the Fund designates all or any part of the distributions as an exempt-interest dividend. If your dividend distribution check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the Fund at the next NAV calculated on the day of the investment. For more information about automatic reinvestment and other shareholder services, see "Additional Shareholder Se rvices" in the next section.

The chart below sets forth the frequency of dividend and capital gains distributions to shareholders.

Fund	Dividends Declared and Paid
Conservative Allocation Fund	dividends of net investment income - quarterly; net capital gains - annually
Moderate Allocation Fund	dividends of net investment income - semi-annually; net capital gains - annually
Growth Allocation Fund	dividends of net investment income - annually; net capital gains - annually

TAX ISSUES

Form 1099
Every year, you will receive a Form 1099, which reports the amount of taxable dividends and long-term capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, with a record date in such quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31st of the prior year.

Withholding Taxes
If federal tax law requires you to provide the Fund with your taxpayer identification

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number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

64	Target Asset Allocation Funds

Taxation of Foreign Shareholders
For a discussion regarding the taxation of foreign shareholders, please see the SAI.

If You Purchase Just Before Record Date
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax-deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless the shares are held in a qualified or tax-deferred plan or account. For individuals, the maximum capital gains tax rate is generally 15%, if the gain is recognized in a taxable year beginning before January 1, 2011, for shares held for more than 1 year.

If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of noncorporate taxpayers, ordinary income of up to $3,000. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

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Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell — or exchange — Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B, Class M and Class X Shares

You will not have a federal tax gain or loss when Class B, Class M and Class X shares of a Fund automatically convert into Class A shares - which happens automatically approximately seven, eight or ten years, respectively, after purchase - because it does not involve an actual sale of your Class B, Class M and Class X shares. For more information about the automatic conversion of Class B, Class M, and Class X shares, see "Class B, Class M, and Class X Shares Automatically Convert to Class A Shares" in the next section.

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HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS

HOW TO BUY SHARES

In order to buy Fund shares, simply follow the steps described below.

Opening an Account

If you don't have an account with us or a financial services firm that is permitted to buy or sell shares of the Fund for you, contact the Transfer Agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at (800) 225-1852 or write to:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

You may purchase shares by check or wire. We do not accept cash, money orders or travelers checks. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares, including due to failure by you to provide additional information requested, such as information needed to verify the source of funds used to purchase shares, your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, Fund shares are only available to be sold in the United States, U.S. Virgin Islands, Puerto Rico and Guam.

Choosing a Share Class

Individual investors can choose among Class A, Class B, Class C, Class R and Class Z shares of the each Fund. Class M and Class X shares are not offered to new purchasers and are available only through exchanges from the same class of shares of certain other JennisonDryden Funds. There are no sales charges on an exchange.

Multiple share classes let you choose a cost structure that meets your needs:

  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%. (The CDSC is waived for certain retirement and/or benefit plans.)

  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

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  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares. When choosing a share class, you should consider the following factors:

  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

  The different sales charges that apply to each share class — Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

  Class B shares purchased in single amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.

  Class C shares purchased in single amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.

  The fact that Class A, Class B, Class C, Class R and Class Z shares are available for direct purchase in all Funds, but Class M and Class X shares are available only through exchange.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. If your shares are held through a broker-dealer, financial adviser, financial planner or other financial intermediary, you should discuss with your financial intermediary which share classes of the Fund are available to you and which share class may best meet your needs. The Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of the share class features and guidelines, per the prospectus, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Share Class Comparison. Use the following chart to help you compare the different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

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	Class A	Class B	Class C	Class M	Class R	Class X	Class Z
Minimum purchase amount	$2,500	$2,500	$2,500	$2,500	None	$2,500	None
Minimum amount for subsequent purchases	$100	$100	$100	$100	None	$100	None
Maximum initial sales charge	5.5% of the public offering price	None	None	None	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1%	5% (Year 1) 4% (Year 2) 3% (Year 3) 2% (Year 4) 1% (Years 5/6) 0% (Year 7)	1% on sales made within 12 months of purchase	6% (Year 1) 5% (Year 2) 4% (Year 3) 3% (Year 4) 2% (Year 5/6) 1% (Year 7) 0% (Year 8)	None	6% (Year 1) 5% (Year 2) 4% (Year 3/4) 3% (Year 5) 2% (Year 6/7) 1% (Year 8) 0% (Year 9)	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30 of 1% (.25 of 1% currently)	1%	1%	1%	.75 of 1% (.50 of 1% currently)	1%	None

Notes to Share Class Comparison Table:

° The minimum initial investment for retirement accounts and custodial accounts for minors is $1,000, and subsequent investments through newly-established AIP accounts must be at least $1,200 annually. For more information, see "Additional Shareholder Services."
° If the value of your Class A, Class B, Class C, Class M, & Class X account is less than $2,500, the Fund will deduct a $15 annual small balance account fee from your account. The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans, and (v) AIP accounts or employee savings plan accounts. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees" in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares—Small Balance Account Fee" in the Statement of Additional Information.
°Class M and Class X shares are are closed to new initial purchases. Class M and Class X shares are only available through exchanges from the same class of shares of certain other JennisonDryden funds.
° For more information about the CDSC and how it is calculated, see "How to Sell Your Shares — Contingent Deferred Sales Charge (CDSC)."
° Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a CDSC of 1%, but are not subject to an initial sales charge. The CDSC is waived for certain retirement or benefit plans.
° Distribution and service (12b-1) fees are paid from each Fund's ass ets on a continuous basis. The service fee for each of Class A, Class B, Class C, Class M, Class R and Class X shares is .25 of 1% and the remainder of each class distribution and service (12b-1) fee consists of a distribution fee. For the period ending November 30, 2009, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of Class A shares and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares.
° With respect to Class M amd Class X shares, the service fee is up to .25 of 1% of the Fund's Class M and Class X shares, respectively. The distribution fee for Class M and Class X shares, is up to 1% (including the .25 of 1% service fee).

Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

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Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.
** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

To satisfy the purchase amounts above, you can:

  Use your Rights of Accumulation , which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden mutual fund shares you or the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden mutual funds in an exchange transaction, and (3) the value of the shares you or an eligible group of related investors are purchasing;

  Sign a Letter of Intent , stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden mutual funds within 13 months; or

  Use your Combined Purchase and Cumulative Purchase Privilege , which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of other JennisonDryden mutual funds that you or the group are purchasing at the same time.

An "eligible group of related investors" includes any combination of the following:

  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN);

  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below);

  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian ( e.g., UGMAs and UTMAs);

  Accounts in the name and TINs of your parents;

70	Target Asset Allocation Funds

  Trusts with you, your spouse, your children, your spouse's children and/or your parents as the beneficiaries;

  With limited exclusions, accounts with the same address (exclusions include, but are not limited to, addresses for brokerage firms and other intermediaries and Post Office boxes); and

  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

A "spouse" is defined as follows:

  The person to whom you are legally married. We also consider your spouse to include the following:

  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide for the personal or financial welfare of the other without a fee, to whom you are not related by blood; or

  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

  for Class A and Class L shares, the value of existing shares is determined by the maximum offering price (net asset value (NAV) plus maximum sales charge) as of the previous business day; and

  for Class B, C, F, M, X, Y, Z and R shares, the value of existing shares is determined by the NAV as of the previous business day.

Note: Not all share classes may be offered by your Fund. In addition, Class L, M and X shares are not offered to new purchasers and are available only through exchanges from the same share class of certain other JennisonDryden funds.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by

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the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. The initial sales charge will also be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multiemployer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans may purchase Class A shares without

72	Target Asset Allocation Funds

paying the initial sales charge. The availability of Class A shares at NAV for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class A shares at net asset value.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

  certain directors, officers, employees (including their spouse, children and parents) of Prudential and its affiliates, the JennisonDryden mutual funds, and the investment subadvisers of the JennisonDryden mutual funds;

  persons who have retired directly from active service with Prudential or one of its subsidiaries;

  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

  registered representatives and employees of broker-dealers that have entered into dealer agreements with the Distributor; and

  investors in Individual Retirement Accounts (IRAs), provided that: (a) the purchase is made either from a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) the Individual Retirement Account is established through Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the purchase consists of proceeds of a tax-free rollover of assets from a Benefit Plan described above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow the Class A sales charge to dealers.

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Qualifying for Class Z Shares
Institutional Investors. Various institutional investors may purchase Class Z shares, including corporations, banks, governmental entities, municipalities, and IRS section 501 entities, such as foundations and endowments. The minimum initial investment for such investors is $10 million. Institutional investors are responsible for indicating their eligibility to purchase Class Z shares at the time of purchase. Certain financial intermediaries may require that investments by their institutional investor clients in Class Z shares be placed directly with the Fund's transfer agent. Please contact the transfer agent at (800) 225-1852 for further details.

Mutual Fund Programs. Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential, or whose programs are available through financial intermediaries that have agreements with Prudential, relating to:

  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

  Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in a share class offered by the program before selecting a share class.

Group Retirement Plans. Group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft-Hartley multi-employer pension plans, SEP-IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans and other defined contribution plans may purchase Class Z shares. The availability of Class Z shares for group retirement plans will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class Z shares.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

74	Target Asset Allocation Funds

  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds;

  Prudential, with an investment of $10 million or more; and

  Qualified state tuition programs (529 plans).

Qualifying for Class R Shares
Group Retirement Plans. Class R shares are offered for sale to (i) certain group retirement plans, including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans, Taft Hartley multi-employer pension plans, SEP IRA and SARSEP plans, SIMPLE IRA plans, 457 plans, 403(b) plans, non-qualified deferred compensation plans, and other defined contribution plans and (ii) IRAs that are held on the books of a Fund through omnibus level accounts, including The SmartSolution IRA offered by Prudential Retirement. The availability of Class R shares for group retirement plans or IRAs will depend upon the policies of your financial intermediary and/or the recordkeeper for your plan. If Prudential Retirement Services is the recordkeeper for your group retirement plan, you may call Prudential at (800) 353-2847 with any questions. Investors in SmartSolution IRA accounts through Pr udential's Personal Retirement Services unit can call 888-244-6237 with any questions regarding how to purchase shares. Otherwise, investors in group retirement plans should contact their financial intermediary with any questions regarding availability of Class R shares.

Class B, Class M, and Class X Shares Automatically Convert to Class A Shares
If you buy Class B shares and hold them for approximately seven years, or if you buy Class M shares and hold them for approximately eight years or if you buy Class X shares and hold them for approximately ten years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B, Class M and Class X shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B, Class M or Class X shares, converting to Class A shares lowers your Fund expenses.

Class B, Class M and Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class M and Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B, Class M and Class X shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B, Class M or Class X shares if the price of the Class A shares is higher than the price of the Class B, Class M or Class X shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares.

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Conversions are quarterly for Class B shares and monthly for Class M and Class X shares. For more information, see the SAI.

If you hold Class B share certificates, the certificates must be received by the Transfer Agent in order for your Class B shares to convert from Class B to Class A shares. Certificate deposited shares will convert during the next quarterly conversion.

How Financial Services Firms are Compensated for Selling Target Mutual Funds

Target Mutual Funds are distributed by Prudential Investment Management Services LLC ("Distributor"), a broker-dealer that is licensed to sell securities. The Distributor generally does not sell shares of the Funds directly to the public, but instead markets and sells Target Mutual Funds through other broker-dealers, 401(k) providers, retirement plan administrators, and other financial intermediaries. For ease of reference, we refer to all financial intermediaries collectively as "financial services firms." Each Target Mutual Fund is managed by PI ("Manager").

Only persons licensed with the Financial Industry Regulatory Authority ("FINRA"), as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer (financial services firm), may sell a Target Mutual Fund to you, or to a retirement plan in which you participate.

12b-1 Fees & Sales Charges. The Distributor has agr eements in place with each financial services firm defining how much each firm will be paid for the sale of a particular Target Mutual Fund from front-end sales charges, if any, paid by Fund shareholders and from fees paid to the Distributor by the Fund pursuant to Rule 12b-1 . These financial services firms then pay their registered representative who sold you the Target Mutual Fund some or all of what they received from the Distributor. The registered representatives may receive a payment when the sale is made and can, in some cases, continue to receive on-going payments while you are invested in the Target Mutual Fund.

"Revenue Sharing" Payments. In addition to the compensation received by financial services firms as described above, the Manager, Distributor, or their affiliates may make additional payments (which are often referred to as "revenue sharing" payments) to the financial services firms from the Manager's, Distributor's, or a ffiliates' own resources, including from the profits derived from management or other fees received from the Fund, without additional direct or indirect cost to the Fund or its shareholders. Revenue sharing payments are in addition to the front-end sales charges paid by shareholders or fees paid pursuant to Rule 12b-1. The Manager, Distributor, or their affiliates may revise the terms of any existing revenue sharing arrangement, and may enter into additional revenue sharing arrangements with other financial services firms in the future.

Revenue sharing arrangements are intended to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments,

76	Target Asset Allocation Funds

the Fund generally expects to receive the opportunity for the Fund to be sold through financial services firms' sales force or access to third-party platforms or other marketing programs, including but not limited to mutual fund "supermarket" platforms or other sales programs. To the extent that financial services firms receiving revenue sharing payments sell more shares of the Fund, the Manager and Distributor benefit from the increase in Fund assets as a result of the management and distribution fees they receive from the Fund, respectively. Increased sales of Fund shares also may benefit shareholders, since an increase in Fund assets may allow the Fund to expand its investment opportunities, and increased Fund assets may result in reduced Fund operating expenses.

Revenue sharing payments, as well as the other types of payments described above, may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers.

If your Fund shares are purchased through a retirement plan, the Manager, Distributor or their affiliates may also make revenue sharing payments to the plan's record keeper or an affiliate, which generally is not a registered broker-dealer. Rule 12b-1 fees and sales charges may only be paid to a registered broker-dealer.

It is likely that financial services firms that execute portfolio transactions for the Fund will include those firms with which the Manager, Distributor and/or their affiliates have entered into revenue sharing arrangements. Neither the Manager nor any subadviser may consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Manager, Distributor and their affiliates will not use Fund brokerage to p ay for their obligation to provide revenue sharing payments to financial services firms.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Payments may also be based on other criteria or factors, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The Manager, Distributor and/or their affiliates makes such payments to financial services firms in amounts that generally range from .02% up to .20% of Fund assets serviced and maintained by a firm or .10% to .25% of sales of Fund shares attributable to the firm. In addition, the Manager, Distributor and/or their affiliates may pay flat fees on a one-time or irr egular basis for the initial set-up of the Funds on a firm's systems, participation or attendance at a firm's meeting, or for other reasons. These amounts are subject to change. In addition, the costs associated with visiting the financial services firms to make presentations, and/or train and educate the personnel of the financial services firms may be paid by the Manager, Distributor and/or their affiliates, subject to applicable FINRA regulations.

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Please contact the registered representative (or his or her firm) who sold the Fund to you for details about any payments the financial services firm may receive from the Manager, Distributor and/or their affiliates. You should review your financial services firm's disclosure and/or talk to your financial services firm to obtain more information on how this compensation may have influenced your financial services firm's recommendation of the Fund. Additional information regarding these revenue sharing payments is included in the Fund's Statement of Additional Information, which is available to you at no additional charge.

Other Payments Received by Financial Services Firms
Administrative, Sub-Accounting and Networking Fees. In addition to, rather than in lieu of, the fees that the Fund may pay to financial services firms as described above, and the fees the Fund pays to its transfer agent, the Fund's transfer agent or its affiliates may enter into additional agreements on behalf of the Fund with financial services firms pursuant to which the Fund will pay financial services firms for certain administrative, sub-accounting, and networking services. These services include maintenance of shareholder accounts by the firms, such as record-keeping and other activities that otherwise would be performed by the Fund's transfer agent. Sub-accounting services encompass activities that reduce the burden of record-keeping to the Fund. Administrative fees are paid to a firm that undertakes, for example, shareholder communications on behalf of a Fund. Networking services are services undertaken to support the electro nic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation.

These payments, as discussed above, are paid out of Fund assets and generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial services firm or (2) a fixed dollar amount for each account serviced by a financial services firm. From time to time, the Manager, Distributor, or their affiliates also may pay a portion of the fees for the services to the financial services firms at their own expense and out of their own resources.

Anti-Money Laundering
In accordance with federal law, the Fund has adopted policies designed to deter money laundering. Under the policies, the Fund shall not knowingly engage in financial transactions that involve proceeds from unlawful activity or support terrorist activities, and shall file government reports, including those concerning su spicious activities, as required by applicable law. The Fund has also appointed an Anti-Money Laundering Compliance Officer to oversee the Fund's anti-money laundering policies.

Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund — known as the net asset value or NAV— is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ

78	Target Asset Allocation Funds

owned by shareholders, the value of one share of the Fund — or the NAV — is $10 ($1,000 divided by 100).

Mutual Fund Shares The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund's assets that are invested in one or more open-end investment companies, the Fund's NAV will be calculated based upon the NAV of the investment company in which the Fund invests.

The Fund may also use fair value pricing if it determines that a market quotation is not reliable based on, among other things, events or market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a se curity is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price.

For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable

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in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the NAV of the Fund on days when we have not received any orders to purchase, sell or exchange the Fund's shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund? For Class A and Class L shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For all other share classes, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out — or distributes — its net investment income and net capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends. Distributions of $10.00 or less may not be paid out in cash, but may be automatically reinvested into your account.

80	Target Asset Allocation Funds

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Automatic Investment Plan. You can make regular purchases of the Fund by having a fixed amount of money automatically withdrawn from your bank or brokerage account at specified intervals. The minimum for subsequent investments through newly-established AIP accounts must be at least $1,200 annually.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

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HOW TO SELL YOUR SHARES

You can sell your Fund shares for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of a Fund — also known as redeeming your shares — the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m., New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to seven days from the purchase date. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales
There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, the former may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI.

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

  You are selling more than $100,000 of shares;

  You want the redemption proceeds made payable to someone that is not in our records;

  You want the redemption proceeds sent to some place that is not in our records; or

  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI.

Contingent Deferred Sales Charge (CDSC)

82	Target Asset Allocation Funds

If you sell shares during certain periods of time (the CDSC periods) after purchase, you may have to pay a CDSC. The CDSC period and the CDSC rate for each share class are set forth in the table below:

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9
Class A	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class B	5%	4%	3%	2%	1%	1%	N/A	N/A	N/A
Class C	1%	1%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class M	6%	5%	4%	3%	2%	2%	1%	N/A	N/A
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class X	6%	5%	4%	4%	3%	2%	2%	1%	N/A
Class Z	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Notes to CDSC Table:

° No CDSC is payable for any share class for the ninth year after purchase and any following year.
° Although you are not subject to an initial sales charge, you will be subject to a 1% CDSC within 12 months of purchase if you purchase $1 million or more of Class A shares through certain broker-dealers that are not affiliated with Prudential (the CDSC is waived for purchases by certain retirement or benefit plans).

For additional information, see the SAI.

Your CDSC is calculated utilizing a "share lot" methodology. The amount of CDSC calculated using a "share lot" calculation may be lower or higher compared to the "dollar lot" calculation (utilized by the previous transfer agent to the fund), depending upon various factors such as whether the investor purchased fund shares in one or more lots and whether there has been net aggregate appreciation or depreciation across all shares subject to the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years; the CDSC for Class M shares is 6% in the first year, 5% in the second, 4% in the third, 3% in the fourth, 2% in the fifth and sixth years, and 1% in the seventh year; the CDSC for Class X shares is 6% in the first year, 5% in the second, 4% in the third and fourth years, 3% in the fifth, 2% in the sixth and seventh years, and 1% in the eighth year. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares - which is applied to shares sold within 12 months of purchase. As previously noted, Class A shares are subject to a CDSC in certain cases of 1% that is applied to Class A shares sold within 12 months of purchase. (The CDSC is waived for purchases by certain retirement and/or benefit plans affiliated with Prudential). For Class A, Class B,Class C, Class M and Class X shares, the CDSC is calculated using the

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lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time Class B and Class C shares were held in a money market fund.

Waiver of the CDSC - Class B, Class M and Class X Shares
The CDSC will be waived if the Class B, Class M or Class X shares are sold:

  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

  On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI.

Waiver of the CDSC - Class C Shares
Benefit Plans. The CDSC will be waived for redemptions from Benefit Plans holding shares through a broker for which the broker provides administrative or recordkeeping services.

Redemption in Kind
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of a Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Involuntary Redemption of Small Accounts
If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. The involuntary sale provisions do not apply to Automatic Investment Plan ("AIP") accounts, employee savings plan accounts, payroll deduction plan accounts, or retirement accounts (such as a 401(k) plan, an IRA or other qualified or tax-deferred plan or account). Prior thereto, if you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account; this involuntary sale does not apply to shareholders who own their shares as part of a retirement account. For more information, see "Purchase, Redemption and Pricing of Fund Shares – Involuntary Redemption" in the Statement of Additional Information. If the value of your account is less than $2,500 (with certain exclusions), a $15 annual small balance account fee will be deducted from your account; any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. For more information, see "Fees and Expenses" and the table captioned "Shareholder Fees"

84	Target Asset Allocation Funds

in this Prospectus, and "Purchase, Redemption and Pricing of Fund Shares – Small Balance Account Fee" in the Statement of Additional Information.

90-Day Repurchase Privilege
After you redeem your shares (except for Class L, Class M and Class X), you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. After you redeem your Class L, Class M, or Class X shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in Class A shares of the same Fund without paying an initial sales charge. For Class B and Class F shares, if you paid a CDSC when you redeemed your Class B or Class F shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. For more information, see the SAI.

Retirement Plans
To sell shares and receive a distribution from a retirement plan or account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and accounts and you must submit a withholding form with your request to avoid delay. If your retirement plan or account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of a Fund for shares of the same class in certain other JennisonDryden mutual funds - including certain money market funds-if you satisfy the minimum investment requirements. For example, you can exchange Class Z shares of a Fund for Class Z shares of another JennisonDryden mutual fund, but you cannot exchange Class Z shares for Class A, Class B, Class C, Class L, Class M, Class R, or Class X shares. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
P.O. Box 9658
Providence, RI 02940

There is no sales charge for exchanges of Class Z shares.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues — If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that

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you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI.

Frequent Purchases and Redemptions of Fund Shares
Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased ad ministrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder's account will be sub ject to a 60-day warning period, commencing on the first day of the following month. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund's transfer agent, that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

86	Target Asset Allocation Funds

Transactions in the Prudential money market funds are excluded from this policy. In addition, the policy does not apply to the JennisonDryden Asset Allocation Funds, which are structured as "funds-of-funds," and invest primarily in other mutual funds within the JennisonDryden fund family.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan ("Intermediaries") that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews the aggregate net flows in excess of $1 million. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

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Telephone Redemptions or Exchanges
You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

Expedited Redemption Privilege
If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

88	Target Asset Allocation Funds

FINANCIAL HIGHLIGHTS

INTRODUCTION

The financial highlights will help you evaluate each Fund's financial performance for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that particular Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for the periods indicated.

A copy of the Trust's annual report, along with the Trust's audited financial statements and report of independent registered public accounting firm, is available upon request, at no charge, as described on the back cover of this Prospectus.

The financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

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TARGET CONSERVATIVE ALLOCATION FUND

Class A Shares (fiscal years ended 7-31)

Per Share Operating Performance	2008(c)	2007	2006(c)	2005	2004
Net asset value, beginning of year	$10.66	$10.33	$11.36	$10.51	$9.71
Income (loss) from investment operations:
Net investment income	.27	.25	.28	.18	.17
Net realized and unrealized gain (loss) on investment transactions	(.32)	.56	(.05)	1.05	.82
Total from investment operations	(.05)	.81	.23	1.23	.99
Less dividends and distributions:
Dividends from net investment income	(.27)	(.27)	(.30)	(.21)	(.19)
Distributions from net realized gains on investments	(.50)	(.21)	(.96)	(.17)	__
Total dividends and distributions	(.77)	(.48)	(1.26)	(.38)	(.19)
Net asset value, end of year	$9.84	$10.66	$10.33	$11.36	$10.51
Total return(a)	(0.75%)	7.93%	2.20%	11.85%	10.18%

Ratios/Supplemental Data	2008	2007	2006	2005	2004
Net assets, end of year (000)	$68,408	$60,657	$58,130	$46,743	$36,307
Average net assets (000)	$65,817	$61,106	$51,963	$42,639	$32,710
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(b)	1.43%	1.35%	1.41%	1.44%	1.42%
Expenses, excluding distribution and service (12b-1) fees	1.18%	1.10%	1.16%	1.19%	1.17%
Net investment income	2.59%	2.34%	2.57%	1.65%	1.67%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	353%	395%	481%	379%	160%

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of 1% of the average daily net assets of the Class A shares.
(c) Calculated based upon average shares outstanding during the year.
(d) Does not include expenses of the underlying portfolios in which the Fund invests.

90	Target Asset Allocation Funds

Class B Shares (fiscal years ended 7-31)

Per Share Operating Performance	2008(b)	2007	2006(b)	2005	2004
Net asset value, beginning of year	$10.64	$10.31	$11.34	$10.49	$9.69
Income (loss) from investment operations:
Net investment income	.19	.17	.18	.10	.10
Net realized and unrealized gain (loss) on investment transactions	(.32)	.56	(.03)	1.05	.81
Total from investment operations	(.13)	.73	.15	1.15	.91
Less dividends and distributions:
Dividends from net investment income	(.19)	(.19)	(.22)	(.13)	(.11)
Distributions from net realized gains on investments	(.50)	(.21)	(.96)	(.17)	__
Total dividends and distributions	(.69)	(.40)	(1.18)	(.30)	(.11)
Net asset value, end of year	$9.82	$10.64	$10.31	$11.34	$10.49
Total return(a)	(1.49%)	7.12%	1.40%	11.02%	9.40%

Ratios/Supplemental Data	2008	2007	2006	2005	2004
Net assets, end of year (000)	$56,853	$78,305	$94,011	$116,378	$110,140
Average net assets (000)	$70,345	$87,224	$106,189	$114,342	$104,309
Ratios to average net assets(c):
Expenses,including distribution and service (12b-1) fees	2.18%	2.10%	2.16%	2.19%	2.17%
Expenses, excluding distribution and service (12b-1) fees	1.18%	1.10%	1.16%	1.19%	1.17%
Net investment income	1.82%	1.60%	1.68	.89%	.93%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based upon the average shares outstanding during the year.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.

Visit our website at www.prudential.com	91

Class C Shares (fiscal years ended 7-31)

Per Share Operating Performance	2008(b)	2007	2006(b)	2005	2004
Net asset value, beginning of year	$10.64	$10.31	$11.34	$10.49	$9.69
Income (loss) from investment operations:
Net investment income	.19	.17	.20	.10	.10
Net realized and unrealized gain (loss) on investment transactions	(.32)	.56	(.05)	1.05	.81
Total from investment operations	(.13)	.73	.15	1.15	.91
Less dividends and distributions:
Dividends from net investment income	(.19)	(.19)	(.22)	(.13)	(.11)
Distributions from net realized gains on investments	(.50)	(.21)	(.96)	(.17)	__
Total dividends and distributions	(.69)	(.40)	(1.18)	(.30)	(.11)
Net asset value, end of year	$9.82	$10.64	$10.31	$11.34	$10.49
Total return(a)	(1.49%)	7.12%	1.40%	11.02%	9.40%

Ratios/Supplemental Data	2008	2007	2006	2005	2004
Net assets, end of year (000)	$29,417	$32,800	$35,591	$43,787	$43,375
Average net assets (000)	$32,068	$34,907	$39,175	$43,819	$41,938
Ratios to average net assets(c):
Expenses,including distribution and service (12b-1) fees	2.18%	2.10%	2.16%	2.19%	2.17%
Expenses, excluding distribution and service (12b-1) fees	1.18%	1.10%	1.16%	1.19%	1.17%
Net investment income	1.83%	1.60%	1.83%	.89%	.94%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based upon the average shares outstanding during the year.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.

92	Target Asset Allocation Funds

Class M Shares (fiscal years ended 7-31)

Per Share Operating Performance	2008(d)	2007	2006(d)	2005(a)
Net asset value, beginning of period	$10.64	$10.31	$11.34	$10.81
Income (loss) from investment operations:
Net investment income	.19	.17	.19	.14
Net realized and unrealized gain (loss) on investment transactions	(.32)	.56	(.04)	.69
Total from investment operations	(.13)	.73	.15	.83
Less dividends and distributions:
Dividends from net investment income	(.19)	(.19)	(.22)	(.13)
Distributions from net realized gains on investments	(.50)	(.21)	(.96)	(.17)
Total dividends and distributions	(.69)	(.40)	(1.18)	(.30)
Net asset value, end of period	$9.82	$10.64	$10.31	$11.34
Total return(b)	(1.49)%	7.12%	1.41%	7.80%

Ratios/Supplemental Data	2008	2007	2006	2005
Net assets, end of period (000)	$1,047	$2,936	$3,439	$1,900
Average net assets (000)	$2,357	$3,219	$2,579	$1,115
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.18%	2.10%	2.16%	2.19%(c)
Expenses, excluding distribution and service (12b-1) fees	1.18%	1.10%	1.16%	1.19%(c)
Net investment income	1.81%	1.60%	1.84%	1.25%(c)

(a) Commencement of offering of new share class.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon average shares outstanding during the period.
(e) Does not include expenses of the underlying portfolios in which the Fund invests.

Visit our website at www.prudential.com	93

Class R Shares (fiscal years ended 7-31)

Per Share Operating Performance	2008(e)	2007	2006(e)	2005(a)
Net asset value, beginning of period	$10.67	$10.34	$11.37	$10.84
Income (loss) from investment operations:
Net investment income	.24	.23	.25	.16
Net realized and unrealized gain (loss) on investment transactions	(.31)	.55	(.05)	.72
Total from investment operations	(.07)	.78	.20	.88
Less dividends and distributions:
Dividends from net investment income	(.25)	(.24)	(.27)	(.18)
Distributions from net realized gains on investments	(.50)	(.21)	(.96)	(.17)
Total dividends and distributions	(.75)	(.45)	(1.23)	(.35)
Net asset value, end of period	$9.85	$10.67	$10.34	$11.37
Total return(b)	(0.99)%	7.64%	1.93%	8.25%

Ratios/Supplemental Data	2008	2007	2006	2005
Net assets, end of period (000)	$4,015	$8,751	$7,419	$3
Average net assets (000)	$4,787	$8,273	$4,498	$3
Ratios to average net assets(f):
Expenses,including distribution and service (12b-1) fees(d)	1.68%	1.60%	1.66%	1.69%(c)
Expenses, excluding distribution and service (12b-1) fees	1.18%	1.10%	1.16%	1.19%(c)
Net investment income	2.33%	2.09%	2.31%	1.77%(c)

(a) Commencement of offering of new share class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods for less than one full year are not annualized.
(c) Annualized.
(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50% of 1% of the average daily net assets of the Class R shares.
(e) Calculated based upon average shares outstanding during the period.
(f) Does not include expenses of the underlying portfolios in which the Fund invests.

94	Target Asset Allocation Funds

Class X Shares (fiscal years ended 7-31)

Per Share Operating Performance	2008(d)	2007	2006(d)	2005(a)
Net asset value, beginning of period	$10.63	$10.31	$11.33	$10.81
Income (loss) from investment operations:
Net investment income	.21	.17	.19	.15
Net realized and unrealized gain (loss) on investment transactions	(.31)	.55	(.03)	.67
Total from investment operations	(.10)	.72	.16	.82
Less dividends and distributions:
Dividends from net investment income	(.21)	(.19)	(.22)	(.13)
Distributions from net realized gains on investments	(.50)	(.21)	(.96)	(.17)
Total dividends and distributions	(.71)	(.40)	(1.18)	(.30)
Net asset value, end of period	$9.82	$10.63	$10.31	$11.33
Total return(b)	(1.22)%	7.13%	1.41%	7.71%

Ratios/Supplemental Data	2008	2007	2006	2005
Net assets, end of period (000)	$2,120	$2,601	$2,607	$1,688
Average net assets (000)	$2,441	$2,463	$1,892	$853
Ratios to average net assets(e):
Expenses,including distribution and service (12b-1) fees	1.99%	2.10%	2.16%	2.19%(c)
Expenses, excluding distribution and service (12b-1) fees	1.18%	1.10%	1.16%	1.19%(c)
Net investment income	2.02%	1.60%	1.86%	1.31%(c)

(a) Commencement of offering new share clsass.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon the average shares outstanding during the period.
(e) Does not include expenses of the underlying portfolios in which the Fund invests.

Visit our website at www.prudential.com	95

Class Z Shares (fiscal years ended 7-31)

Per Share Operating Performance	2008(b)	2007	2006(b)	2005	2004
Net asset value, beginning of year	$10.67	$10.34	$11.37	$10.52	$9.72
Income (loss) from investment operations:
Net investment income	.30	.28	.30	.21	.20
Net realized and unrealized gain (loss) on investment transactions	(.32)	.56	(.04)	1.05	.81
Total from investment operations	(.02)	.84	.26	1.26	1.01
Less dividends and distributions:
Dividends from net investment income	(.30)	(.30)	(.33)	(.24)	(.21)
Distributions from net realized gains on investments	(.50)	(.21)	(.96)	(.17)	__
Total dividends and distributions	(.80)	(.51)	(1.29)	(.41)	(.21)
Net asset value, end of year	$9.85	$10.67	$10.34	$11.37	$10.52
Total return(a)	(0.50)%	8.20%	2.47%	12.10%	10.44%

Ratios/Supplemental Data	2008	2007	2006	2005	2004
Net assets, end of year (000)	$5,610	$5,397	$4,471	$4,611	$5,267
Average net assets (000)	$5,771	$4,521	$4,587	$4,731	$4,712
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.18%	1.10%	1.16%	1.19%	1.17%
Expenses, excluding distribution and service (12b-1) fees	1.18%	1.10%	1.16%	1.19%	1.17%
Net investment income	2.85%	2.59%	2.83%	2.02%	1.93%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based upon average shares outstanding during the year.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.

96	Target Asset Allocation Funds

TARGET MODERATE ALLOCATION FUND

Class A Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(b)	2007(b)	2006(b)	2005(b)	2004
Net Asset Value, Beginning of Year	$12.75	$11.92	$12.56	$10.96	$9.89
Income (loss) from investment operations:
Net investment income	.25	.22	.20	.14	.12
Net realized and unrealized gain (loss) on investment transactions	(1.05)	1.31	.45	1.61	1.09
Total from investment operations	(.80)	1.53	.65	1.75	1.21
Less Dividends and Distributions:
Dividends from net investment income	(.24)	(.22)	(.22)	(.15)	(.14)
Distributions from net realized gains	(.99)	(.48)	(1.07)	-	-
Total dividends and distributions	(1.23)	(.70)	(1.29)	(.15)	(.14)
Net asset value, end of year	$10.72	$12.75	$11.92	$12.56	$10.96
Total Return(a)	(7.02)%	13.03%	5.53%	16.01%	12.27%

Ratios/Supplemental Data:	2008	2007	2006	2005	2004
Net assets, end of year (000)	$162,212	$165,073	$135,384	$103,989	$79,172
Average net assets (000)	$169,156	$154,791	$118,651	$91,030	$72,043
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(c)	1.39%	1.18%	1.33%	1.32%	1.35%
Expenses, excluding distribution and service (12b-1) fees	1.14%	.93%	1.08%	1.07%	1.10%
Net investment income	2.05%	1.72%	1.67%	1.17%	1.15%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	213%	195%	324%	285%	100%

(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based upon average shares outstanding during the year.
(c) The distributor of the Fund has contractuall agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d) Does not include expenses of the underlying portfolios in which the Fund invests.

Visit our website at www.prudential.com	97

Class B Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(b)	2007(b)	2006(b)	2005(b)	2004
Net Asset Value, Beginning of Year	$12.70	$11.87	$12.52	$10.92	$9.86
Income (loss) from investment operations:
Net investment income	.16	.12	.11	.05	.04
Net realized and unrealized gain (loss) on investment transactions	(1.04)	1.32	.44	1.61	1.08
Total from investment operations	(.88)	1.44	.55	1.66	1.12
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.13)	(.13)	(.06)	(.06)
Distributions from net realized gains	(.99)	(.48)	(1.07)	-	-
Total dividends and distributions	(1.16)	(.61)	(1.20)	(.06)	(.06)
Net asset value, end of year	$10.66	$12.70	$11.87	$12.52	$10.92
Total Return(a)	(7.72)%	12.27%	4.65%	15.24%	11.37%

Ratios/Supplemental Data	2008	2007	2006	2005	2004
Net assets, end of year (000)	$110,784	$156,676	$171,286	$193,795	$170,863
Average net assets (000)	$139,512	$167,764	$187,321	$184,197	$157,550
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.14%	1.93%	2.08%	2.07%	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.14%	.93%	1.08%	1.07%	1.10%
Net investment income	1.30%	.97%	.92%	.41%	.41%

(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based upon average shares outstanding during the year.
(c) Does not include expenses of the underlying portfolios in which the Fund invest.

98	Target Asset Allocation Funds

Class C Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(b)	2007(b)	2006(b)	2005(b)	2004
Net Asset Value, Beginning of Year	$12.70	$11.87	$12.52	$10.92	$9.86
Income (loss) from investment operations:
Net investment income	.16	.12	.11	.05	.04
Net realized and unrealized gain (loss) on investment transactions	(1.04)	1.32	.44	1.61	1.08
Total from investment operations	(.88)	1.44	.55	1.66	1.12
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.13)	(.13)	(.06)	(.06)
Distributions from net realized gains	(.99)	(.48)	(1.07)	-	-
Total dividends and distributions	(1.16)	(.61)	(1.20)	(.06)	(.06)
Net asset value, end of year	$10.66	$12.70	$11.87	$12.52	$10.92
Total Return(a)	(7.72)%	12.27%	4.65%	15.24%	11.37%

Ratios/Supplemental Data	2008	2007	2006	2005	2004
Net assets, end of year (000)	$100,797	$128,243	$123,378	$116,893	$100,712
Average net assets (000)	$119,437	$129,699	$121,100	$108,434	$94,252
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.14%	1.93%	2.08%	2.07%	2.10%
Expenses, excluding distribution and service (12b-1) fees	1.14%	.93%	1.08%	1.07%	1.10%
Net investment income	1.30%	.97%	.92%	.41%	.41%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based upon average shares outstanding during the year.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.

Visit our website at www.prudential.com	99

Class M Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(c)	2007(c)	2006(c)	2005(a)
Net Asset Value, Beginning of Period	$12.66	$11.85	$12.49	$11.34
Income (loss) from investment operations:
Net investment income	.16	.12	.11	.09
Net realized and unrealized gain (loss) on investment transactions	(1.02)	1.30	.45	1.15
Total from investment operations	(.86)	1.42	.56	1.24
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.13)	(.13)	(.09)
Distributions from net realized gains	(.99)	(.48)	(1.07)	-
Total dividends and distributions	(1.16)	(.61)	(1.20)	(.09)
Net asset value, end of period	$10.64	$12.66	$11.85	$12.49
Total Return(b)	(7.58)%	12.21%	4.74%	10.96%

Ratios/Supplemental Data:	2008	2007	2006	2005
Net assets, end of period (000)	$4,709	$8,277	$6,272	$4,233
Average net assets (000)	$6,746	$8,529	$5,622	$2,203
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.14%	1.93%	2.08%	2.07%(e)
Expenses, excluding distribution and service (12b-1) fees	1.14%	.93%	1.08%	1.07%(e)
Net investment income	1.29%	.96%	.93%	.54%(e)

(a) Commencement of offering new share class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c) Calculated based upon average shares outstanding during the period.
(d) Does not include expenses of the underlying portfolios in which the Fund invests.
(e) Annualized.

100	Target Asset Allocation Funds

Class R Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(c)	2007(c)	2006(c)	2005(a)
Net Asset Value, Beginning of Period	$12.76	$11.93	$12.56	$11.40
Income (loss) from investment operations:
Net investment income	.22	.18	.18	.10
Net realized and unrealized gain (loss) on investment transactions	(1.05)	1.32	.46	1.19
Total from investment operations	(.83)	1.50	.64	1.29
Less Dividends and Distributions:
Dividends from net investment income	(.21)	(.19)	(.20)	(.13)
Distributions from net realized gains	(.99)	(.48)	(1.07)	-
Total dividends and distributions	(1.20)	(.67)	(1.27)	(.13)
Net asset value, end of period	$10.73	$12.76	$11.93	$12.56
Total Return(b)	(7.25)%	12.75%	5.35%	11.39%

Ratios/Supplemental Data:	2008	2007	2006	2005
Net assets, end of period (000)	$1,950	$3,995	$3,438	$3
Average net assets (000)	$3,358	$3,679	$2,872	$3
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(d)	1.64%	1.43%	1.58%	1.57%(f)
Expenses, excluding distribution and service (12b-1) fees	1.14%	.93%	1.08%	1.07%(f)
Net investment income	1.78%	1.46%	1.42%	1.02%(f)

(a) Commencement of offering new share class.
(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c) Calculated based upon average shares outstanding during the period.
(d) The distributor of the Fund has contractually agrees to limit its distribution and service (12b-1 fees to .50 of 1% of the average daily net assets of the Class R shares.
(e) Does not include expenses of the underlying portfolios in which the Fund invests.
(f) Annualized.

Visit our website at www.prudential.com	101

Class X Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(c)	2007(c)	2006(c)	2005(a)
Net Asset Value, Beginning of Period	$12.69	$11.87	$12.52	$11.34
Income (loss) from investment operations:
Net investment income	.16	.12	.12	.09
Net realized and unrealized gain (loss) on investment transactions	(1.03)	1.31	.43	1.18
Total from investment operations	(.87)	1.43	.55	1.27
Less Dividends and Distributions:
Dividends from net investment income	(.17)	(.13)	(.13)	(.09)
Distributions from net realized gains	(.99)	(.48)	(1.07)	-
Total dividends and distributions	(1.16)	(.61)	(1.20)	(.09)
Net asset value, end of period	$10.66	$12.69	$11.87	$12.52
Total Return(b)	(7.64)%	12.19%	4.65%	11.23%

Ratios/Supplemental Data:	2008	2007	2006	2005
Net assets, end of period (000)	$4,299	$5,617	$4,773	$2,284
Average net assets (000)	$5,199	$5,644	$3,571	$1,105
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	2.08%	1.93%	2.08%	2.07%(e)
Expenses, excluding distribution and service (12b-1) fees	1.14%	.93%	1.08%	1.07%(e)
Net investment income	1.35%	.96%	.96%	.59%(e)

(a) Commencement of offering new share class
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c) Calculated based upon average shares outstanding during the period.
(d) Does not include expenses of the underlying portfolios in which the Fund invests.
(e) Annualized.

102	Target Asset Allocation Funds

Class Z Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(b)	2007(b)	2006(b)	2005(b)	2004
Net Asset Value, Beginning of Year	$12.77	$11.94	$12.58	$10.97	$9.90
Income (loss) from investment operations:
Net investment income	.28	.25	.24	.17	.15
Net realized and unrealized gain (loss) on investment transactions	(1.05)	1.31	.44	1.62	1.09
Total from investment operations	(.77)	1.56	.68	1.79	1.24
Less Dividends and Distributions:
Dividends from net investment income	(.27)	(.25)	(.25)	(.18)	(.17)
Distributions from net realized gains	(.99)	(.48)	(1.07)	-	-
Total dividends and distributions	(1.26)	(.73)	(1.32)	(.18)	(.17)
Net asset value, end of year	$10.74	$12.77	$11.94	$12.58	$10.97
Total Return(a)	(6.78)%	13.30%	5.78%	16.36%	12.53%

Ratios/Supplemental Data:	2008	2007	2006	2005	2004
Net assets, end of year (000)	$13,558	$14,902	$13,388	$9,329	$7,678
Average net assets (000)	$14,407	$14,168	$12,022	$8,425	$9,098
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.14%	.93%	1.08%	1.07%	1.10%
Expenses, excluding distribution and service (12b-1) fees	1.14%	.93%	1.08%	1.07%	1.10%
Net investment income	2.30%	1.97%	1.93%	1.41%	1.41%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculated based upon average shares outstanding during the year.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.

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TARGET GROWTH ALLOCATION FUND

Class A Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(b)	2007(b)	2006(b)	2005(b)	2004(b)
Net Asset Value, Beginning of Year	$14.62	$13.26	$13.36	$10.96	$9.53
Income (loss) from investment operations:
Net investment income (loss)	.13	.09	.08	.02	(.03)
Net realized and unrealized gain (loss) on investment transactions	(1.90)	2.12	.93	2.38	1.46
Total from investment operations	(1.77)	2.21	1.01	2.40	1.43
Less Dividends and Distributions:
Dividends from net investment income	(.07)	(.01)	-	-	-
Distributions from net realized gains	(1.26)	(.84)	(1.11)	-	-
Total dividends and distributions	(1.33)	(.85)	(1.11)	-	-
Net asset value, end of year	$11.52	$14.62	$13.26	$13.36	$10.96
Total return(a)	(13.25)%	16.93%	8.00%	21.90%	15.01%

Ratios/Supplemental Data:	2008	2007	2006	2005	2004
Net assets, end of year (000)	$$124,579	$138,579	$99,960	$62,948	$45,622
Average net assets (000)	$135,539	$124,296	$78,993	$52,589	$43,525
Ratios to average net asset(d):
Expenses, including distribution and service (12b-1) fees(c)	1.36%	1.35%	1.38%	1.38%	1.43%
Expenses, excluding distribution and service (12b-1) fees	1.11%	1.10%	1.13%	1.13%	1.18%
Net investment income (loss)	1.01%	.65%	.57%	.20%	(.25)%
For Class A, B, C, M, R, X and Z shares:
Portfolio turnover rate	83%	71%	85%	200%	79%

(a) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on average shares outstanding during the year.
(c) The distributor of the Fund contractually agreed to limit its distribution and services (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d) Does not include expenses of the underlying portfolios in which the Fund invests.

104	Target Asset Allocation Funds

Class B Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(b)	2007(b)	2006(b)	2005(b)	2004(b)
Net Asset Value, Beginning of Year	$13.67	$12.53	$12.78	$10.56	$9.25
Income (loss) from investment operations:
Net investment income (loss)	.03	(.01)	(.03)	(.06)	(.11)
Net realized and unrealized gain (loss) on investment transactions	(1.76)	1.99	.89	2.28	1.42
Total from investment operations	(1.73)	1.98	.86	2.22	1.31
Less Divdends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from net realized gains	(1.26)	(.84)	(1.11)	-	-
Total distributions	(1.26)	(.84)	(1.11)	-	-
Net asset value, end of year	$10.68	$13.67	$12.53	$12.78	$10.56
Total return(a)	(13.86)%	16.14%	7.06%	21.02%	14.16%

Ratios/Supplemental Data:	2008	2007	2006	2005	2004
Net assets, end of year (000)	$58,763	$93,021	$99,928	$112,312	$94,066
Average net assets (000)	$78,596	$100,142	$109,700	$103,140	$90,535
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.11%	2.10%	2.13%	2.13%	2.18%
Expenses, excluding distribution and service (12b-1) fees	1.11%	1.10%	1.13%	1.13%	1.18%
Net investment income (loss)	.26%	(.08)%	(.20)%	(.55)%	(1.00)%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on average shares outstanding during the year.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.

Visit our website at www.prudential.com	105

Class C Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(b)	2007(b)	2006(b)	2005(b)	2004(b)
Net Asset Value, Beginning of Year	$13.67	$12.53	$12.78	$10.56	$9.25
Income (loss) from investment operations:
Net investment income (loss)	.03	(.01)	(.02)	(.06)	(.11)
Net realized and unrealized gains on investment transactions	(1.76)	1.99	.88	2.28	1.42
Total from investment operations	(1.73)	1.98	.86	2.22	1.31
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-	-
Distributions from net realized gains	(1.26)	(.84)	(1.11)	-	-
Total distributions	(1.26)	(.84)	(1.11)	-	-
Net asset value, end of year	$10.68	$13.67	$12.53	$12.78	$10.56
Total return(a)	(13.86)%	16.14%	7.06%	21.02%	14.16%

Ratios/Supplemental Data:	2008	2007	2006	2005	2004
Net assets, end of year (000)	$76,714	$109,912	$90,092	$76,811	$61,606
Average net assets (000)	$96,952	$105,155	$83,200	$68,555	$58,465
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	2.11%	2.10%	2.13%	2.13%	2.18%
Expenses, excluding distribution and service (12b-1) fees	1.11%	1.10%	1.13%	1.13%	1.18%
Net investment income (loss)	.26%	(.09)%	(.19)%	(.55)%	(1.00)%

(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on average shares outstanding during the year.
(c) Does not include expenses of the underlying portfolios in which the Fund invests.

106	Target Asset Allocation Funds

Class M Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(d)	2007(d)	2006(d)	2005(a)(d)
Net Asset Value, Beginning of Period	$13.70	$12.54	$12.78	$11.07
Income (loss)from investment operations:
Net investment income (loss)	.03	(.01)	(.02)	(.05)
Net realized and unrealized gain (loss) on investment transactions	(1.77)	2.01	.89	1.76
Total from investment operations	(1.74)	2.00	.87	1.71
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-
Distributions from net realized gains	(1.26)	(.84)	(1.11)	-
Total distributions	(1.26)	(.84)	(1.11)	-
Net asset value, end of period	$10.70	$13.70	$12.54	$12.78
Total return(b)	(13.91)%	16.28%	7.14%	15.45%

Ratios/Supplemental Data:	2008	2007	2006(d)	2005(a)(d)
Net assets, end of period (000)	$4,712	$10,851	$8,019	$2,990
Average net assets (000)	$8,028	$10,882	$5,619	$1,542
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.11%	2.10%	2.13%	2.13%(c)
Expenses, excluding distribution and service (12b-1) fees	1.11%	1.10%	1.13%	1.13%(c)
Net investment income (loss)	.25%	(.10)%	(.13)%	(.51)%(c)

(a) Commencement of offering new share class.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Does not include expenses of the underlying portfolios in which the Fund invests.

Visit our website at www.prudential.com	107

Class R Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(d)	2007(d)	2006(d)	2005(a)(d)
Net Asset Value, Beginning of Period	$14.52	$13.21	$13.34	$11.51
Income (loss)from investment operations:
Net investment income	.10	.05	.07	-(e)
Net realized and unrealized gain (loss) on investment transactions	(1.88)	2.11	.91	1.83
Total from investment operations	(1.78)	2.16	.98	1.83
Less Dividends and Distributions:
Dividends from net investment income	(.04)	(.01)	-	-
Distributions from net realized gains	(1.26)	(.84)	(1.11)	-
Total dividends and distributions	(1.30)	(.85)	(1.11)	-
Net asset value, end of period	$11.44)	$14.52	$13.21	$13.34
Total return(b)	(13.42)%	16.76%	7.69%	15.90%

Ratios/Supplemental Data:	2008	2007	2006	2005(a)
Net assets, end of period (000)	$323	$333	$195	$3
Average net assets (000)	$339	$284	$89	$3
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(f)	1.61%	1.60%	1.63%	1.63%(c)
Expenses, excluding distribution and service (12b-1) fees	1.11%	1.10%	1.13%	1.13%(c)
Net investment income (loss)	.77%	.36%	.51%	-%(c)(g)

(a) Commencement of offering new share class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Less than $.005 per share.
(f) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50% of 1% of the average daily net assets of Class R shares.
(g) Less than 0.005%.
(h) Does not include expenses fo the underlying portfolios in which the Fund invests.

108	Target Asset Allocation Funds

Class X Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(d)	2007(d)	2006(d)	2005(a)(d)
Net Asset Value, Beginning of Period	$13.68	$12.55	$12.79	$11.07
Income (loss) from investment operations:
Net investment income (loss)	.03	(.01)	(.01)	(.05)
Net realized and unrealized gain (loss) on investment transactions	(1.77)	1.98	.88	1.77
Total from investment operations	(1.74)	1.97	.87	1.72
Less Dividends Distributions:
Dividends from net investment income	-	-	-	-
Distributions from net realized gains	(1.26)	(.84)	(1.11)	-
Total distributions	(1.26)	(.84)	(1.11)	-
Net asset value, end of period	$10.68	$13.68	$12.55	$12.79
Total return(b)	(13.93)%	16.03%	7.13%	15.54%

Ratios/Supplemental Data:	2008	2007	2006	2005(a)
Net assets, end of period (000)	$3,759	$4,613	$3,703	$1,158
Average net assets (000)	$4,440	$4,643	$2,043	$608
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	2.11%	2.10%	2.13%	2.13%(c)
Expenses, excluding distribution and service (12b-1) fees	1.11%	1.10%	1.13%	1.13%(c)
Net investment income (loss)	.26%	(.09)%	(.09)%	(.52)%(c)

(a) Commencement of offering new share class.
(b) Total returns does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculations are based on average shares outstanding during the period.
(e) Does not include expenses of the underlying portfolios in which the Fund invests.

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Class Z Shares (fiscal years ended 7-31)

Per Share Operating Performance:	2008(b)	2007(b)	2006(b)	2005(b)	2004(b)
Net Asset value, Beginning of Year	$14.95	$13.54	$13.58	$11.11	$9.64
Income (loss) from investment operations:
Net investment income	.17	.13	.11	.05	-(c)
Net realized and unrealized gains on investment transactions	(1.94)	2.15	.96	2.42	1.47
Total from investment operations	(1.77)	2.28	1.07	2.47	1.47
Less dividends and distributions:
Dividends from net investment income	(.11)	(.03)	-	-	-
Distributions from net realized gains on investments	(1.26)	(.84)	(1.11)	-	-
Total dividends and distributions	(1.37)	(.87)	(1.11)	-	-
Net asset value, end of year	$11.81	$14.95	$13.54	$13.58	$11.11
Total return(a)	(13.00)%	17.32%	8.25%	22.23%	15.25%

Ratios/Supplemental Data:	2008	2007	2006	2005	2004
Net assets, end of year (000)	$5,234	$8,965	$7,884	$7,179	$5,297
Average net assets (000)	$7,414	$8,670	$6,977	$5,709	$3,837
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.11%	1.10%	1.13%	1.13%	1.18%
Expenses, excluding distribution and service (12b-1) fees	1.11%	1.10%	1.13%	1.13%	1.18%
Net investment income	1.25%	.91%	.86%	.45%	-%(d)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b) Calculations are based on average shares outstanding during the year.
(c) Less than $.005 per share.
(d) Less than .005%.
(e) Does not include expenses of the underlying portfolios in which the Fund invests.

110	Target Asset Allocation Funds

Conservative Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PCGAX	PBCFX	PCCFX	N/A	PCLRX	N/A	PDCZX
CUSIP	87612A104	87612A203	87612A302	87612A609	87612A401	87612A708	87612A500

Moderate Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PAMGX	DMGBX	PIMGX	N/A	SPMRX	N/A	PDMZX
CUSIP	87612A807	87612A880	87612A872	87612A849	87612A864	87612A831	87612A856

Growth Allocation Fund
Share Class	A	B	C	M	R	X	Z
NASDAQ	PHGAX	PIHGX	PHGCX	N/A	PGARX	N/A	PDHZX
CUSIP	87612A823	87612A815	87612A799	87612A765	87612A781	87612A757	87612A773

Visit our website at www.prudential.com	111

FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information on shareholder questions contact:
MAIL Prudential Mutual Fund Services LLC P.O. Box 9658 Providence, RI 02940 TELEPHONE (800) 225-1852 (973) 367-3529 (from outside the U.S.) WEBSITE www.prudential.com	OUTSIDE BROKERS SHOULD CONTACT Prudential Mutual Fund Services LLC P.O. Box 9658 Providence, RI 02940 TELEPHONE (800) 778-8769

  E-DELIVERY To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room located at 100 F Street, N.E. in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.
STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this Prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

MFSP504A	The Funds' Investment Co. Act File No. 811-08915

Target Asset Allocation Funds

October 1, 2008

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) of Target Asset Allocation Funds (the "Funds") is not a prospectus and should be read in conjunction with the Prospectus of the Funds dated September 30, 2008, and can be obtained, without charge, by calling (800) 225-1852 or by writing to the Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-1852. The Funds' Prospectus is incorporated by reference into this SAI, and this SAI been incorporated by reference into the Funds' Prospectus.

The Funds' audited financial statements are incorporated into this SAI by reference to the Funds' 2008 Annual Report (File No.811-60561). You may request a copy of the Annual Report at no charge by calling (800) 225-1852 between 8:00 a.m. and 8:00 p.m. Eastern time on any business day.

MFSP504B

PART I

Table of Contents

3	PART I
3	INTRODUCTION
3	FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES
3	INVESTMENT RISKS AND CONSIDERATIONS
30	INVESTMENT RESTRICTIONS
31	INFORMATION ABOUT BOARD MEMBERS AND OFFICERS
37	MANAGEMENT & ADVISORY ARRANGEMENTS
59	OTHER SERVICE PROVIDERS
59	DISTRIBUTION OF FUND SHARES
63	COMPUTATION OF OFFERING PRICE PER SHARE
63	PORTFOLIO TRANSACTIONS & BROKERAGE
66	ADDITIONAL INFORMATION
67	PRINCIPAL SHAREHOLDERS
69	FINANCIAL STATEMENTS

70	PART II
70	PURCHASE, REDEMPTION AND PRICING OF FUND SHARES
74	NET ASSET VALUE
76	SHAREHOLDER SERVICES
79	TAXES, DIVIDENDS AND DISTRIBUTIONS
85	DISCLOSURE OF PORTFOLIO HOLDINGS
86	PROXY VOTING
87	CODES OF ETHICS
87	APPENDIX I: DESCRIPTION OF BOND RATINGS
91	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

INTRODUCTION

ThisSAI sets forth information about each of the Funds.It provides information about certain of the securities, instruments,policies and strategies that are used by each Fund in seeking to achieve its objective.This SAI also provides additionalinformation about the Funds' Board of Trustees (hereafter referred to as "Directors"), the advisory services provided to andthe management fees paid by each Fund, performance data for each Fund, and information about other fees paid by and servicesprovided to each Fund.

ThisSAI should be read in conjunction with the Prospectus of the Funds.

Target Asset Allocation Funds consist of the following Funds:

Target Conservative Allocation Fund (Conservative Allocation Fund)
Target Moderate Allocation Fund (Moderate Allocation Fund)
Target Growth Allocation Fund (Growth Allocation Fund)

FUND CLASSIFICATION, INVESTMENT OBJECTIVES & POLICIES

TargetAsset Allocation Funds is an open-end management investment company.Each Fund is classified as a diversified fund.

Theprincipal investment policies and strategies of each Fund are described in theProspectus.In addition, each Fund mayfrom time to time use the securities, instruments, policies and strategies that are further identified and explained in thefollowing section. A Fund also may invest from time to time in certain types of investments and strategies that are not identifiedor explained in the following section.A Fund may not be successful in achieving its objective and you could lose money.

Withrespect to futures contracts that are not legally required to "cash settle," the Conservative Allocation and ModerateAllocation Funds may cover the open position by setting aside or earmarking liquid assets in an amount equal to the marketvalue of the futures contract. With respect to futures that are required to "cash settle," however, a Fund is permitted toset aside or earmark liquid assets in an amount equal to the Fund's daily marked to market (net) obligation, if any, (in otherwords, the Fund's daily net liability, if any) rather than the total market value of the futures contract. By setting asideassets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greaterextent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

Setforth below are specific limitations or restrictions which are applicable to a Fund's investments as further describedin the following section:

  Conservative Allocation Fund and Moderate Allocation Fund may each invest up to 5% of total assets in event-linked bonds.

  Conservative Allocation Fund and Moderate Allocation Fund may each invest up to 5% of total assets in collateralized debt obligations (CDOs).

  Conservative Allocation Fund and Moderate Allocation Fund may each invest up to 5% of net assets in corporate loans.

  Each Fund may invest up to 5% of total assets in exchange-traded funds (ETFs).

  With respect to each Fund, the amount of Fund assets which may be utilized for short sales purposes is subject to the following restrictions: no more than 25% of Funds' total assets will be, when added together, (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (2) segregated in connection with short sales.

  Each Fund may invest up to 10% of its net assets in municipal securities.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that a Fund may use and therisks and considerations associated with those investments and investment strategies. Please also see the Prospectus and the"Fund Classification, Investment Objectives and Policies" section of this SAI, which discuss the Fund's principal investmentobjective(s) and identifies certain of the non-principal investments and strategies that may be used.

In this section the term "Manager" includes a Fund's subadviser.

ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from,a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principaland interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financialinstitution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-throughcertificates or collateralized obligations.

3

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlyingpool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed throughto their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-throughcertificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaultsby the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments include collateralized debt obligations ("CDOs"), which includecollateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities.CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, belowinvestment grade fixed income se curities. A CLO is a trust typically collateralized by a pool of loans, which may include,among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, includingloans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrativeexpenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in riskand yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trustand serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partiallyprotected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields thantheir underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLOtranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral defaultand disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities asa class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in whicha Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under stateor federal securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however,an active dealer market may exist for CDOs allowing a CDO to qualify for transactions pursuant to Rule 144A under the SecuritiesAct of 1933, as amended (the Securities Act). In addition to the normal risks associated with fixed income securities, CDOscarry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securitieswill not be adequate to make interest or other payme nts; (ii) the quality of the collateral may decline in value or default;(iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security maynot be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ASSET-BASED SECURITIES. Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversionterms of which are related to the market price of some natural resource asset such as gold bullion. For the purposes of aFund's investment policies, these securities are referred to as "asset-based securities." A Fund will purchase only asset-basedsecurities that are rated, or are issued by issuers that have outstanding debt obligations rated investment grade (i.e., AAA,AA, A or BBB by Standard & Poor's ("S&P") or Fitch Ratings ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc.("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's) or of issuers that the Manager has determined to beof similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered "investment grade,"may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the thr ee highestrating categories. If the asset-based security is backed by a bank letter of credit or other similar facility, the Managermay take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-basedsecurity and the related natural resource asset generally are expected to move in the same direction, there may not be perfectcorrelation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on theunderlying natural resource asset.

The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or evenrelatively nominal) rates. As an example, assume gold is selling at a market price of $300 per ounce and an issuer sells a$1,000 face amount gold-related note with a seven-year maturity, payable at maturity at the greater of either $1,000 in cashor the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payableon the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amountor, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, becauseno Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in thesecondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the statedprincipal amount and thereby realize the appreciation in the underlying asset.

PRECIOUS METAL-RELATED SECURITIES. A Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals, e.g.,gold, silver and platinum, and in asset-based securities indexed to the value of such metals. Such securities may be purchasedwhen they are believed to be attractively priced in relation to the value of a company's precious metal-

Target Asset Allocation Funds 4

relatedassets or when the values of precious metals are expected to benefit from inflationary pressure or other economic,political or financial uncertainty or instability. Based on historical experience, during periods of economic or financialinstability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflectingthe high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices mayresult in volatile earnings of precious metal-related companies, which may, in turn, affect adversely the financial conditionof such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia.Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than tomarket forces. Economic, financial, social and political factors within South Africa may significantly affect South Africangold production.

BORROWING AND LEVERAGE. A Fund may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Fund maypledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investmentgains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to risefaster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchasedfails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund'sshares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."

A Fund may borrow from time to time, at the investment adviser's discretion, to take advantage of investment opportu nities,when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investmentadviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity.A Fund will only borrow when there is an expectation that it will benefit a Fund after taking into account considerationssuch as interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased netincome but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset valueof Fund shares and in the yield on a Fund. Certain Funds may borrow through forward rolls, dollar rolls or reverse repurchaseagreements.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividendpreference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder electsto exercise the conversion privilege.

The characteristics of convertible securities make them appropriate investments for an investment company seeking a hightotal return from capital appreciation and investment income. These characteristics include the potential for capital appreciationas the value of the underlying common stock increases, the relatively high yield received from dividend or interest paymentsas compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock dueto their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference ona convertible security is generally less than would be the case if the securi ties were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to itscredit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portionof the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quotedin the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currencydifferent from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate establishedat the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debtsecurity is denominated and the currency in which the share price is quoted will affect the value of the c onvertible security.As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reducethe effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertiblesecurities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewedwithout regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investmentvalue." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However,at the same time, the value of the convertible security will be influenced by its "conversion value," which is the marketvalue of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuatesdirectly with the price of the underlying common stock. If, because of a low price of th e common stock the conversion valueis substantially below the investment value of the convertible security, the price of the convertible security is governedprincipally by its investment value.

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Tothe extent the conversion value of a convertible security increases to a point that approximates or exceeds its investmentvalue, the price of the convertible security will be influenced principally by its conversion value. A convertible securitywill sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlyingcommon stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japanand the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more thanthe securities' investment value.

Holdersof convertible securities generally have a claim on the assets of the issuer prior to the common stockholders butmay be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at theoption of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant towhich the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund willbe required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertibledebt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed bythe issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only undercertain contingent circumstances or that ma y pay the holder a cash amount based on the value of shares of underlying commonstock partly or wholly in lieu of a conversion right (a "Cash-Settled Convertible"), (ii) a combination of separate securitieschosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income securitypaired with a security with equity conversion features, such as an option or warrant (a "Manufactured Convertible") or (iii)a synthetic security manufactured by another party.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-SettledConvertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertiblesecurities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example,a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfullycompletes a pub lic offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation.Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principalcharacteristics of a convertible security, i.e., fixed income ("fixed income component") or a right to acquire equity securities("convertibility component"). The fixed income component is achieved by investing in nonconvertible fixed income securities,such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investingin call options, warrants, or other securities with equity conversion features ("equity features") granting the holder theright to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or,in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertibl e differs from traditional convertible securities in several respects. Unlike a traditional convertiblesecurity, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or moreseparate securities, each with its own market value. Therefore, the total "market value" of such a Manufactured Convertibleis the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertiblesecurity. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrumentand an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertiblesecurity otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with anequity feature with respect to the stock of a different issuer when the Manager bel ieves such a Manufactured Convertible wouldbetter promote a Fund's objective than alternate investments. For example, the Manager may combine an equity feature withrespect to an issuer's stock with a fixed income security of a different issuer in the same industry to diversify the Fund'scredit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile thana traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment inthat its two components may be purchased separately and, upon purchasing the separate securities, "combined" to create a ManufacturedConvertible. For example, a Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponingthe purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a trad itional convertiblesecurity with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining ashort-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditionalconvertible

Target Asset Allocation Funds 6

of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixedincome securities and under-perform during periods when corporate fixed-income securities outperform Treasury instruments.

CERTIFICATES OF DEPOSIT. The Federal Deposit Insurance Corporation and the Federal Savings and Loan Insurance Corporation, which are agencies ofthe United States Government, insure the deposits of insured banks and savings and loan associations, respectively, up to$100,000 per depositor. Current federal regulations also permit such institutions to issue insured negotiable certificatesof deposit (CDs) in amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remainfully insured as to principal, such CDs must currently be limited to $100,000 per bank or savings and loan association. Intereston such CDs is not insured.

CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure.Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates suchas the London Interbank Offered Rate ("LIBOR") or the prime rate of U.S. banks. As a result, the value of corporate loan investmentsis generally responsive to shifts in market interest rates. Because the trading market for corporate loans is less developedthan the secondary market for bonds and notes, a Fund may experience difficulties from time to time in selling its corporateloans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions oftenact as agent for a broader group of lenders, generally referred to as a "syndicate." The syndicate's agent arranges the corporateloans, holds collateral and accepts payments of principal and interest. If the agent develops financial pr oblems, a Fund maynot recover its investment, or there might be a delay in the Fund's recovery. By investing in a corporate loan, a Fund becomesa member of the syndicate.

As in the case of junk bonds, the corporate loans in which a Fund may invest can be expected to provide higher yields thanhigher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however,some significant differences between corporate loans and junk bonds. corporate loans are frequently secured by pledges ofliens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiariesof debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporateloan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of theissuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on thecorporate loans will be repaid in full. corporate loans generally bear interest at rates set at a margin above a generallyrecognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or thatmay be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently,the value of corporate loans held by a Fund may be expected to fluctuate significantly less than the value of fixed rate junkbond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market forcorporate loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased marketrisk relating to liquidity and pricing concerns.

A Fund may acquire interests in corporate loans by means of a novation, assignment or participation. In a novation, a Fundwould succeed to all the rights and obligations of the assigning institution and become a contracting party under the creditagreement with respect to the debt obligation. As an alternative, a Fund may purchase an assignment, in which case the Fundmay be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but wouldotherwise typically be entitled to all of such assigning institution's rights under the credit agreement. Participation interestsin a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participationinterest and not with the borrower. In purchasing a loan participation, a Fund generally will have no right to enforce complianceby the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may notdirectly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result,a Fund will assume the credit risk of both the borrower and the institution selling the part icipation to the Fund.

CUSTODIAL RECEIPTS.Obligations issued or guaranteed as to principal and interest by the U.S. government, foreign governments or semi-governmentalentities may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments,principal payments or both on certain notes or bonds. Typically, custodial receipts have their unmatured interest couponsseparated ("stripped") by their holder. Having separated the interest coupons from the underlying principal of the governmentsecurities, the holder will resell the stripped securities in custodial receipt programs with a number of different names,including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The strippedcoupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receivesonly the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash)payments. CATS and TIGRs are not considered U.S. government securities by the staff of the Commission. Such notes and bondsare held in custody by a bank or a brokerage firm on behalf of the owners. The Fund will not invest more than 5% of its assetsin such custodial receipts.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principaland interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. Changesin

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an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund'sinvestment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities.All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fallwhen interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more inresponse to changes in interest rates than the market price of shorter-term securities.

DEPOSITARY RECEIPTS. A Fund may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertibleinto securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlyingsecurities into which they may be converted. American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs")are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securitiesissued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similarownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similararrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs,in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in E uropeand are designed for use throughout the world. A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsoredDepositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may beless information available regarding such issuers and there may not be a correlation between such information and the marketvalue of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities thatthey evidence or into which they may be converted or exchanged.

DERIVATIVES. A Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derivedfrom another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as theS&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which theFund is exposed more quickly and efficiently than transactions in other types of instruments. A Fund may use Derivatives forhedging purposes. Certain Funds may also use derivatives to seek to enhance returns. The use of a Derivative is speculativeif the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Fund invests ina Derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimesbe greater than the Derivative's cost. No Fund may use any Derivative to gain exposure to an asset or class of assets thatit woul d be prohibited by its investment restrictions from purchasing directly.

EXCHANGE-TRADED FUNDS. Certain Funds may invest in Exchange-Traded Funds (ETFs). ETFs, which may be unit investment trusts or mutual funds, typicallyhold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes.ETFs provide another means, in addition to futures and options on indexes, of including stock index exposure in these Funds'investment strategies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paidby such ETF.

HEDGING. Hedging is a strategy in which a Derivative or security is used to offset the risks associated with other Fund holdings.Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner tomarket movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market movesin a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedgingalso involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expectedby a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability toclose options and futures positions also could have an adverse impact on a Fund's ability to hedge effectively its portfolio.There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whomthe Fund h as an open position in an option, a futures contract or a related option. There can be no assurance that a Fund'shedging strategies will be effective or that hedging transactions will be available to a Fund. No Fund is required to engagein hedging transactions and each Fund may choose not to do so.

INDEXED AND INVERSE SECURITIES. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration,a Fund may invest in a security whose value is based on changes in a specific index or that pays interest based on the currentvalue of an interest rate index, such as the prime rate. A Fund may also invest in a debt security that returns principalat maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices.In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an indexor interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interestrate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases andpay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests insuch securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adversemovement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certainindexed and inverse securities may involve leverage risk, liquidity

Target Asset Allocation Funds 8

risk and currency risk. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns.When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a securityincludes a contingent liability, in the event of such an adverse movement, a Fund may be required to pay substantial additionalmargin to maintain the position.)

The Manager recently reevaluated the financial statement presentation of certain inverse securities, which are commonly referredto as inverse floaters, under the provisions of Statement of Financial Accounting Standards No. 140 ("FAS 140"). The applicationof the provisions of FAS 140 entailed a reclassification of transactions in which a Fund sells a municipal bond to a specialpurpose trust in order to create an inverse floater which the Fund receives from such trust in a financing transaction. Thetrust also issues floating rate notes to third parties. The Fund receives interest payment s on inverse floaters that bearan inverse relationship to the interest paid on the floating rate notes. These transactions were previously classified asa sale for financial statement presentation purposes. While such inverse floaters expose the Fund to leverage risk, they donot constitute borrowings for purposes of the Fund's restrictions on borrowings. Inverse floaters otherwise acquired by theFund are not currently subject to this reevaluation under FAS 140.

Future financial statements for a Fund will reflect the application of the provisions of FAS 140, regardless of materiality.Pursuant to FAS 140, the Fund will record interest on the full amount of the municipal bonds held in the special purpose trustsas interest income and the Fund also will record the interest to holders of the floating rate certificates and fees associatedwith the trust as interest expense in the Statement of Operations. This change will cause the Fund's expense ratio to increase.However, neither the Fund's net income nor its distributions to shareholders are impacted since the increase in interest expensewill be offset by a corresponding amount of increased income on the bonds now deemed to be owned by the Fund (instead of onlythe interest the Fund received on the inverse floater certificates it held directly).

To the extent that a Fund owns such inverse floaters as of the financial reporting period end, another important change pursuantto FAS 140 is that the Fund's gross assets would increase by the par amount of the floating rate certificates issued by theaffected special purpose trusts, with a corresponding increase in the Fund's liabilities. The Fund's net assets and net assetvalue per share should not be affected by this change in accounting because the increase in gross assets will be offset bya corresponding increase in liabilities.

SWAP AGREEMENTS. Certain Funds may enter into swap transactions, including but not limited to, equity, interest rate, index, credit default,total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swapagreements. In addition, certain Funds may enter into options on swap agreements (swap options). These swap transactions areentered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower costto the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard "swap" transaction,two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respectto particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns tobe exchanged o r "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the returnon or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securitiesrepresenting a particular index or other investments or instruments. Most swap agreements entered into by a Fund would calculatethe obligations of the parties to the agreement on a "net basis." Consequently the Fund's current obligations (or rights)under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based onthe relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligationsunder a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid netamounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that a Fund enters into swaps on other than a net basis, the a mount maintained in a segregated account willbe the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregatedaccounts are established for these hedging transactions, the Manager and the Fund believe such obligations do not constitutesenior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a defaultby the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to thetransaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation betweenits rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuantto swaps. The Fund will enter into swaps only with counterparties meeting certain creditworthiness standards (generally, suchcounterparties would have to be eligible counterparties under the terms of the Fund's repurchase agre ement guidelines approvedby the Fund's Board of Directors).

Unless otherwise noted, a Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed bythe Fund) is limited to 15% of its net assets.

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CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. Certain Funds may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities.The credit default swap agreement or similar instrument may have as reference obligations one or more securities that arenot currently held by a Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller"an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a referenceobligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notionalvalue) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in theswap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be eitherthe buyer or seller in the transaction. If a Fund is a buyer and no credit ev ent occurs, the Fund recovers nothing if theswap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notionalvalue of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have littleor no value. As a seller, a Fund generally receives an up front payment or a fixed rate of income throughout the term of theswap provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notionalvalue of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have littleor no value.

Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligationdirectly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks.A Fund will enter into credit default swap agreements and similar instruments o nly with counterparties who are rated investmentgrade quality by at least one NRSRO at the time of entering into such transaction or whose creditworthiness is believed bythe Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit eventoccur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligationreceived by the seller, coupled with the up front or periodic payments previously received, may be less than the full notionalvalue it pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swapor a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller maybe required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its deliveryof deliverable obligations.

CREDIT LINKED SECURITIES. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limitedpurpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, sucha credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets.For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certainmarket and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic incomepayments (in the form of distributions) and payment of principal at the end of the term of the security. However, these paymentsare conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterpartie s tothe derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or morecredit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements providedthat no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a defaultoccurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreedupon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fundwould receive. A Fund's investments in these instruments are indirectly subject to the risks associated with derivative instruments,including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage riskand management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly,there may be no e stablished trading market for the securities and they may constitute illiquid investments.

TOTAL RETURN SWAP AGREEMENTS. Certain Funds may enter into total return swap agreements. Total return swap agreements are contracts in which one partyagrees to make periodic payments based on the change in market value of the underlying assets, which may include a specifiedsecurity, basket of securities or securities indices during the specified period, in return for periodic payments based ona fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be usedto obtain exposure to a security or market without owning or taking physical custody of such security or market. Total returnswap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fundwould be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk thata party will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that th e Fund willnot be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis(i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount ofthe two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to eachtotal return swap will be accrued on a daily basis,

Target Asset Allocation Funds 10

and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess willbe segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amountof the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be segregatedby the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreementor the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount theFund is obligated to pay or is to receive under the total return swap agreement.

Unless otherwise noted, a Fund's net obligations in respect of all swap agreements (i.e., the aggregate net amount owed bythe Fund) is limited to 15% of its net assets.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. A Fund may invest in options on individual securities, baskets of securities or particular measurements of value or rate(an "index"), such as an index of the price of U.S. Treasury securities or an index representative of short term interestrates.

Types of Options. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particularmeasurements of value or rate (an "index"), such as an index of the price of treasury securities or an index representativeof short term interest rates. Such investments may be made on exchanges and in the OTC markets. In general, exchange-tradedoptions have standardized exercise prices and expiration dates and require the parties to post margin against their obligations,and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a relatedclearing corporation. OTC options have more flexible te rms negotiated between the buyer and the seller, but generally do notrequire the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk.See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below.

CALL OPTIONS. A Fund may purchase call options on any of the types of securities or instruments in which it may invest. A call optiongives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any timeduring the option period. A Fund also may purchase and sell call options on indices. Index options are similar to optionson securities except that, rather than taking or making delivery of securities underlying the option at a specified priceupon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of theindex upon which the option is based is greater than the exercise price of the option.

Eac h Fund may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and toenter into closing purchase transactions with respect to certain of such options. A covered call option is an option in whicha Fund owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration(or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securitiescurrently held in its portfolio or with respect to which a Fund has established cover by segregating liquid instruments onits books. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greaterreturn than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, whilethe option is in effect, to profit from any price increase in the underlying security above the option exercise price. Inaddition, a Fund's abili ty to sell the underlying security will be limited while the option is in effect unless the Fund entersinto a closing purchase transaction. A closing purchase transaction cancels out a Fund's position as the writer of an optionby means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered calloptions also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.Also, with respect to call options written by a Fund that are covered only by segregated portfolio securities, the Fund isexposed to the risk of loss equal to the amount by which the price of the underlying securities rises above the exercise price.

PUT OPTIONS. A Fund may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return.By buying a put option, a Fund acquires a right to sell such underlying securities or instruments at the exercise price, thuslimiting the Fun d's risk of loss through a decline in the market value of the securities or instruments until the put optionexpires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offsetby the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put optionmay be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is moreor less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels outa Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expirationof the option it has purchased. A Fund also may purchase uncovered put options.

Each Fund may write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, providedthat such

11

put options are covered, meaning that such options are secured by segregated, liquid instruments. A Fund will receive a premiumfor writing a put option, which increases the Fund's return.

FUTURES. A Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts whichobligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified futuredate at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futurescontract a Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contractvalue. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any lossexperienced as a result of the futures position the prior day or be entitled to a payment representing any profit experiencedas a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund's risk of loss through a decline in the market value of portfolio holdings correlatedwith the futures cont ract prior to the futures contract's expiration date. In the event the market value of the portfolioholdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on thefutures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futurescontract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increasesin the market value for such securities during a period when the Fund was attempting to identify specific securities in whichto invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determinesnot to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relatingto the futures position.

A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and s tockindices in connection with its hedging activities. Generally, these strategies would be used under the same market and marketsector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions.A Fund may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than sellingthe underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund canpurchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of suchfutures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intendsto purchase.

A Fund may only write "covered" put and call options on futures contracts. A Fund will be considered "covered" with respectto a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contr actor an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered"option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates forthe term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Fund will be considered"covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contracthaving a strike price equal to or greater than the strike price of the "covered" option, or if it segregates for the termof the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margindeposited by the Fund with its futures custody manager or as otherwise permitted by applicable law with respect to such option).There is no limitation on the amount of a Fund's assets that can be segregated.

Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity ExchangeAct ("CEA") pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a"commodity pool operator" under the CEA and each Fund is operated so as not to be deemed to be a "commodity pool" under theregulations of the Commodity Futures Trading Commission.

FOREIGN EXCHANGE TRANSACTIONS. A Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currenciesand purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes ofhedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollaror, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedgeson non-U.S. dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipatedto be purchased by a Fund.

As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominatedsecurity. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specifiedamount of yen for dollars at a specified price by a future date .. To the extent the hedge is successful, a loss in the valueof the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in wholeor in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires itto sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). Byselling such a call option in this illustration, the Fund

Target Asset Allocation Funds 12

gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. "Straddles"of the type that may be used by a Fund are considered to constitute hedging transactions and are consistent with the policiesdescribed above. No Fund will attempt to hedge all of its foreign portfolio positions.

FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency ormultinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactionsare similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions forpurposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhancereturns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example,purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipatesreceiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolioposition by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currencyin which the Fund anticipates acquiring a portfolio position in the near future. A Fund may also hedge portfolio positionsthrough currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spotbasis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currencyrisk, and also involve credit and liquidity risk.

CURRENCY FUTURES. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollarthrough use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactionsexcept that futures are standardized, exchange-traded contracts. See "Futures" above. Currency futures involve substantialcurrency risk, and also involve leverage risk.

CURRENCY OPTIONS. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollarthrough the use of currency options. Currency options are similar to options on securities, but in consideration for an optionpremium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of aput option) a specified amount of a specified currency on or before the expiration date for a specified amount of anothercurrency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See "Types of Options"above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives" below. Currency optionsinvolve substantial currency risk, and may also involve credit, leverage or liquidity risk.

LIMITATIONS ON CURRENCY HEDGING. Most Funds will not speculate in Currency Instruments although certain Funds may use such instruments to seek to enhancereturns. Accordingly, a Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns(including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominatedin such currency. A Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominatedin a currency other than the currency being hedged (a "cross-hedge"). A Fund will only enter into a cross-hedge if the Managerbelieves that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated andthe currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated willbe significantly more cost-effective or provide substantially greater liquidity than executing a similar hed ging transactionby means of the currency being hedged.

RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instrumentshave substantial risks, including correlation risk. While a Fund'suse of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the Net Asset Value (NAV)of the Fund's shares, the NAV of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used withthe intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipatedcurrency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extentthat a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease itstotal return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from timeto time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank,or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency.There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continueto make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote pricesfor such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealeris prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any suchforward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to the risk ofbank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Anysuch default would depr ive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any,at the then market price and could result in a loss to the Fund.

13

It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in theevent that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedgingtransaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which CurrencyInstruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund ofengaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contractperiod and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted ona principal basis, no fees or commissions are involved.

RISK FACTORS IN DERIVATIVES. Derivatives are volatile and involve significant risks, including:

Credit Risk —the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to a Fund.

Currency Risk —the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms)of an investment.

Leverage Risk— the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amountof investments) that relatively small market movements may result in large changes in the value of an investment. Certaininvestments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk— the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at theprice that the selle r believes the security is currently worth.

The use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or lessthan the value of the hedged instruments, a Fund will experience a gain or loss that will not be completely offset by movementsin the value of the hedged instruments.

A Fund intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market forsuch instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteriaset forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, therecan be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Fund willotherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position ina Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage riskand may expose a Fund to potential losses, which exceed the amount originally invested by the Fund. When a Fund engages insuch a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at leastequal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of theCommission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to thetransaction, but will not limit the Fund's exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidityrisk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptableprice. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments.A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchasedcontains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates theFund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer isavailable, in which case that dealer's quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do notrequire payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateralwith its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations.A Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligationsby engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantialcapital or that have provided the Fund with a third-party guaranty or other credit enhancement.

Target Asset Allocation Funds 14

DISTRESSED SECURITIES. A Fund may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcyproceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fundor are rated in the lower rating categories (Ca or lower by Moody's and CC or lower by S&P or Fitch) or which, if unrated,are in the judgment of the Manager of equivalent quality ("Distressed Securities"). Investment in Distressed Securities isspeculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstandingand may require a Fund to bear certain extraordinary expenses in order to protect and recover its investment.

A Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of theDistressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which theFu nd will receive new securities. However, there can be no assurance that such an exchange offer will be made or that sucha plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fundmakes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed.During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund willbe subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completedand the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchangeoffer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurancethat the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization willnot have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securitiesreceived by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a resultof a Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to anissuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

FOREIGN INVESTMENT RISKS

CertainFunds may invest in foreign equity and/or debt securities.Foreign debt securities include certain foreign bank obligationsand U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities,international agencies and supranational entities.

Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only inthe United States because securities traded on foreign markets have often (though not always) performed differently than securitiesin the United States. However, such investments involve special risks not present in U.S. investments that can increase thechances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewerinvestors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy andsell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securitiestraded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to suchissues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certainsuch economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments,the imposition of economic sanctions against a particular country or countries, changes in international trading patterns,trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affectedby governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriationof assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantialrestrictions on foreign investing in their capital markets or in certain industries. Any of these actions cou ld severely affectsecurity prices, impair a Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income backinto the United States, or otherwise adversely affect a Fund's operations. Other foreign market risks include foreign exchangecontrols, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorablelegal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certainforeign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which a Fund invests may be denominated or quoted in currencies other than the
U.S. dollar. Changes in foreign currency exchange rates will affect the value of a Fund's portfolio. Generally, when theU.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currencyis worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominatedin that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk,"means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the UnitedStates. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreigncountries may have no laws or rules against insider trading. Insider trading occurs

15

when a person buys or sells a company's securities based on nonpublic information about that company. Accounting standardsin other countries are not necessarily the same as in the United States. If the accounting standards in another country donot require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accuratelydetermine a company's financial condition.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banksand securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limitedor no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund's ability torecover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition,it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States.The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typicallyresults in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the UnitedStates.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreignsettlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities)not typically generated by the settlement of U.S. investments. Communications between the United States and emerging marketcountries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements incertain foreign countries at times have not kept pace with the number of securities transactions; these problems may makeit difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities,it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereonfor some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value o fthe security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to thatparty for any losses incurred.

Dividendsor interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, therebyreducing the amount available for distribution to shareholders.

ILLIQUID OR RESTRICTED SECURITIES. Each Fund may invest in securities that lack an established secondary trading market or otherwise are considered illiquid.Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon dispositionof the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may tradeat a discount from comparable, more liquid investments. Investment of a Fund's assets in illiquid securities may restrictthe ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to takeadvantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund's operationsrequire cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet shortterm cash requirements or incurring capital losses on the sale of illiquid investments. A Fund may invest in securities thatare not registered ("restricted securities") under the Securities Act.

Restrictedsecurities may be sold in private placement transactions between issuers and their purchasers and may be neitherlisted on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freelytransferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of theabsence of a public trading market, privately placed securities may be less liquid and more difficult to value than publiclytraded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, theprices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than theirfair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure andother investor protection requirements that may be applicable if their securities were publicly traded. If privately placedsecurities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before beingresold, the Fund may be required to bear the expenses of registration. Certain of a Fund's investments in private placementsmay consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greaterrisks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limitedmanagement group. In making investments in such securities, a Fund may obtain access to material nonpublic information, whichmay restrict a Fund's ability to conduct portfolio transactions in such securities.

AFund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144Aunder the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradablein their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adoptedby the Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining andmonitoring liquidity of restricted securities. The Directors, however, will retain sufficient oversight and be ultimatelyresponsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restrictedsecurities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor a Fund's investmentsin these securities. This investment practice could

Target Asset Allocation Funds 16

have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers becomefor a time uninterested in purchasing these securities.

INITIAL PUBLIC OFFERING RISK. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market areaffected by the performance of the stock market overall. If initial public offerings are brought to the market, availabilitymay be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it maynot be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved ininitial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

INVESTMENT IN EMERGING MARKETS. Certain Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically,a country with an emerging capital market is any country that the International Bank for Reconstruction and Development (WorldBank), the International Finance Corporation, the United Nations or its authorities has determined to have a low or middleincome economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additionalrisks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existenttrading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securitiesof comparable issuers in more developed capital markets, (ii) uncertain national policie s and social, political and economicinstability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorablediplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possibleimposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicableto such investments, (iv) national policies that may limit a Fund's investment opportunities such as restrictions on investmentin issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legalstructures governing private and foreign investments and private property. In addition to withholding taxes on investmentincome, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent ye arsthat have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurancethat these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments ofsuch nations have expropriated substantial amounts of private property, and most claims of the property owners have neverbeen fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible thata Fund could lose the entire value of its investments in the affected markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuersin more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standardsand requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets,reporting standards vary widely. As a result, traditional invest ment measurements used in the United States, such as price/earningsratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those ofmature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricingof the Fund's acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developedmarkets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody andregistration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exertedby the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could resultin ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems andmay have no successful clai m for compensation.

RESTRICTIONS ON CERTAIN INVESTMENTS. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investmentin developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specificallyauthorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resembleopen-end investment companies. In accordance with the1940 Act, a Fund may invest up to 10% of its total assets in securitiesof other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions oninvestments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developingcountries. New shares of certain investment companies may at times be acquired only at market prices

17

representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders wouldbear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, theexpenses of such other investment companies. See also "Investments in Other Investment Companies."

RISKS OF INVESTING IN ASIA-PACIFIC COUNTRIES. In addition to the risks of foreign investing and the risks of investing in emerging markets, the developing market Asia-Pacificcountries in which a Fund may invest are subject to certain additional or specific risks. Certain Funds may make substantialinvestments in Asia-Pacific countries. There is a high concentration of market capitalization and trading volume in a smallnumber of issuers representing a limited number of industries, as well as a high concentration of investors and financialintermediaries. Many of these markets also may be affected by developments with respect to more established markets in theregion such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number andless well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements foropen-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investmentopportunities for a Fund and may have an adverse impact on the investment performance of the Fund.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and socialinstability than is the case in the United States and Western European countries. Such instability may result from, amongother things: (i) authoritarian governments or military involvement in political and economic decision-making, including changesin government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economicand social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religiousand racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulatingand supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and,accordi ngly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systemsalso present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degreeupon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affectedby a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example,while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generallylimited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging marketAsia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limitedthan those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influenceover many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largestin the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developingmarket Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securitiesin the Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliablethan economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibilitythat such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies,inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting recordsin the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company's balancesheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generatelosses or profits for certain developing market Asia-Pacific companies. Satisfactory custodial services for investment securitiesmay not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs anddelays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercialbanks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria,it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countriesin which foreign investors, including management of the Fund, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets,particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmentalapproval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular companyor limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageousterms (including price) than securities of the company available for purchase by

Target Asset Allocation Funds 18

nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner.In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund's purchase of such securitiesmay have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuersor industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitationson such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certainof such countries to invest initially through a local broker or other entity and then have the shares purchased re-registeredin the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delayduring which a Fund may be den certain of its rights as an investor, includi ng rights as to dividends or to be made awareof certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed,at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, deprivingthe Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income,capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or arefusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fundof any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Fund'sability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may imposesimilar restrictions or other restr ictions relating to their currencies or to securities of issuers in those countries. Tothe extent that such restrictions have the effect of making certain investments illiquid, securities may not be availableto meet redemptions. Depending on a variety of financial factors, the percentage of a Fund's portfolio subject to currencycontrols may increase. In the event other countries impose similar controls, the portion of the Fund's assets that may beused to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital,the mechanics of repatriation may affect certain aspects of the operations of a Fund. For example, funds may be withdrawnfrom the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the governmentonce each week. In certain countries, banks or other financial institutions may be among the leading companies or have activelytraded securities. The1940 Act restricts a Fund's investments in any equit y securities of an issuer that, in its most recentfiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder.These provisions may restrict a Fund's investments in certain foreign banks and other financial institutions.

RISK OF INVESTMENTS IN RUSSIA. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formationof the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing andregistration of securities transactions are subject to significant risks. Ownership of shares is defined according to entriesin the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instrumentsand are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervisionnor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and itis possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor toensure that its interest continues to be appropriately recorded either by itself or through a custod ian or other agent inspectingthe share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legalenforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive a Fund of its ownershiprights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrarsfor losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registraror issuer of the securities in the event of loss of share registration. While each Fund intends to invest directly in Russiancompanies that use an independent registrar, there can be no assurance that such investments will not result in a loss toa Fund.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Fund may invest in other investment companies, including exchange traded funds. In accordance with the1940 Act, a Fundmay invest up to 10% of its total assets in securities of other investment companies. In addition, under the1940 Act, a Fundmay not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the valueof the Fund's total assets may be invested in securities of any investment company. (These limits do not restrict a FeederFund from investing all of its assets in shares of its Master Portfolio.) Each Fund has received an exemptive order from theCommission permitting it to invest in affiliated registered money market funds and short-term bond funds without regard tosuch limitations, provided, however, that in all cases the Fund's aggregate investment of cash in shares of such investmentcompanies shall not exceed 25% of the Fund's total assets at any time. As with other investments, investm ents in other investmentcompanies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholderswould bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly,the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly

19

owned investment entities created under the laws of certain countries will not be deemed an investment in other investmentcompanies.See also "Restrictions on Certain Investments."

JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securitiesthat the Manager believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investmentgrade bonds, they are high risk investments that may cause income and principal losses for a Fund. The major risks in junkbond investments include the following:

  Junk bonds are issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also maybe lessened by specific issuer developments, or the unavailability of additional financing.

  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund's portfolio securities than in the case of securities trading in a more liquid market.

  A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

LIQUIDITY PUTS OR CALLS. A Fund may also purchase a permissible instrument or investment together with the right to resell or purchase the instrumentsat an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right toresell is commonly known as a put, and such a right to purchase is commonly known as a call. The aggregate price which a Fundpays for instruments with puts or calls may be higher than the price which otherwise would be paid for the instruments. Thepurpose of this practice is to permit a Fund to be fully invested while preserving the necessary liquidity to meet unusuallylarge redemptions and to purchase at a later date securities other than those subject to the put. A Fund may choose to exerciseputs during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficientto meet redemption requests or when the funds available are otherwise allocated for investment. A Fund may choos e to exercisecalls during periods in which funds are available for investment. In determining whether to exercise puts or calls prior totheir expiration date and in selecting which puts or calls to exercise in such circumstances, a Fund's investment adviserconsiders, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or calls,any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternativeinvestment opportunities and the desirability of retaining the underlying securities in a Fund.

MONEY MARKET INSTRUMENTS.Certain Funds may invest in money market instruments. Money market instruments include cash equivalents and short-termobligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government orits agencies. Money market instruments also include bankers' acceptances, commercial paper, certificates of deposit and Eurodollarobligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreignbanking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and othershort-term obligations of, and variable amount master demand notes, variable rate notes and funding agreements issued by,U.S. and foreign corporations.

MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investingin fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party tomeet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments onmortgage cash flows. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest paymentsmade by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, likethat of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest ratesrise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepaymentwithout penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects t o receive from suchsecurities and the average life of the securities are based on a number of factors, including the anticipated rate of prepaymentof the underlying

Target Asset Allocation Funds 20

mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated,thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinveststhe proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rateon the security that was prepaid.

Mortgage-backedsecurities can be collateralized by either fixed-rate mortgages or adjustable rate mortgages. Fixed-rate mortgagesecurities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailinginterest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securitiesare generally less sensitive to interest rate movements than lower coupon fixed rate mortgages.

Generally,adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life.In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepaymentof principal. However, the major difference between ARMs and fixed-rate mortgage securities (FRMs) is that the interest rateand the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified,published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin,"to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage orto maximum and minimum changes to that interest rate during a given period.

Theunderlying mortgages which collateralize the ARMs in which each Fund invests will frequently have caps and floors whichlimit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustmentinterval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changesin the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps mayresult in negative amortization.

Tothe extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepaymentsmay result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled paymentsof principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of incomewhich, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepaymentsof the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular riskmay effectively change a security that was considered short or intermediate-term at the time of purchase into a long-termsecurity. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-termsecurities, maturity extension risk could increase the inherent volatility of the Fund. Unde certain interest rate and prepaymentscenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirectgovernmental or agency guarantee.

Mostmortgage-backed securities are issued by federal government agencies such as the Government National Mortgage Association("Ginnie Mae"), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac")or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securitiesissued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal governmentand backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agenciesor government sponsored enterprises are backed only by the credit of the government agency or enterprise and are not backedby the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasuryto meet their obligations. Although the U.S. government has provided financial support to Fan Mae and Freddie Mac, therecan be no assurance that it will support these or other government-sponsored enterprises in the future. Such securities generallyhave very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities areissued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.Subsequentto the year end, the Federal Housing Finance Agency has placed Fannie Mae and Freddie Mac into conservatorship.

MUNICIPAL SECURITIES.Certain Funds may, from time to time, invest in municipal bonds, which may be general obligation or revenue bonds. Generalobligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal andinterest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilitiesor, in some cases, from the proceeds of a special excise or other specific revenue source.

AFund may invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain funds forvarious public purposes.A Fund may invest in municipal asset-backed securities, which are debt obligations, often issuedthrough a trust or other investment vehicles that are backed by municipal debt obligations and accompanied by a liquidityfacility. A Fund may invest in municipal securities with the right to resell such securities to the seller at an agreed-uponprice or yield within a specified period prior to the maturity date.Such a right to resell is commonly referred to as a"put" or "tender option."

21

Municipalsecurities include notes and bonds issued by or on behalf of states, territories and possessions of the United Statesand their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generallyeligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal propertytaxes. Such securities are traded primarily in the OTC market.

Theinterest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changesin market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payableon a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rateof interest on which the interest rate payable is based. Other features may include the right whereby a Fund may demand prepaymentof the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepaythe principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustmentminimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhancethe ability of a Fund to maintain a stable NAV per share and to sell an obligation pr to maturity at a price approximatingthe full principal amount of the obligation.

Variablerate securities provide for a specific periodic adjustment in the interest rate based on prevailing market ratesand generally would allow a Fund to demand payment of the obligation on short notice at par plus accrued interest, which amountmay, at times, be more or less than the amount the Fund paid for them. Some floating rate and variable rate securities havematurities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the finalmaturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand dateor the period of adjustment of the interest rate whichever is longer.

Aninverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction ofthe interest rate on another security or the value of an index. Changes in the interest rate on the other security or indexinversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's pricewill be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds willdecrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securitieshave the effect of providing investment leverage, since they may increase or decrease in value in response to changes, asan illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term,tax-exempt securities increase or decrease in response to such changes. As a result, the market values such securitiesgenerally will be more volatile than the market values of fixed-rate tax-exempt securities. See "Indexed and Inverse Securities."

REAL ESTATE RELATED SECURITIES. Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principallyengaged in the real estate industry. Therefore, an investment in such a Fund is subject to certain risks associated with theownership of real estate and with the real estate industry in general. These risks include, among others: possible declinesin the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgagefunds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extendedvacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes inzoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damagesresulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or cond emnation losses; uninsureddamages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases inmarket rates for rents; and investment in developments that are not completed or that are subject to delays in completion;and changes in interest rates. To the extent that assets underlying a Fund's investments are concentrated geographically,by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated withrefinancings and their impact on servicing rights. In addition, if a Fund receives rental income or income from the dispositionof real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affectthe Fund's ability to retain its federal income tax status as a regulated investment company because of certain income sourcerequi rements applicable to regulated investment companies under the Internal Revenue Code.

REAL ESTATE INVESTMENT TRUSTS (REITs).Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Internal Revenue Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to the risks of changes in the Internal Revenue Code, affecting their tax status.

Target Asset Allocation Funds 22

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or er ratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REPURCHASE AGREEMENTS. A Fund may invest in securities pursuant to repurchase agreements. A Fund will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Fund's repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with a Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, a Fund will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

A Fund may participate in a joint repurchase agreement account with other investment companies managed by PI pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Certain Funds may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified item and price. See "Repurchase Agreements."

Certain Funds may enter into dollar rolls. In a dollar roll, a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Fund foregoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Fund will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities, the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

SECURITIES LENDING. Consistent with applicable regulatory requirements, a Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of a Fund do not exceed in the aggregate 33 1/3 % of the value of a Fund's total assets and provided that such loans are callable at any time by a Fund and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay a Fund an amount equivalent to any dividend or interest paid

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on such securities and a Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that a Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of a Fund. On termination of the loan, the borrower is required to return the securities to a Fund, and any gain or loss in the market price during the loan would inure to a Fund. Since voting or consent rights which accompany loaned securities pass to the borrower, a Fund will foll ow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on a Fund's investment in the securities which are the subject of the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. The Manager believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the ge neral growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities to meet redemptions or otherwise may require a Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Manager's judgment, such disposition is not desirable.

While the process of selection and continuous supervision by the Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in thi s area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Manager believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Fund management believes that eventual recognition of their spe cial value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles. Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the federal government by means of price controls, regulations or litigation.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made

Target Asset Allocation Funds 24

the short sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities. The Fund may not be able to limit any losses resulting from share price volatility if the security indefinitely continues to increase in value at such specified time. For all Funds except those sub-advised by Jennison Associates LLC ("Jennison Sub-advised Funds"), a Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Fund is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is all times equal to at least 100% of the curren t market value of the security sold short and will not be less than the market value of the security at the time it was sold short, or (2) a Fund must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by a Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

For Jennison Sub-advised Funds, a Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Fund is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Fund must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment over of any payments received by a Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Funds may also make short sales against-the-box. A short sale against-the-box is a shortsale in which the Fund owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid a ssets, in an amount equal to such consideration must be segregated on a Fund's records or with its Custodian.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity's policy towards the International Monetary Fund and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

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STANDBY COMMITMENT AGREEMENTS. A Fund may enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the com mitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or "IO" security) and the other to receive the principal payments (the principal only or "PO" security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of p rincipal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

STRUCTURED NOTES. Certain Funds may invest in structured notes. The values of the structured notes in which a Fund will invest may be linked to equity securities or equity indices or other instruments or indices ("reference instruments"). These notes differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument, or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference inst rument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

SUPRANATIONAL ENTITIES. A Fund may invest in debt securities of supranational entities. Examples include the World Bank, the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

YANKEE OBLIGATIONS. Some Funds may invest in U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States (Yankee obligations). Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. These include, among others, the Province of Ontario and the City of Tokyo.

Target Asset Allocation Funds 26

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Each Fund may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain appropriate liquidity to meet anticipated redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

A Fund also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Fund shares or during periods of portfolio restructuring.

UTILITY INDUSTRIES. Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, lice nsing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in a Fund's portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Manager believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while other s may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Manager seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund's investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the Manager believes that, in order to attract significant capital for growth, foreign governments are likely to

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seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for the Fund will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Manager will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with co mpliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities' increased costs. The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution which is expected to be the least competitive and the more regulated part of the business may see higher ratings given the greater predictability of cash flow.

A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such d eregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become "stranded assets," which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer's balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Telecommunications. The telec ommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.

Target Asset Allocation Funds 28

Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory chan ges within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Manager, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Manager believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities. There can be no assurance that the positive developments noted above, including those relating to privatizat ion and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. No Fund has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or th at a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

U.S. GOVERNMENT SECURITIES. Certain Funds may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund's shares.

Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of GNMA, the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Certain Funds may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts

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(corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. Certain Funds may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

A Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the income accrued but not yet received. The required distributions will result in an increase in a Fund's exposure to such securities.

Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received phantom income annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to such securities.

INVESTMENT RESTRICTIONS

Target Asset Allocation Funds 30

Target Asset Allocation Funds have adopted the investment restrictions listed below as fundamental policies. Under the Investment Company Act of 1940, as amended (1940 Act), a fundamental policy may not be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A "majority of the outstanding voting securities", when used in this SAI, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

Each Fund may not:

1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collect ively, the 1940 Act Laws and Interpretations) or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the 1940 Act Laws, Interpretations and Exemptions). Each Fund is a "diversified company" as defined in the 1940 Act.

2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

3. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4. Make loans, except through loans of assets of the Fund or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

5.Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. Each Fund may purchase restricted securities without limit.

For purposes of investment restriction number 1, each Fund may not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of a Fund's total assets, more than 5% of such assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii ) 25% or more of the Fund's total assets (determined at the time of investment) would be invested in a single industry.

For purposes of investment restriction number 2, under the 1940 Act, each Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or NAV will not be considered a violation of such policy. As a matter of non-fundamental operating policy, a Fund will not purchase rights if as a result the Fund would then hav e more than 5% of its assets (determined at the time of investment) invested in rights.

As a non-fundamental operating policy, a Fund may not invest in the securities of other investment companies, except that subject to certain restrictions, each Fund may purchase securities of other investment companies in the open market involving customary brokerage commissions.

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

Information about Fund Directors/Trustees (referred to herein as "Board Members") and Officers is set forth below. Board Members who are not deemed to be "interested persons" of a Fund, as defined in the 1940 Act, are referred to as "Independent Board Members." Board Members who are deemed to be "interested persons" of a Fund are referred to as "Interested Board Members." The

31

Board Members are responsible for the overall supervision of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members
Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 63	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (January 2003-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	None.
Linda W. Bynoe (56) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co. (broker-dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).
David E.A. Carson (74) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People's Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (62) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co., Inc.	None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 63	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).
Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 63	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (68) Board Member & Independent Chair Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 63	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.
Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

Target Asset Allocation Funds 32

1 The year that each Board Member joined the Funds' Board is as follows:
Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E.A. Carson, 2003; Michael S. Hyland, 2008; Robert E. La Blanc, 1999; Douglas H. McCorkindale, 1998; Stephen P. Munn, 2008; Richard A. Redeker, 2003; Robin B. Smith, 2003; Stephen G. Stoneburn, 1999; Judy A. Rice, Board Member and President since 2003; Robert F. Gunia, Board Member and Vice President since 1999.

Fund Officers (a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.
Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (33) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).
Andrew R. French (45) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).
Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).
Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.
Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes interested Board Members who also serve as President or Vice President.

1 The year that each individual became an Officer of the Funds is as follows:
Kathryn L. Quirk, 2005; Deborah A. Docs, 2004; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

  Board Members are deemed to be "Interested," as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

  Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

  There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

  "Other Directorships Held" includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934, as amended (the Exchange Act) (that is, "public companies") or other investment companies registered under the 1940 Act.

  "Portfolios Overseen" includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Funds, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.

33

Compensation of Board Members and Officers. Pursuant to a Management Agreement with each Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Board Members.

Each Fund pays each of its Independent Board Members annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.

Independent Board Members may defer receipt of their fees pursuant to a deferred fee agreement with each Fund. Under the terms of the agreement, a Fund accrues deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. A Fund's obligation to make payments of deferred Board Members' fees, together with interest thereon, is a general obligation of the Fund. No Fund has a retirement or pension plan for its Board Members.

The following table sets forth the aggregate compensation paid by the indicated Fund for the most recently completed fiscal year to the Independent Board Members for service on the Fund Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are "interested persons" of the Fund (as defined in the 1940 Act) do not receive compensation from PI-managed funds and therefore are not shown in the following table.

Compensation Received by Independent Board Members
Name***	Aggregate Fiscal Year Compensation from Funds	Pension or Retirement Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
Kevin J. Bannon	None	None	None	None
Linda W. Bynoe**	$6,743	None	None	$180,000(33/59)*
David E.A. Carson	$6,507	None	None	$191,000(37/63)*
Michael S. Hyland	None	None	None	None
Robert E. La Blanc	$6,234	None	None	$174,000(35/61)*
Douglas H. McCorkindale**	$6,214	None	None	$173,000(33/59)*
Stephen P. Munn	None	None	None	None
Richard A. Redeker	$6,565	None	None	$184,000(34/60)*
Robin B. Smith**	$6,867	None	None	$194,000(35/61)*
Stephen G. Stoneburn**	$6,353	None	None	$180,000(35/61)*
Clay T. Whitehead [1]	$5,826	None	None	$179,000(35/61)*

(1) Mr. Whitehead retired from the Board effective as of July 1, 2008.

Explanatory Notes to Board Member Compensation Table

*Shows number of funds/portfolios in existence as of the most recently completed calendar year, excluding funds that have merged into another fund or liquidated during the year.
**Although the last column shows the total amount paid to Board Members from the PI-managed funds during the most recently completed calendar year, such compensation was deferred at the request of certain Board Members, in total, or in part, under the Fund's deferred fee agreement. The earnings in 2007 on amounts deferred through the end of the most recently completed calendar year amounted to $38,576, $205,386, $49,202 and $431,766 for Ms. Bynoe, and Messrs. McCorkindale and Stoneburn and Ms. Smith, respectively.
***Board Members and officers who are "interested persons" of the Fund(s) (as defined in the 1940 Act) do not receive compensation from the Fund(s) and therefore are not shown in the compensation table.

Board Committees. The Board of Directors or Trustees of each Fund (the Board) has established three standing committees in connection with governance of each Fund—Audit, Nominating and Governance, and Investment. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee. The Audit Committee consists of Messrs. Carson (Chair), La Blanc, Bannon, and Munn, and Ms. Bynoe and Ms. Smith (ex-officio). The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund(s)' independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund(s)' auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered

Target Asset Allocation Funds 34

public accounting firm directly to the Fund(s). The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Funds, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund(s). The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during th indicated Fund(s') most recently completed fisc al year is set forth in the table below.

Nominating and Governance Committee. The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. McCorkindale, Mr. Stoneburn, Mr. Hyland, and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the indicated Fund(s') most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Fund's website.

JennisonDryden and Target Investment Committees. In September 2005, the Board of each Fund in the Prudential retail mutual funds complex formed joint committees to review the performance of each Fund in the fund complex. The JennisonDryden Investment Committee reviews the performance of each Fund whose subadvisers are affiliates of the Manager, while the Target Investment Committee reviews the performance of funds whose subadvisers are not affiliates of the Manager. Each Committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two Committees. The JennisonDryden Investment Committee consists of Mses. Bynoe (Chair) and Rice and Messrs. Carson, Stoneburn, Bannon and Munn. The Target Investment Committee consists of Messrs. La Blanc, Gunia, McCorkindal (Chair), Redeker, Hyland and Ms. Smith (ex-offi cio).

Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Commission rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case in care of the specified Fund(s), at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period which the shares have been held. The recommen dation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of each Fund's investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person." Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving the board of a registered investment company.

35

Board Committee Meetings (for most recently completed fiscal year)
Fund Name	Audit Committee	Nominating & Governance Committee	Target Investment Committee
Target Asset Allocation Funds	4	6	4

Share Ownership. Information relating to each Board Member's Fund share ownership and in all registered funds in the PI-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.

Board Member Share Ownership: Independent Board Members
Name	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Kevin J. Bannon
Linda W. Bynoe	-	Over $100,000
David E.A. Carson	-	Over $100,000
Michael S. Hyland
Robert E. La Blanc	-	Over $100,000
Douglas H. McCorkindale	$10,001-$50,000	Over $100,000
Stephen P. Munn
Richard A. Redeker	-	Over $100,000
Robin B. Smith	-	Over $100,000
Stephen G. Stoneburn	-	Over $100,000
Board Member Share Ownership: Interested Board Members
Judy A. Rice	-	Over $100,000
Robert F. Gunia	-	Over $100,000

Shareholder Communications with Board Members. Shareholders can communicate directly with Board Members by writing to the Chair of the Board, c/o the Fund, Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077. Shareholders can communicate directly with an individual Board Member by writing to that Board Member, c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Such communications to the Board or individual Board Members are not screened before being delivered to the addressee.

Target Asset Allocation Funds 36

MANAGEMENT & ADVISORY ARRANGEMENTS

Manager. The Manager of the/each Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI serves as manager to all of the other investment companies that, together with the Fund(s), comprise the JennisonDryden and Strategic Partners mutual funds. See "How the Fund is Managed—Manager" in the Prospectus. As of July 31, 2008, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $107.9 billion.

PI is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden and Strategic Partners mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.

Pursuant to a Management Agreement with the Fund(s) (the Management Agreement), PI, subject to the supervision of the Fund(s') Board and in conformity with the stated policies of the Fund(s), manages both the investment operations of each Fund and the composition of the Fund(s') portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal contracts. PI also administers each Fund's cor porate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by each Fund's custodian (the Custodian) and PMFS. The management services of PI to each Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. Fee waivers and subsidies will increase a Fund's total return. These voluntary waivers may be terminated at any time without notice.

In connection with its management of the corporate affairs of each Fund, PI bears the following expenses:

  the salaries and expenses of all of its and each Fund's personnel except the fees and expenses of Independent Board Members;

  all expenses incurred by the Manager or a Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

  the fees, costs and expenses payable to any investment subadviser(s) pursuant to a Subadvisory Agreement(s) between PI and such investment subadviser(s).

Under the terms of the Management Agreement, each Fund is responsible for the payment of the following expenses:

  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;

  the fees and expenses of Independent Board Members;

  the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;

  the charges and expenses of the Fund's legal counsel and independent auditors;

  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;

  all taxes and corporate fees payable by the Fund to governmental agencies;

  the fees of any trade associations of which the Fund may be a member;

  the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;

  the cost of fidelity, directors and officers and errors and omissions insurance;

  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;

  allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports and notices to shareholders; and

  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

37

TheManagement Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by aFund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciaryduty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to theperiod and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faithor gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automaticallyif assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or a Fund by the Boardor vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60days nor less than 30 days written notice. The Management Agreement will continue in effect for a period more than twoyears from the date of execution only so long as such continuance is specifically approved at least annually in accordancewith the requirements of the 1940 Act.

Feespayable under the Management Agreement are computed daily and paid monthly. The table below sets forth the applicablefee rate and the management fees received by PI from the indicated Fund(s) for the indicated fiscal years.

Management Fees Paid by the Funds
Fund Name	Fee Rate	2008	2007	2006
Conservative Allocation Fund	0.75% up to $500 million; 0.70% on next $500 million; 0.65% over $1 billion	$1,377,553	$1,512,857	$1,518,626
Moderate Allocation Fund	0.75% up to $500 million; 0.70% on next $500 million; 0.65% over $1 billion	$3,435,264	$3,632,057	$3,383,694
Growth Allocation Fund	0.75% up to $500 million; 0.70% on next $500 million; 0.65% over $1 billion	$2,486,064	$2,655,545	$2,152,913

Subadviser(s).PI has entered into a Subadvisory Agreement with the investment subadviser (Subadviser(s)) named in the tables below. TheSubadvisory Agreement(s) provides that the Subadviser(s) will furnish investment advisory services in connection with themanagement of each Fund. In connection therewith, the Subadviser(s) is obligated to keep certain books and records of theFund. Under the Subadvisory Agreement(s), the Subadviser(s), subject to the supervision of PI, is responsible for managingthe assets of a Fund in accordance with the Fund's investment objectives, investment program and policies. The Subadviser(s)determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining andevaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuantto the Management Agreement and supervises the Subadviser's performance of such services.

Asdiscussed in the Prospectus, PI employs the Subadviser(s) under a "manager of managers" structure that allows PI to replacethe Subadviser(s) or amend a Subadvisory Agreement(s) without seeking shareholder approval.The Subadvisory Agreement(s)provide that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of theManagement Agreement.The Subadvisory Agreement(s) may be terminated by a Fund, PI, or the Subadviser(s) upon not more than60 days, nor less than 30 days, written notice.The Subadvisory Agreement provides that it will continue in effect for aperiod of not more than two years from its execution only so long as such continuance is specifically approved at least annuallyin accordance with the requirements of the 1940 Act.

Thetables below sets forth the applicable fee rate(s) and the subadvisory fees received by the Subadviser(s) from PI forthe indicated fiscal years:

Target Asset Allocation Funds 38

Subadvisers and Subadvisory Fee Rates
Fund Name	Subadviser	Fee Rate	2008	2007	2006
Conservative Allocation Fund	Eagle Asset Management	0.50% on assets up to and including $50 million; 0.45% on assets over $50 million	$109	—	—
	EARNEST Partners LLC	0.40%	$5,548	$16,257	$21,715
	Pacific Investment Management Company	0.25% on assets up to and including $1 billion; 0.225% on assets over $1 billion	$244,655	$258,059	$228,961
	RS Investment Management Co. LLC	0.50%	$14,612	$30,374	$35,963
	Goldman Sachs Asset Management, L.P. (large cap growth equity sleeve)	0.30% on first $50 million; 0.28% on next $150 million; 0.25% over $200 million	$51,343	$56,477	$61,379
	Goldman Sachs Asset Management, L.P. (high yield bond sleeve)	0.30%	—	$12,839	$78,049
	Hotchkis and Wiley Capital Management LLC	0.30%	$19,820	$22,457	$34,953
	JP Morgan Asset Management	0.30% on first $300 million; 0.25% over $300 million	$40,099	$50,137	$53,211
	Marsico Capital Management LLC	0.40% to $1.5 billion; 0.35% over $1.5 billion	$73,579	$70,284	$70,258
	Vaughan Nelson Investment Management, L.P.	0.40% on first $250 million; 0.35% over $250 million	$7,604	$8,671	$10,310
	NFJ Investment Group, L.P.	0.40% on first $50 million; 0.38% on next $50 million; 0.34% on next $50 million; 0.30% on next $200 million; 0.28% over $350 million	$35,401	$36,248	$20,808
Moderate Allocation Fund	Eagle Asset Management	0.50% on assets up to and including $50 million; 0.45% on assets over $50 million	$287	—	—
	EARNEST Partners, LLC	0.40%	$14,939	$33,161	$66,552
	Pacific Investment Management Company LLC	0.25% on assets up to and including $1 billion; 0.225% on assets over $1 billion	$344,233	$325,333	$270,362
	RS Investment Management Co. LLC	0.50%	$36,817	$54,091	$100,563
	Goldman Sachs Asset Management, L.P. (large cap growth equity sleeve)	0.30% on first $50 million; 0.28% on next $150 million; 0.25% over $200 million	$162,431	$169,793	$152,635
	Goldman Sachs Asset Management, L.P. (high yield bond sleeve)	0.30%	—	$12,976	$85,868
	Hotchkis and Wiley Capital Management LLC	0.30%	$64,891	$69,250	$88,221
	JPMorgan Asset Management, Inc.	0.30% on first $300 million; 0.25% over $300 million	$132,118	$156,072	$138,046
	Marsico Capital Management, LLC	0.40% to $1.5 billion; 0.35% over $1.5 billion	$233,383	$217,835	$183,164
	Vaughan Nelson Investment Management, LP	0.40% on first $250 million; 0.35% over $250 million	$8,415	$10,213	$10,655

39

	LSV Asset Management	0.45% on first $150 million; 0.425% on next $150 million; 0.40% on next $150 million; 0.375% on next $300 million; 0.35% on amounts exceeding $750 million	$115,935	$165,407	$152,547
	Thornburg Investment Management, Inc.	0.35% to $100 million; 0.30% over $100 million	$109,111	$130,262	$173,211
	NFJ Investment Group L.P.	0.40% on first $50 million; 0.38% on next $50 million; 0.34% on next $50 million; 0.30% on next $200 million; 0.28% over $350 million	$114,410	$112,665	$55,876
Growth Allocation Fund	Eagle Asset Management	0.50% on assets up to and including $50 million; 0.45% on assets over $50 million	$291	—	—
	EARNEST Partners LLC	0.40%	$15,764	$32,395	$82,941
	RS Investment Management Co. LLC	0.50%	$39,712	$59,721	$113,106
	Goldman Sachs Asset Management, L.P. (large cap growth equity sleeve)	0.30% on first $50 million; 0.28% on next $150 million; 0.25% over $200 million	$170,977	$172,125	$135,739
	Hotckis and Wiley Capital Management LLC	0.30%	$67,566	$71,389	$70,303
	Marsico Capital Management LLC	0.40% to $1.5 billion: 0.35% over $1.5 billion	$245,664	$225,381	$163,442
	Vaughan Nelson Management Group, L.P.	0.40% on first $250 million; 0.35% over $250 million	$10,175	$14,528	$12,643
	LSV Asset Management	0.45% on first $150 million; 0.425% on next $150 million; 0.40% on next $150 million; 0.375% on next $300 million; 0.35% on amounts exceeding $750 million	$122,887	$170,328	$151,021
	Thornburg Investment Management, Inc.	0.35% to $100 milliion; 0.30% over $100 million	$116,189	$133,787	$164,784
	NFJ Investment Group, L.P.	0.40% on first $50 million; 0.38% on next $50 million; 0.34% on next $50 million; 0.30% on next $200 million; 0.28% over $350 million	$120,828	$116,928	$48,126
	JPMorgan Asset Management	0.30% on first $300 million; 0.25% over $300 million	$139,890	$161,955	$117,851

Notes to Subadvisory Fee Table For purposes of the fee calculation, assets managed by the same subadviser in the same "sleeve" or segment in each of the Target Asset Allocation Funds will be aggregated. In addition, the asset aggregation arrangements set forth below are applicableas noted:

Eagle Asset Management.For purposes of the fee calculation, the assets managed by Eagle are aggregated with the funds managed or co-managed byPI for which Eagle serves as subadviser that are managed pursuant to substantially the same investment strategy.

JPMorgan Investment Management, Inc.:For purposes of the calculation, the assets managed by J.P. Morgan in the Target Conservative Allocation Fund of Target AssetAllocation Funds will be

Target Asset Allocation Funds 40

aggregated with the assets managed by J.P. Morgan in: (i) AST Large-Cap Value Portfolio of Advanced Series Trust; (ii) the SP Large Cap Value Portfolio of The Prudential Series Fund; (iii) the Large Capitalization Value Portfolio of The Target Portfolio Trust; (iv) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (v) the Target Growth Allocation Fund of Target Asset Allocation Funds; and (vi)any other portfolio subadvised by J.P. Morgan on behalf of PI or one of its affiliatespursuant to substantially the same investment strategy.

Marsico Capital Management, LLC: For purposes of the fee calculation, the assets managed by Mariso in the following funds will be aggregated:the AST MarsicoCapital Growth Portfolio of the Advanced Series Trust (Marsico Account No. 3000 and), (ii) the portion of Target ConservativeAllocation Fund of Target Asset Allocation Funds that is sub-advised by Marsico (Marsico Account No. 3110), (iii) the portionof Target Moderate Allocation Fund of Target Asset Allocation Funds that is sub-advised by Marsico (Marsico Account No. 3120), (iv) the portion of Target Growth Allocation Fund of Target Asset Allocation Funds that is sub-advised by Marsico (MarsicoAccount No. 3130), (v) the portion of the Large Capitalization Growth Portfolio of The Target Portfolio Trust that is sub-advisedby Marsico (Marsico Account No. 3010), (vi) the portion of the Global Portfolio of The Prudential Series Fund that is sub-advisedby Marsico (Marsico Account No. 3140), (vii) the portion of the AST Advanced Strategies Portfolio of the Advanced Series Trustthat is sub-advised by Marsico (Marsico Account No. 3020) and (viii) other future large cap growth accounts under which Marsicoprovides substantially similar advisory or sub-advisory services and which Marsico, Prudential Investments LLC, and AST InvestmentServices, Inc., as applicable, mutually agree in writing.

NFJ Investment Group L.P.:For pur poses of the fee calculation, the assets managed by NFJ Investment Group in the large cap value sleeves of eachof the Target Asset Allocation Funds will be aggregated with the assets managed by NFJ Investment Group in The Target PortfolioTrust—Large Capitalization Value Portfolio and The Target Portfolio Trust—Small Capitalization Value Portfolio.

Thornburg Investment Management, Inc.:For purposes of the fee calculation the assets managed by Thornburg in the Target Asset Allocation Funds will be aggregatedwith the assets managed by Thornburg in Prudential World Fund, Inc.—Dryden International Value Fund, The Target PortfolioTrust—International Equity Portfolio, Advanced Series Trust—AST International Value Portfolio, and The Prudential Series Fund—SPInternational Value Portfolio.

Goldman Sachs Asset Management, L.P. (GSAM)For purposes of the fee calculation, the assets managed by GSAM in the Target Conservative Allocation Fund of Target AssetAll ocation Funds will be aggregated with the assets managed by GSAM in: (i) the Large Capitalization Growth Portfolio of TheTarget Portfolio Trust; (ii) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (iii) the Target GrowthAllocation Fund of Target Asset Allocation Funds; and (iv) and any other portfolio subadvised by GSAM on behalf of PI or oneof its affiliates pursuant to substantially the same investment strategy.For purposes of calculating the subadvisory feepayable to GSAM, the assets managed by GSAM in the Target Moderate Allocation Fund of Target Asset Allocation Funds will beaggregated with the assets managed by GSAM in: (i) the Large Capitalization Growth Portfolio of The Target Portfolio Trust;(ii) the Target Conservative Allocation Fund of Target Asset Allocation Funds; (iii) the Target Growth Allocation Fund ofTarget Asset Allocation Funds; and (iv) any other portfolio subadvised by GSAM on behalf of PI or one of its affiliates pursuantto substantially the same investment stra tegy.For purposes of calculating the subadvisory fee payable to GSAM, the assetsmanaged by GSAM in the Target Growth Allocation Fund of Target Asset Allocation Funds will be aggregated with the assets managedby GSAM in: (i) the Large Capitalization Growth Portfolio of The Target Portfolio Trust; (ii) the Target Conservative AllocationFund of Target Asset Allocation Funds; (iii) the Target Moderate Allocation Fund of Target Asset Allocation Funds; and (iv)and any other portfolio subadvised by GSAM on behalf of PI or one of its affiliates pursuant to substantially the same investmentstrategy.

Vaughan Nelson Investment Management, L.P.For purposes of the calculation, the assets managed by Vaughan Nelson in the Target Conservative Allocation Fund of TargetAsset Allocation Funds will be aggregated with the assets managed by Vaughan Nelson in: (i) Small Capitalization Value Portfolioof The Target Portfolio Trust; (ii) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (iii) the Tar getGrowth Allocation Fund of Target Asset Allocation Funds; and (iv) and any other portfolio subadvised by Vaughan Nelson onbehalf of PI or one of its affiliates pursuant to substantially the same investment strategy. For purposes of calculatingthe subadvisory fee payable to Vaughan Nelson, the assets managed by Vaughan Nelson in the Target Moderate Allocation Fundof Target Asset Allocation Funds will be aggregated with the assets managed by Vaughan Nelson in: (i) the Small CapitalizationValue Portfolio of The Target Portfolio Trust; (ii) the Target Conservative Allocation Fund of Target Asset Allocation Funds;(iii) the Target Growth Allocation Fund of Target Asset Allocation Funds; and (iv) any other portfolio subadvised by VaughanNelson on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy. For purposes of calculatingthe subadvisory fee payable to Vaughan Nelson, the assets managed by Vaughan Nelson in the Target Growth Allocation Fund ofTarget Asset Allocation Fun ds will be aggregated with the assets managed by Vaughan Nelson in: (i) the Small CapitalizationValue Portfolio of The Target Portfolio Trust; (ii) the Target Conservative Allocation Fund of Target Asset Allocation Funds;(iii) the Target Moderate Allocation Fund of Target Asset Allocation Funds; and (iv) and any other portfolio subadvised byVaughan Nelson on behalf of PI or one of its affiliates pursuant to substantially the same investment strategy.

LSV Asset Management. For purposes of the fee calculation, the assets managed by LSV in the Target Moderate Allocation Fund of Target Asset AllocationFunds will be aggregated with the assets managed by LSV in: (i) the AST International Value Portfolio of Advanced Series Trust;(ii) the AST Advanced Strategies Portfolio of Advanced Series Trust; (iii) the SP International Value Portfolio of The PrudentialSeries Fund; (iv) the Global Portfolio of The Prudential Series Fund; (v) the International Equity Portfolio of The TargetPortfolio Trust; (vi) the Target Growth Allocation Fund of Target Asset Allocation Funds; (vii) the Dryden International ValueFund of Prudential World Fund, Inc.; and (viii) any other portfolio subadvised by LSV on behalf of PI or one of its affiliatespursuant to substantially the same investment strategy.

For purposes of the fee calculation, the assets managed by LSV in the Target Growth Allocation Fund of Target Asset AllocationFunds will be aggregated with the assets managed by LSV in: (i) the AST International Value Portfolio of Advanced Series Trust;(ii) the AST Advanced Strategies Portfolio of Advanced Series Trust; (iii) the SP International Value Portfolio of The PrudentialSeries Fund; (iv) the Global Portfolio of The Prudential Series Fund; (v) the International Equity Portfolio of The TargetPortfolio Trust; (vi) the Target Moderate Allocation Fund of Target Asset Allocation Funds; (vii) the Dryden InternationalValue Fund of the Prudential World Fund, Inc.; and (viii) any other portfolio subadvised by LSV on behalf of PI or one ofits affiliates pursuant to substantially the same investment strategy.

Pacific Investment Management Company LLC (PIMCO).For purposes of the fee calculation, if on any day the aggregate assets of all funds/portfolios subadvised by PIMCO onbehalf of PI and/or AST Investment Services, Inc. pursuant to a "total return" strategy or mandate (as mutually agreed uponby PIMCO and PI/AST Investment Services, Inc.) total at least $3 billion, the contractual annual subadvisory fee, calculateddaily, shall be: 0.250% on aggregate assets up to $1 billion; and 0.225% on aggregate assets over $1 billion. If, however,such aggregate assets on any day total less than $3 billion, then the subadvisory fee calculation for that day shall be atthe rate of 0.25% of the assets ofeach such fund/portfolio.

Additional Information About the Portfolio Managers — Other Accounts and Ownership of Fund Securities.The following tables set forth information about the indicated Fund(s) and accounts other than the Fund(s) for which theFund(s') portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund(s') most recentlycompleted fiscal year. The tables show, for each portfolio manager, the number of accounts managed and the total assets insuch accounts, within each of the following categories: registered investment companies, other pooled investment vehicles,and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performanceis indicated in italic typeface.

41

Thetables also set forth the dollar range of equity securities of the Fund(s) beneficially owned by the portfolio manager(s)as of the Fund(s') most recently completed fiscal year unless noted otherwise.

Conservative Allocation Fund
Subadvisers	Portfolio Managers	Registered Investment Companies/Total Assets (millions)	Other Pooled Investment Vehicles/Total Assets (millions)	Other Accounts/Total Assets (millions)	Ownership of Fund Securities
Eagle Asset Management	Bert L. Boksen	12 registered investment companies with $1.259 billion in total assets under management	2 other pooled investment vehicles with $40 million in total assets under management	2898 other accounts with $1.327 billion in total assets under management	None
	Eric Mintz	12 registered investment companies with $1.259 billion in total assets under management	2 other pooled investment vehicles with $40 million in total assets under management	2898 other accounts with $1.327 billion in total assets under management	None
EARNEST Partners LLC	Paul E. Viera, Jr.	9 registered investment companies with $1.654 billion in total assets under management	10 other pooled investment vehicles with $28 million in total assets under management 1 other pooled investment vehicles with $3 million in total assets under management	257 other accounts with $10.140 billion in total assets under management 9 other accounts with $793 million in total assets under management	None
Pacific Investment Management Company LLC	Chris Dialynas	23 registered investment companies with $5.814 billion in total assets under management	17 other pooled investment vehicles with $7.655 billion in total assets under management	125 Other Accounts with $52.152 billion in total assets under management. 15 Other Accounts with $7.022 billion in total assets under management.	None
Goldman Sachs Asset Management, LP	Robert C. Jones	74 registered investment companies with $28.8 billion in total assets under management	73 Unregistered Pooled Investment Vehicle with $8.2 billion in assets under management. 35 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	778 Other Accounts with $80.2 billion in total assets under management. 91 Other Accounts with $40.4 billion in total assets under management.	None
	Melissa R. Brown, CFA	74 registered investment companies with $28.8 billion in total assets under management	73 Unregistered Pooled Investment Vehicle with $8.2 billion in assets under management. 35 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	778 Other Accounts with $80.2 billion in total assets under management. 91 Other Accounts with $40.4 billion in total assets under management.	None
	Andrew W. Alford, PhD	74 registered investment companies with $28.8 billion in total assets under management	73 Unregistered Pooled Investment Vehicle with $8.2 billion in assets under management. 35 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	778 Other Accounts with $80.2 billion in total assets under management. 91 Other Accounts with $40.4 billion in total assets under management.	None
	Mark Carhart, Phd and CFA	74 registered investment companies with $28.8 billion in total assets under management	73 Unregistered Pooled Investment Vehicle with $8.2 billion in assets under management. 35 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	778 Other Accounts with $80.2 billion in total assets under management. 91 Other Accounts with $40.4 billion in total assets under management.
Hotchkis and Wiley Capital Management LLC	Sheldon Lieberman	13 Registered Mutual Funds with $ 10,136 million in total assets under management. 1 Registered Mutual Funds with $ 1,930 million in total assets under management.	3 Unregistered Pooled Investment Vehicle with $338 million in assets under management. 1 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	122 Other Accounts with $10,154 million in total assets under management. 7 Other Accounts with $639 million in total assets under management.	None

Target Asset Allocation Funds 42

	George Davis	13 Registered Mutual Funds with $ 10,136 million in total assets under management. 1 Registered Mutual Funds with $ 1,930 million in total assets under management.	3 Unregistered Pooled Investment Vehicle with $338 million in assets under management. 1 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	122 Other Accounts with $10,154 million in total assets under management. 7 Other Accounts with $639 million in total assets under management.	None
	David Green	13 Registered Mutual Funds with $ 10,136 million in total assets under management. 1 Registered Mutual Funds with $ 1,930 million in total assets under management.	3 Unregistered Pooled Investment Vehicle with $338 million in assets under management. 1 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	122 Other Accounts with $10,154 million in total assets under management. 7 Other Accounts with $639 million in total assets under management.	None
	Patricia McKenna	13 Registered Mutual Funds with $ 10,136 million in total assets under management. 1 Registered Mutual Funds with $ 1,930 million in total assets under management.	3 Unregistered Pooled Investment Vehicle with $338 million in assets under management. 1 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	122 Other Accounts with $10,154 million in total assets under management. 7 Other Accounts with $639 million in total assets under management.	None
	Stan Majcher	13 Registered Mutual Funds with $ 10,136 million in total assets under management. 1 Registered Mutual Funds with $ 1,930 million in total assets under management.	3 Unregistered Pooled Investment Vehicle with $338 million in assets under management. 1 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	122 Other Accounts with $10,154 million in total assets under management. 7 Other Accounts with $639 million in total assets under management.	None
JP Morgan Asset Management	Raffaele Zingone	8 registered investment companies with $1.702 billion in total assets under management	2 other pooled investment vehicles with $1.095 billion in total assets under management	9 Other Accounts with $6.226 billion in total assets under management. XX Other Accounts with $326.410 million in total assets under management.	None
	Terance Chen	8 registered investment companies with $552.12 million in total assets under management	6 other pooled investment vehicles with $894.59 million in total assets under management	7 Other Accounts with $5.037 billion in total assets under management. XX Other Accounts with $1.905 billion in total assets under management.	None
	Scott Blasdell	4 registered investment companies with $1.175 billion in total assets under management	-	2 Other Accounts with $1.446 billion in total assets under management. XX Other Accounts with $1.240 billion in total assets under management.	None
Marsico Capital Management LLC	Thomas F. Marsico	37 other registered investment companies with total assets (in millions) of $35,527	16 accounts for other pooled investment vehicles with total assets (in millions) of $2,738	164 other accounts with total assets (in millions) of $24,854 1 other accounts with total assets (in millions) of approximately $10,259	None
Vaughan Nelson Investment Management, LP	Chris D. Wallis, CFA	12 registered investment companies with $1.266 billion in total assets under management	7 other pooled investment vehicles with $134 million in total assets under management	201 other accounts with $3.817 billion in total assets under management	None
	Scott Weber	12 registered investment companies with 1.266 billion in total assets under management	5 other pooled investment vehicles with $66 million in total assets under management	143 other accounts with $2.706 billion in total assets under management	None
NFJ Investment Group, LP	Paul Magnuson	17 registered investment companies with $18.564 billion in total assets under management	4 other pooled investment vehicles with $150 million in total assets under management	52 other accounts with $15.472 billion in total assets under management	None

43

Thomas Oliver	9 registered investment companies with $12.180 billion in total assets under management	1 other pooled investment vehicles with $14 million in total assets under management	44 other accounts with $14,364 billion in total assets under management	None
Ben Fischer, CFA	21 registered investment companies with $20.101 billion in total assets under management	5 other pooled investment vehicles with $154 million in total assets under management	56 other accounts with $16.365 billion in total assets under management	None
Jeffrey Partenheimer, CFA and CPA	13 registered investment companies with $11.122 billion in total assets under management	2 other pooled investment vehicles with $14 million in total assets under management	44 other accounts with $13.460 billion in total assets under management	None

Moderate Allocation Fund
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Eagle Asset Management	Bert L. Boksen	12 registered investment companies with $1.259 billion in total assets under management	2 other pooled investment vehicles with $40 million in total assets under management	2898 other accounts with $1.327 billion in total assets under management	None
	Eric Mintz	12 registered investment companies with $1.259 billion in total assets under management	2 other pooled investment vehicles with $40 million in total assets under management	2898 other accounts with $1.327 billion in total assets under management	None
EARNEST Partners, LLC	Paul E. Viera, Jr.	9 registered investment companies with $1.654 billion in total assets under management	10 other pooled investment vehicles with $28 million in total assets under management 1 other pooled investment vehicles with $3 million in total assets under management	257 other accounts with $10.140 billion in total assets under management 9 other accounts with $793 million in total assets under management	None
Pacific Investment Management Company LLC	Chris Dialynas	23 registered investment companies with $5.780 billion in total assets under management	17 other pooled investment vehicles with $7.655 billion in total assets under management	125 Other Accounts with $52.152 billion in total assets under management. 15 Other Accounts with $7.022 billion in total assets under management.	None
Goldman Sachs Asset Management, L.P.	Robert C. Jones	74 registered investment companies with $28.8 billion in total assets under management	73 Unregistered Pooled Investment Vehicle with $8.2 billion in assets under management. 35 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	778 Other Accounts with $80.2 billion in total assets under management. 91 Other Accounts with $40.4 billion in total assets under management.	None
	Melissa R. Brown, CFA	74 registered investment companies with $28.8 billion in total assets under management	73 Unregistered Pooled Investment Vehicle with $8.2 billion in assets under management. 35 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	778 Other Accounts with $80.2 billion in total assets under management. 91 Other Accounts with $40.4 billion in total assets under management.	None
	Andrew W. Alford, PhD	74 registered investment companies with $28.8 billion in total assets under management	73 Unregistered Pooled Investment Vehicle with $8.2 billion in assets under management. 35 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	778 Other Accounts with $80.2 billion in total assets under management. 91 Other Accounts with $40.4 billion in total assets under management.	None

Target Asset Allocation Funds 44

	Mark Carhart, PhD and CFA	74 registered investment companies with $28.8 billion in total assets under management	73 Unregistered Pooled Investment Vehicle with $8.2 billion in assets under management. 35 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	778 Other Accounts with $80.2 billion in total assets under management. 91 Other Accounts with $40.4 billion in total assets under management.
Hotchkis and Wiley Capital Management LLC	Sheldon Lieberman	13 Registered Mutual Funds with $ 10,136 million in total assets under management. 1 Registered Mutual Funds with $ 1,930 million in total assets under management.	3 Unregistered Pooled Investment Vehicle with $338 million in assets under management. 1 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	122 Other Accounts with $10,154 million in total assets under management. 7 Other Accounts with $639 million in total assets under management.	None
	George Davis	13 Registered Mutual Funds with $ 10,136 million in total assets under management. 1 Registered Mutual Funds with $ 1,930 million in total assets under management.	3 Unregistered Pooled Investment Vehicle with $338 million in assets under management. 1 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	122 Other Accounts with $10,154 million in total assets under management. 7 Other Accounts with $639 million in total assets under management.	None
	David Green	13 Registered Mutual Funds with $ 10,136 million in total assets under management. 1 Registered Mutual Funds with $ 1,930 million in total assets under management.	3 Unregistered Pooled Investment Vehicle with $338 million in assets under management. 1 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	122 Other Accounts with $10,154 million in total assets under management. 7 Other Accounts with $639 million in total assets under management.	None
	Patricia McKenna	13 Registered Mutual Funds with $ 10,136 million in total assets under management. 1 Registered Mutual Funds with $ 1,930 million in total assets under management.	3 Unregistered Pooled Investment Vehicle with $338 million in assets under management. 1 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	122 Other Accounts with $10,154 million in total assets under management. 7 Other Accounts with $639 million in total assets under management.	None
	Stan Majcher	13 Registered Mutual Funds with $ 10,136 million in total assets under management. 1 Registered Mutual Funds with $ 1,930 million in total assets under management.	3 Unregistered Pooled Investment Vehicle with $338 million in assets under management. 1 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	122 Other Accounts with $10,154 million in total assets under management. 7 Other Accounts with $639 million in total assets under management.	None
JPMorgan Investment Management, Inc.	Raffaele Zingone	8 registered investment companies with $1.675 billion in total assets under management	2 Unregistered Pooled Investment Vehicle with $1.094 billion in assets under management.	9 Other Accounts with $6.226 billion in total assets under management. XX Other Accounts with $326.410 million in total assets under management.	None
	Terance Chen	8 registered investment companies with $495.210 billion in total assets under management	6 Unregistered Pooled Investment Vehicle with $894.590 million in assets under management.	7 Other Accounts with $5.037 billion in total assets under management. XX Other Accounts with $1.905 billion in total assets under management.	None
	Scott Blasdell	$1,148,340,000 4 registered investment companies with $1.148 billion in total assets under management	-	2 Other Accounts with $1.446 billion in total assets under management. XX Other Accounts with $1.240 billion in total assets under management.	None
Marsico Capital Management, LLC	Thomas F. Marsico	37 other registered investment companies with total assets (in millions) of $35,483	16 accounts for other pooled investment vehicles with total assets (in millions) of $2,738	164 other accounts with total assets (in millions) of $24,854 1 other accounts with total assets (in millions) of approximately $10,259	None

45

Vaughan Nelson Investment Management, LP	Chris D. Wallis, CFA	12 registered investment companies with $1.266 billion in total assets under management	7 other pooled investment vehicles with $134 million in total assets under management	201 other accounts with $3.817 billion in total assets under management	None
	Scott Weber	12 registered investment companies with 1.266 billion in total assets under management	5 other pooled investment vehicles with $66 million in total assets under management	143 other accounts with $2.706 billion in total assets under management	None
NFJ Investment Group L.P.	Paul Magnuson	17 registered investment companies with $18.564 billion in total assets under management	4 other pooled investment vehicles with $150 million in total assets under management	52 other accounts with $15.472 billion in total assets under management	None
	Thomas Oliver	9 registered investment companies with $12.180 billion in total assets under management	1 other pooled investment vehicles with $14 million in total assets under management	44 other accounts with $14,364 billion in total assets under management	None
	Ben Fischer, CFA	21 registered investment companies with $20.101 billion in total assets under management	5 other pooled investment vehicles with $154 million in total assets under management	56 other accounts with $16.365 billion in total assets under management	None
	Jeffrey Partenheimer, CFA and CPA	13 registered investment companies with $11.122 billion in total assets under management	2 other pooled investment vehicles with $14 million in total assets under management	44 other accounts with $13.460 billion in total assets under management	None
LSV Asset Management	Josef Lakonishok	28 Registered Mutual Funds with $7.824 billion in total assets under management.	31 other pooled investment vehicles with $11.740 billion in total assets under management	493 Other Accounts with $42.254 billion in total assets under management. 25 Other Accounts with $3.349 billion in total assets under management.	None
	Menno Vermuelen, CFA	28 Registered Mutual Funds with $7.824 billion in total assets under management.	31 other pooled investment vehicles with $11.740 billion in total assets under management	493 Other Accounts with $42.254 billion in total assets under management. 25 Other Accounts with $3.349 billion in total assets under management.	None
	Puneet Mansharamani, CFA	28 Registered Mutual Funds with $7.824 billion in total assets under management.	31 other pooled investment vehicles with $11.740 billion in total assets under management	493 Other Accounts with $42.254 billion in total assets under management. 25 Other Accounts with $3.349 billion in total assets under management.	None
Thornburg Investment Management, Inc.	William V. Fries, CFA	18 Registered Mutual Funds with $25.263 billion in total assets under management.	14 other pooled investment vehicles with $1.937 billion in total assets under management	13,389 Other Accounts with $11.081 billion in total assets under management. 1 Other Accounts with $86.328 million in total assets under management.	None
	Lei Wang, CFA	10 Registered Mutual Funds with $19.624 billion in total assets under management.	8 other pooled investment vehicles with $809.855 million in total assets under management	9,350 Other Accounts with $8.554 billion in total assets under management. 1 Other Accounts with $86.328 million in total assets under management.	None
	Wendy Trevisani	10 Registered Mutual Funds with $19.624 billion in total assets under management.	8 other pooled investment vehicles with $809.855 million in total assets under management	9,350 Other Accounts with $8.554 billion in total assets under management. 1 Other Accounts with $86.328 million in total assets under management.	None

Growth Allocation Fund
Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities

Target Asset Allocation Funds 46

Eagle Asset Management	Bert L. Boksen	12 registered investment companies with $1.259 billion in total assets under management	2 other pooled investment vehicles with $40 million in total assets under management	2898 other accounts with $1.327 billion in total assets under management	None
	Eric Mintz	12 registered investment companies with $1.259 billion in total assets under management	2 other pooled investment vehicles with $40 million in total assets under management	2898 other accounts with $1.327 billion in total assets under management	None
EARNEST Partners LLC	Paul E. Viera, Jr.	9 registered investment companies with $1.654 billion in total assets under management	10 other pooled investment vehicles with $28 million in total assets under management 1 other pooled investment vehicles with $3 million in total assets under management	257 other accounts with $10.140 billion in total assets under management 9 other accounts with $793 million in total assets under management	None
Goldman Sachs Asset Management, LP	Robert C. Jones	74 registered investment companies with $28.8 billion in total assets under management	73 Unregistered Pooled Investment Vehicle with $8.2 billion in assets under management. 35 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	778 Other Accounts with $80.2 billion in total assets under management. 91 Other Accounts with $40.4 billion in total assets under management.	None
	Melissa R. Brown, CFA	74 registered investment companies with $28.8 billion in total assets under management	73 Unregistered Pooled Investment Vehicle with $8.2 billion in assets under management. 35 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	778 Other Accounts with $80.2 billion in total assets under management. 91 Other Accounts with $40.4 billion in total assets under management.	None
	Andrew W. Alford, PhD	74 registered investment companies with $28.8 billion in total assets under management	73 Unregistered Pooled Investment Vehicle with $8.2 billion in assets under management. 35 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	778 Other Accounts with $80.2 billion in total assets under management. 91 Other Accounts with $40.4 billion in total assets under management.	None
	Mark Carhart, PhD and CFA	74 registered investment companies with $28.8 billion in total assets under management	73 Unregistered Pooled Investment Vehicle with $8.2 billion in assets under management. 35 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	778 Other Accounts with $80.2 billion in total assets under management. 91 Other Accounts with $40.4 billion in total assets under management.	None
Hotchkis and Wiley Capital Management LLC	Sheldon Lieberman	13 Registered Mutual Funds with $ 10,136 million in total assets under management. 1 Registered Mutual Funds with $ 1,930 million in total assets under management.	3 Unregistered Pooled Investment Vehicle with $338 million in assets under management. 1 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	122 Other Accounts with $10,154 million in total assets under management. 7 Other Accounts with $639 million in total assets under management.	None
	George Davis	13 Registered Mutual Funds with $ 10,136 million in total assets under management. 1 Registered Mutual Funds with $ 1,930 million in total assets under management.	3 Unregistered Pooled Investment Vehicle with $338 million in assets under management. 1 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	122 Other Accounts with $10,154 million in total assets under management. 7 Other Accounts with $639 million in total assets under management.	None

47

	David Green	13 Registered Mutual Funds with $ 10,136 million in total assets under management. 1 Registered Mutual Funds with $ 1,930 million in total assets under management.	3 Unregistered Pooled Investment Vehicle with $338 million in assets under management. 1 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	122 Other Accounts with $10,154 million in total assets under management. 7 Other Accounts with $639 million in total assets under management.	None
	Patricia McKenna	13 Registered Mutual Funds with $ 10,136 million in total assets under management. 1 Registered Mutual Funds with $ 1,930 million in total assets under management.	3 Unregistered Pooled Investment Vehicle with $338 million in assets under management. 1 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	122 Other Accounts with $10,154 million in total assets under management. 7 Other Accounts with $639 million in total assets under management.	None
	Stan Majcher	13 Registered Mutual Funds with $ 10,136 million in total assets under management. 1 Registered Mutual Funds with $ 1,930 million in total assets under management.	3 Unregistered Pooled Investment Vehicle with $338 million in assets under management. 1 Unregistered Pooled Investment Vehicle with $134 million in assets under management.	122 Other Accounts with $10,154 million in total assets under management. 7 Other Accounts with $639 million in total assets under management.	None
JP Morgan Asset Management	Raffaele Zingone	8 registered investment companies with $1.674 billion in total assets under management	2 other pooled investment vehicles with $1.095 billion in total assets under management	9 Other Accounts with $6.226 billion in total assets under management. XX Other Accounts with $326.410 million in total assets under management.	None
	Terance Chen	8 $494,070,000 8 registered investment companies with $494.070 million in total assets under management	6 other pooled investment vehicles with $894.590 million in total assets under management	7 Other Accounts with $5.037 billion in total assets under management. XX Other Accounts with $1.905 billion in total assets under management.	None
	Scott Blasdell	4 registered investment companies with $1.147 billion in total assets under management	-	2 Other Accounts with $1.446 billion in total assets under management. 7 Other Accounts with $1.240 billion in total assets under management.	None
Marsico Capital Management LLC	Thomas F. Marsico	37 other registered investment companies with total assets (in millions) of $35,483	16 accounts for other pooled investment vehicles with total assets (in millions) of $2,738	164 other accounts with total assets (in millions) of $24,854 1 other accountswith total assets (in millions) of approximately $10,259	None
Vaughan Nelson Investment Management, LP	Chris D. Wallis, CFA	12 registered investment companies with $1.266 billion in total assets under management	7 other pooled investment vehicles with $134 million in total assets under management	201 other accounts with $3.817 billion in total assets under management	None
	Scott Weber	12 registered investment companies with 1.266 billion in total assets under management	5 other pooled investment vehicles with $66 million in total assets under management	143 other accounts with $2.706 billion in total assets under management	None
NFJ Investment Group, LP	Paul Magnuson	17 registered investment companies with $18.564 billion in total assets under management	4 other pooled investment vehicles with $150 million in total assets under management	52 other accounts with $15.472 billion in total assets under management	None
	Thomas Oliver	9 registered investment companies with $12.180 billion in total assets under management	1 other pooled investment vehicles with $14 million in total assets under management	44 other accounts with $14,364 billion in total assets under management	None
	Ben Fischer, CFA	21 registered investment companies with $20.101 billion in total assets under management	5 other pooled investment vehicles with $154 million in total assets under management	56 other accounts with $16.365 billion in total assets under management	None

Target Asset Allocation Funds 48

	Jeffrey Partenheimer, CFA and CPA	13 registered investment companies with $11.122 billion in total assets under management	2 other pooled investment vehicles with $14 million in total assets under management	44 other accounts with $13.460 billion in total assets under management	None
LSV Asset Management	Josef Lakonishok	28 Registered Mutual Funds with $7.824 billion in total assets under management.	31 other pooled investment vehicles with $11.740 billion in total assets under management	493 Other Accounts with $42.254 billion in total assets under management. 25 Other Accounts with $3.349 billion in total assets under management.	None
	Menno Vermuelen, CFA	28 Registered Mutual Funds with $7.824 billion in total assets under management.	31 other pooled investment vehicles with $11.740 billion in total assets under management	493 Other Accounts with $42.254 billion in total assets under management. 25 Other Accounts with $3.349 billion in total assets under management.	None
	Puneet Mansharamani	28 Registered Mutual Funds with $7.824 billion in total assets under management.	31 other pooled investment vehicles with $11.740 billion in total assets under management	493 Other Accounts with $42.254 billion in total assets under management. 25 Other Accounts with $3.349 billion in total assets under management.	None
Thornburg Investment Management, Inc.	William V. Fries, CFA	18 Registered Mutual Funds with $25.263 billion in total assets under management.	14 other pooled investment vehicles with $1.937 billion in total assets under management	13,389 Other Accounts with $11.081 billion in total assets under management. 1 Other Accounts with $86.328 million in total assets under management.	None
	Wendy Trevisani	10 Registered Mutual Funds with $19.624 billion in total assets under management.	8 other pooled investment vehicles with $809.855 million in total assets under management	9,350 Other Accounts with $8.554 billion in total assets under management. 1 Other Accounts with $86.328 million in total assets under management.	None
	Lei Wang, CFA	10 Registered Mutual Funds with $19.624 billion in total assets under management.	8 other pooled investment vehicles with $809.855 million in total assets under management	9,350 Other Accounts with $8.554 billion in total assets under management. 1 Other Accounts with $86.328 million in total assets under management.	None

Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and methods used to determine, portfoliomanager compensation.Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interestthat may arise between a portfolio manager's management of a Fund's investments and investments in other accounts.

Eagle Asset Management Compensation

Mr. Boksen and Mr. Mintz are paid a base salary that is competitive with other portfolio managers in the industry, based onindustry surveys; Mr. Boksen and Mr. Mintz along with other Portfolio managers participate in a revenue-sharing program thatprovides incentives to build a successful investment program over the long term; Additional deferred compensation plans areprovided to key investment professionals; Mr. Boksen and Mr. Mintz along with all employees receive benefits from Eagle'sparent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan. There is no difference between themethod used to determine Mr. Boksen's and Mr. Mintz's compensation with respect to the Fund and other Funds managed by Mr.Boksen and Mr. Mintz. Mr. Boksen's additional compensation includes receipt of 50% of the net profits generated by the GeneralPartner EB Management I. Mr. Boksen and Mr. Mintz also receive Stock option awards as part of their annual Bonus. These stoc koption awards vest over a three-year period. Mr. Boksen's and Mr. Mintz's compensation is based upon all accounts managedand performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and accountweighted. Mr. Boksen's and Mr. Mintz's benchmarks for evaluation purposes includes LipperFund Index for Mutual Fund performanceand the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer InvestmentConsulting.

49

Conflicts of Interest

Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner to a limited partnershipformed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle AggressiveGrowth Partners Fund I L.P. and Eagle Aggressive Growth Partners Fund II L.P. Eagle also provides administrative and investmentresearch services for the general partner. Certain officers and employees of Eagle have investment interests in the limitedpartnership. On occasion, orders for the securities transactions of the limited partnership may be aggregated with ordersfor Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clientsand the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the sameday. Eagle does not invest assets of clients' accounts in such limited partnership. Officers and employees of Raymond JamesFinancial, Inc .. and its subsidiaries may have investment interest in such investment partnership. Eagle's portfolio managermanages other accounts with investment strategies similar to the Funds. Certain conflicts of interest may arise in connectionwith the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personallyinvest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certainaccounts over others, resulting in other accounts outperforming the Funds. Other potential conflicts include conflicts inthe allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies andprocedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensuresadherence to policies designed to avoid conflicts. Also, as indicated in Eagle's Code of Ethics there are certain proceduresin place to avoid conflicts of inter est when the portfolio manager(s) and other investment personnel of Eagle buy or sellsecurities also owned by, or bought or sold for clients.

EARNEST Partners LLC
Compensation

EARNESTPartners: All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consistof profit sharing and/or deferred compensation. The Company also matches a portion of employees' 401(k) contributions, ifany. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is anothercomponent of compensation for the portfolio managers. The firm is employee-owned.

Conflicts of Interest

EARNESTPartners may be responsible for managing one or more of the Portfolios in addition to other client accounts whichmay include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNESTPartners may manage other client accounts which may have higher fee arrangements than the Portfolio(s) and/or may also haveperformance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interestwhich may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation oftransactions.

EARNESTPartners seeks best execution with respect to all securities transactions and to aggregate and allocate the securitiesto client accounts in a fair and equitable manner. EARNEST Partners has implemented policies and procedures that it believesare reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment committee,and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes tobe fair and equitable.

Goldman Sachs Asset Management, L.P.

Portfolio Managers - Compensation

Quantitative Domestic Equity Portfolio Management Teams Base Salary and Performance Bonus.

TheInvestment Adviser provides compensation packages for its investment professionals, which are comprised of a base salaryand a performance bonus. The year-end performance bonus is a function of each professional's individual performance; his orher contribution to the overall performance of the group; the performance of GSAM; the profitability of Goldman Sachs; andanticipated compensation levels among competitor firms.

Portfoliomanagement teams are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual'scompensation depends on his/her contribution to the team as well as his/her ability to work as a member of the team.

Theportfolio management team's performance measures are aligned with GSAM's goals to:

Target Asset Allocation Funds 50

(1)Exceed benchmark over one-year and three-year periods; (2) Manage portfolios within a defined range around a targetedtracking error; (3) Perform consistently with objectives and client commitments; (4) Achieve top tier rankings and ratings;and (5) Manage all similarly mandated accounts in a consistent manner.

Performance-relatedremuneration for portfolio managers is significantly influenced by the following criteria:(1) Overallportfolio performance and consistency of performance over time; (2) Consistency of performance across accounts with similarprofiles; (3) Compliance with risk budgets; and (4) Communication with other portfolio managers within the research process.In addition, detailed portfolio attribution is critical to the measurement process. The benchmark for the Fund(s) is the Russell1000 Growth Index.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programsfor all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of theirpretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs& Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible toparticipate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock unitsand/or stock options as part of their compensation.

CertainGSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm'ssenior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (whichmay be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

Conflicts of Interest.GSAM's portfolio managers are often responsible for managing one or more of the Portfolios as well as other accounts, includingproprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfoliomanager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangementsthan the Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potentialconflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocationof trades.

GSAMhas a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide bestexecution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timelymanner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts ofinterest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund has adopted policieslimiting the circumstances under which cross-trades may be effected between a fund and another client account. GSAM conductsperiodic reviews of trades for consistency with these policies.

Hotchkis and Wiley Capital Management LLC (HWCM)

Compensation Disclosure

PortfolioManagers of the Portfolio are supported by the full research team of HWCM. Compensation is used to reward, attractand retain high quality investment professionals. An investment professional, such as a Portfolio Manager, has a base salaryand is eligible for an annual bonus. Some Portfolio Managers also are involved in client servicing, marketing and in the generalmanagement of HWCM and are evaluated and compensated based on these functions as well as their investment management activities.

HWCMbelieves consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns.It is the quality of the investment professional's execution of this process rather than the performance of particular securitiesthat is evaluated in determining compensation. Compensation likewise is not tied to performance of the Funds or separate accounts,specific industries within the Funds or separate accounts or to any type of asset or revenue related objective, other thanto the extent that the overall revenues of HWCM attributable to such factors may affect the size of HWCM's overall bonus pool.

Bonusesand salaries for investment professionals are determined by the Chief Executive Officer of HWCM using tools whichmay include, but are not limited to, annual evaluations, compensation surveys, feedback from other employees and advice frommembers of HWCM's Executive Committee and HWCM's Compensation Committee. The amount of the bonus usually is shaped by thetotal amount of HWCM's bonus pool available for the year, which is generally a function of net income, but no investment professionalreceives a bonus that is a pre-determined percentage of net income.

Eachof the Portfolio Managers owns equity in HWCM. HWCM believes that the ownership structure of the firm is a significantfactor in ensuring a motivated and stable employee base.

Description of Material Conflicts of Interest

51

TheFunds are managed by HWCM's investment team ("Investment Team"). The Investment Team also manages institutional accountsand other mutual funds in several different investment strategies. The portfolios within an investment strategy are managedusing a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerationswhich may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, theperformance of portfolios may vary due to these different considerations. The Investment Team may place transactions for oneinvestment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investmentstrategy. HWCM may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. Ifa company is a viable investment for more than one investment strategy, HWCM has adopted policies procedures reasonablydesigned to ensure that all of its clients are treated fairly and equitably.

Differenttypes of accounts and investment strategies may have different fee structures. Additionally, certain accounts payHWCM performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because suchfee arrangements have the potential to create an incentive for HWCM to favor such accounts in making investment decisionsand allocations, HWCM has adopted polices and procedures reasonably designed to ensure that all of its clients are treatedfairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Sinceaccounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently appliedto all accounts in the same investment strategy.

J.P. Morgan Asset Management

1. Potential Conflicts

Thepotential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectivesand strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investmentstrategies and conflicts in the allocation of investment opportunities.

Responsibilityfor managing J.P. Morgan Investment Management Inc. (JP Morgan)'s and its affiliates clients' portfolios isorganized according to investment strategies within asset classes. Generally, client portfolios with similar strategies aremanaged by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlyingsectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approachand philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sectorexposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that receivedwith respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This maycreate a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentiveto favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliatescould be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investmentin Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investmentoptions in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both theaggregation and allocation of securities transactions and allocation of limited investment opportuniti because of marketfactors or investment restric tions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies.Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availabilityand allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliatesmay have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings,in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accountsit manages to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in thatoffering.

Apotential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactionsin a different account, such as when a purchase increases the value of securities previously purchased by another account,or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliatesmanages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliatescould be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the shortsales cause the market value of the securities to fall.

Target Asset Allocation Funds 52

Asan internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securitiespositions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clientsdue to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies maypreclude an account from purchasing particular securities or financial instruments, even if such securities or financial instrumentswould otherwise meet the account's objectives.

Thegoal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan andits affiliates have have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor avariety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan'sCodes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and itsaffiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities amongits clients over time. For example:

Ordersfor the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan'sduty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade willbe allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated amongthe participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accountsthat would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occurwhen thin markets or price volatility require that an aggregated order be completed in multiple executions over several days.If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custodycosts, JP Morgan or its affiliates may exclude small orders until 50% of the total order is complet Then the small orderswill be executed. Follow ing this procedure, small orders will lag in the early execution of the order, but will be completedbefore completion of the total order.

Purchasesof money market instruments and fixed income securities cannot always be allocated pro rata across the accountswith the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potentialunfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predeterminedcriteria for the selection of investments and a disciplined process for allocating securities with similar duration, creditquality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation willoccur over time.

2. Portfolio Manager Compensation

J.P.Morgan Investment Management Inc. (JP Morgan)'s Portfolio managers participate in a competitive compensation programthat is designed to attract and retain outstanding people and closely link the performance of investment professionals toclient investment objectives. The total compensation program includes a base salary fixed from year to year and a variableperformance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation.These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Eachportfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregatesize and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to clientgoals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' riskand return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatoryrequirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds'pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund'sprospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investmentperformance is generally more heavily weighted to the long term.

Awardsof restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of aportfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awardedin restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead besubject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferredamounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutualfunds.

LSV Asset Management

Portfolio Manager Compensation

LSVPortfolio Managers receive a base salary and bonus which is a function of overall firm profitability. In addition, eachportfolio manager is a partner and receives a portion of the firm's net income.

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Potential Conflicts

LSV'smanagement of other accounts could give rise to potential conflicts of interest in connection with their managementof the Funds' investments on the one hand, and the investments of the other accounts on the other.The other accounts mayhave the same investment objective as the Funds.Therefore a potential conflict of interest may arise whereby LSV might beincented to favor one account over another.It is also possible that a potential conflict of interest may arise because LSVmanages an account with a performance-based management fee in addition to the Funds and other accounts without a performance-basedfee.LSV has in place means to establish that investment opportunities are fairly and equitably allocated.

Marsico Capital Management, LLC

Portfolio Manager Compensation

Thecompensation package for portfolio managers of MCM is structured as a combination of base salary (reevaluated at leastannually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitabilityfor the period, and (2) individual achievement and contribution. Portfolio manager compensation takes into account, amongother factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services.In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performanceof particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individualefforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentivearrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participatein other MCM benefits to t he same extent and on the same basis as other Marsico Capital employees. Portfolio manager compensationcomes solely from MCM. In addition, MCM's portfolio managers typically are offered equity interests in Marsico ManagementEquity, LLC, which indirectly owns MCM, and may receive distributions on those equity interests.

Asa general matter, MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks.Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevantbenchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmarkperformance may at times reveal more about market sentiment than about a portfolio manager's abilities. To encourage a long-termhorizon for managing portfolios, MCM evaluates a portfolio manager's performance over periods longer than the immediate compensationperiod, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategiesand other measurements. Other factors that may also be significant in determining portfolio manager compensation include,without limitation, the effectiveness of the manager's leadership within MCM's investm team, contributions to MCM's overallperforman ce, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

Material Conflicts
As a general matter, MCM faces the same need to balance the interests of different clients that any investment adviser withmultiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investmentobjectives, policies, practices and other relevant investment considerations that the managers believe are applicable to thatportfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio,or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in oneportfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securitiesfrom one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline.

Theneed to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. MCM oftenaggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM'sPortfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account,MCM seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOsand other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with thesame or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairlydisadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multipleaccounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of tradesin a manner that w ould be more beneficial to one account than another. MCM's compliance department monitors transactions madeon behalf of multiple clients to seek to ensure adherence to its policies.

MCMhas adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may ariseas a

Target Asset Allocation Funds 54

result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliancewith primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

NFJ Investment Group, LP
Compensation
NFJ believes that its compensation programs are competitively positioned to attract and retain high-caliber investment professionals.As described below, compensation includes a base salary and a variable bonus opportunity or profit sharing participation andmay also include participation in other incentive compensation programs. In addition, a full employee benefit package is offered.

Base Salary. Each portfolio manager/analyst is paid a base salary. In setting the base salary, NFJ's intention is to be competitive inlight of the particular portfolio manager/analyst's experience and responsibilities. Management of the firm evaluates competitivemarket compensation by reviewing compensation survey results of the investment industry conducted by an independent thirdparty.

Annual Bonus or Profit Sharing. Portfolio managers who are Managing Directors of NFJ participate in NFJ's Non-Qualified Profit Sharing Plan. Other portfoliomanagers/analysts are eligible to receive an an nual bonus which is tied to such portfolio manager/analyst's successful jobperformance.

Other Incentive Programs. Portfolio managers/analysts may be eligible to participate in a non-qualified deferred compensation plan, which allows participatingemployees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers/analysts mayalso, from time to time, be granted specific deferred incentive awards. Portfolio managers/analysts who are not Managing Directorsare also eligible to participate in the firm's Long Term Cash Bonus Plan. Each of the Managing Directors have also been awardedAllianz SE Restricted Stock Units which reflect changes in the value of Allianz SE stock. Grants of deferred incentive, LongTerm Cash Bonus awards and Allianz SE Restricted Stock Units all vest over a period of time which NFJ believes helps alignemployee and firm interests.

Conflicts of Interest

Beingan investment manager with multiple clients, there could be the potential conflict of interest while managing both theFunds and other accounts at the same time. Listed below are potential conflicts that an investment professional could face.NFJ has implemented compliance policies and procedures to attempt to address these potential issues.There is the potentialconflict that a more attractive investment could be allocated to a higher fee paying account. A conflict could also ariseif a disproportionate share amount of a security that is likely to increase in value is allocated to a favored account. NFJhas established allocation procedures to address fair and equitable allocation of all trades.

Pacific Investment Management Company LLC

Conflicts of Interest
From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investmentsof a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investmentobjectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securitiesthat are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectivesor strategies than the Funds.

Knowledgeand Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-daymanagement of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possiblemarket impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to theadvantage of other accounts they manage and to the possible detriment of a Fund.

InvestmentOpportunities. A potential conflict of interest may arise as a result of the portfolio manager's management ofa number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fundand other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund andthe other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fundand another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities ona fair and equitable basis over time.

UnderPIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individualaccount investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to

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complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-sidemanagement of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

PerformanceFees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirelyor partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in thatthe portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be themost profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonablydesigned to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis overtime.

Portfolio Manager Compensation
PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, thatis designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's missionstatement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards,work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists ofa base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receivecompensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensationthrough PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan throughwhich PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specifiedcompensation level, which is a level that would include portfolio managers.

Salaryand Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise andmay be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly morethan their base salary, upon attaining certain performance objectives based on predetermined measures of group or departmentsuccess. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfoliomanager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decisionprocess.

Inaddition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be consideredwhen determining the bonus for portfolio managers:

•3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicablebenchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peergroups;

•Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approachto the generation of alpha;

•Amount and nature of assets managed by the portfolio manager;

•Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategymeetings, Investment Committee meetings, and on a day-to-day basis;

•Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager; • Contributions toasset retention, gathering and client satisfaction;

•Contributions to mentoring, coaching and/or supervising; and

•Personal growth and skills added.

Aportfolio manager's compensation is not based directly on the performance of any Fund or any other account managed by thatportfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

RetentionBonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the BonusFactors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice Presidentof PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investmentprofessionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("CashBonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company,Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participantsis based upon

Target Asset Allocation Funds 56

Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon theBonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

ProfitSharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation froma non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directorsreceive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contributionto the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profitsharing plan.

AllianzTransaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO wasacquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz"). In connection with the transaction, Mr.Grossreceived a grant of restricted stock of Allianz, the last of which vested on May5, 2005.

Fromtime to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (includingExecutive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the ClassB Units are immediately exchanged for ClassA Units of PIMCO Partners, LLC, a California limited liability company that holdsa minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The ClassAUnits of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO CompensationCommittee determines which Managing Directors and executive management may purchase Class B Units and the number of ClassB Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. Thebase compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable tothe notes given by the Managing Director or member of executive management.

Portfoliomanagers who are Managing Directors also have long-term employment contracts, which guarantee severance paymentsin the event of involuntary termination of a Managing Director's employment with PIMCO.

Securities Ownership
The respective portfolio managers were not a beneficial owner of shares of a Fund that he managed as of 12/31/07.

Prudential Investments LLC

Compensation

Prudentialprovides compensation opportunities to eligible employees to motivate and reward the achievement of outstandingresults by providing market-based programs that:
• Attract and reward highly qualified employees
• Align with critical business goals and objectives
• Link to the performance results relevant to the business segment and Prudential
• Retain top performers
• Pay for results and differentiate levels of performance
• Foster behaviors and contributions that promote Prudential's success

The components of compensation for a Vice President in Prudential Investments consists of base salary, annual incentive compensationand long term incentive compensation.

Base Pay Overview:
The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary).The grades reflect pay patterns in the market. Each job in the plan – from CEO through an entry-level job – is i ncluded inone of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, CorporateCompensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessaryto maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum andmaximums) will be effective on the plan's effective date for base pay increases.

Annual Incentive Compensation Overview:
The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the resultsof their division or profit center. Results are reviewed and incentive payments are made as early as practicable after theclose of the plan year. Incentive payments are awarded based on organizational performance – which determines the availabledollar amounts – and individual performance. Individual performance will be evaluated on the basis of contributions relativeto oth ers in the organization. Incentive payments are granted from a budgeted amount of money that is made available by theCompany. Initial budgets are

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developed by determining the competitive market rates for incentives as compared to our comparator companies.

Each organization's budget pool may be increased or decreased based on organizational performance. Organizational performanceis determined by a review of performance relative to our comparator group, as well as key measures indicated in our businessplan, such as Return on Required Equity (RORE), earnings and revenue growth.

Long Term Incentive Compensation Overview:
In addition, executives at the Vice President level and above are eligible to participate in a long term incentive programto provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stockoptions. The stock options vest 1/3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.

Conflicts of Interest

PI follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and informationbarriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies,among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actualconflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance,disclosure or mitigation of each and every situation in which a conflict may arise.

Thornburg Investment Management, Inc.
Compensation

Thecompensation of the portfolio manager includes an annual salary annual bonus, and company-wide profit sharing. The portfoliomanager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximatelyannually for comparability with salaries of other portfolio managers in the industry, using survey data obtained form compensationconsultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limitedto, the following: revenues available to pay compensation of the portfolio manager, including the Fund; multiple year historicaltotal return of accounts managed by the portfolio manager, including the Fund, relative to market performance and similarfunds; single year historical total return of accounts managed by the portfolio manager, including the Fund, relative to marketperformance and similar funds; the degree of sensitivity of the portfolio manager potential tax liabilities created foraccount h olders in generating return, relative to overall return. There is no material difference in the method used to calculatethe portfolio manager's compensation with respect to the Fund and other account managed by the portfolio manager, except thatcertain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent thatthe portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager,such benefits accrue from the overall financial performance of the investment manager.

Conflicts of Interest

Mostinvestment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, privateaccounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, thereis a possibility that conflicts of interest could arise between the portfolio manager's management of the fund's investmentsand the manager's management of other accounts. These conflicts could include:

  Allocating a favorable investment opportunity to one account but not another.

  Directing one account to buy a security before purchases through other accounts increase the price of the security in the market place.

  Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

  Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thefund's investment manager, Thornburg Investment Management, Inc. ("Thornburg") has informed the fund that it has consideredthe likelihood that any material conflicts of interest could arise between the portfolio manager's management of the fund'sinvestments and the portfolio manager's management of other accounts. Thornburg has also informed the fund that it has notidentified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identifyand resolve any such conflict if it did arise.

Target Asset Allocation Funds 58

Vaughan Nelson Investment Management, LP
Compensation of portfolio management professionals includes a fixed base salary, variable bonus and a contribution to thefirm's retirement plan.The variable bonus component, as a whole for all portfolio management professionals, is based upona percentage of the firm's operating profit, as defined.Each portfolio management professional's participation in the variablebonus pool is based primarily upon the performance of the strategy managed, as represented by a composite of all accountsqualifying for such composite relative to the Russell Universe peer group.In order to align compensation with the investmentobjectives of our clients, the evaluation methodology utilizes the three year performance period as the primary weighting,the five year performance period as the secondary weighting and a qualitative assessment of the quality of client serviceprovided as a tertiary weighting.The contribution to the firm's retirement plan is based on a percentage (at the discretionof the Vaughan Nelson Board) of total cash compensation (subject to IRS limits) and such percentage is the same for all firmpersonnel.Key employees, at the discretion of the Compensation Committee, are eligible to participate within Natixis GlobalAsset Management's long-term incentive program.Compensation at Vaughan Nelson is determined by the Compensation Committeeat the recommendation of the Chief Executive Officer.

Thereis no distinction for purposes of compensation between the Funds and any other accounts managed.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day responsibilities with respectto more than one investment account. Portfolio managers who manage other investment accounts in addition to a portion of theStrategic Partners Style Specific Fund may be presented with the following potential conflicts: 1) a conflict between theinvestment strategy of the Strategic Partners Style Specific portfolio and the other strategies and accounts managed by theportfolio manager with regard to the allocation of limited investment opportunities that may be appropriate for more thanone investment strategy; 2) a conflict in the allocation of investment opportunities amongst accounts within the strategyemployed by the Strategic Partners Style Specific portfolio. Vaughan Nelson maintains policies and procedures in place thataddress these potential conflict of interest issue s to aid in assuring that investment opportunities are allocated fairlyand equitably amongst all client accounts.

OTHER SERVICE PROVIDERS

Custodian. PFPC Trust Company (PFPC), 103 Bellevue Parkway, Wilmington, Delaware 19809 serves as Custodian for the Funds' portfoliosecurities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreementwith the Funds. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent.Prudential Mutual Fund Services (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves asthe transfer and dividend disbursing agent of each Fund.PMFS is an affiliate of PI.PMFS provides customary transfer agencyservices to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, themaintenance of shareholder account records, the payment of dividends and distributions, and related functions.For theseservices, PMFS receives compensation from the funds and is reimbursed for its sub-transfer agent expenses which include anannual fee and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communicationexpenses and other costs.

TheFunds' Board appointed PNC Global Investment Servicing (U.S.) Inc. as sub-transfer agent to the Funds. PMFS has contractedwith PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrativefunctions to the Transfer Agent. PMFS will compensate PNC Global Investment Servicing (U.S.) Inc. for such services.

Forthe most recently completed fiscal year, each Fund incurred the following fees for services provided by PMFS:

Fees Paid to PMFS
Fund Name	Amount
Conservative Allocation Fund	$73,710
Moderate Allocation Fund	$215,100
Growth Allocation Fund	$249,000

Independent Registered Public Accounting Firm.KPMG LLP, 345 Park Avenue, New York, New York 10154, served as the independent registered public accounting firm for eachof the five fiscal years ended July 31 and in that capacity will audit the annual financial statements for the next fiscalyear.

DISTRIBUTION OF FUND SHARES

Distributor. Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, NewJersey 07102-4077, acts as the distributor of the shares of the Funds. The Distributor is a subsidiary of Prudential.

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Pursuantto separate Distribution and Service Plans (the Class A Plan, the Class B Plan, the Class C Plan, the Class M Plan,the Class X Plan and the Class R Plan, collectively, the Plans) adopted by the Funds pursuant to Rule 12b-1 under the 1940Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing each Fund'sClass A, Class B, Class C, Class M, Class X, and Class R shares. The Distributor also incurs the expenses of distributingthe Funds' Class Z shares under the Distribution Agreement, none of which are reimbursed or paid for by the Funds.

Theexpenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers orfinancial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printingand mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the saleof Fund shares, including lease, utility, communications and sales promotion expenses.

Underthe Plans, each Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for itsdistribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceedits distribution and service fees, a Fund will not be obligated to pay any additional expenses. If the Distributor's expensesare less than such distribution and service fees, it will retain its full fees and realize a profit.

Thedistribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in considerationfor the distribution, marketing, administrative and other services and activities provided by brokers with respect to thepromotion of the sale of Fund shares and the maintenance of related shareholder accounts.

Distributionexpenses attributable to the sale of Class A, Class B, Class C, Class M, Class X and Class R shares of a Fundare allocated to each such class based upon the ratio of sales of each such class to the combined sales of Class A, ClassB, Class C, Class M, Class X and Class R shares of a Fund, other than expenses allocable to a particular class. The distributionfee and sales charge of one class will not be used to subsidize the sale of another class.

EachPlan continues in effect from year to year, provided that each such continuance is approved at least annually by a voteof the Board, including a majority vote of the Directors who are not interested persons of the Fund and who have no director indirect financial interest in any of the Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), castin person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, withoutpenalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstandingshares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plansmay not be amended to increase materially the amounts to be spent for the services described therein without approval by theshareholders of the applicable class, and all material amendments are required to be approved by th Board in the manner describedabove. Each Plan w ill automatically terminate in the event of its assignment. A Fund will not be contractually obligated topay expenses incurred under any Plan if it is terminated or not continued.

Pursuantto each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred onbehalf of each class of shares of a Fund by the Distributor. The report will include an itemization of the distribution expensesand the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination ofRule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

Pursuantto the Distribution Agreement, each Fund has agreed to indemnify the Distributor to the extent permitted by applicablelaw against certain liabilities under federal securities laws.

Inaddition to distribution and service fees paid by the Fund under the Plans, the Manager (or one of its affiliates) maymake payments out of its own resources to dealers and other persons which distribute shares of a Fund. Such payments may becalculated by reference to the net asset value of shares sold by such persons or otherwise.

Class A Sales Charge and Distribution Expense Information. Under the Class A Plan, a Fund may pay the Distributor for its distribution-related activities with respect to Class A sharesat an annual rate of .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenanceof shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed.30 of 1% of the average daily net assets of the Class A shares.The Prospectus discusses any contractual or voluntary feewaivers that may be in effect.

Forthe most recently

Target Asset Allocation Funds 60

completed fiscal year, the Distributor received payments under the Class A Plan.These amounts were expended primarily forpayments of account servicing fees to financial advisers and other persons who sell Class A sharesFor the most recentlycompleted fiscal year, the Distributor also receivedinitial sales charges attributable to Class A shares.The amounts receivedby the Distributor are detailed in the table below.

Class B and Class C Sales Charge and Distribution Expense Information. Under the Class B and Class C Plans, a Fund may pay the Distributor for its distribution-related activities with respectto Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares.The Class B and Class C Plans provide that (1) .25 of 1% of the average daily net assets of the shares may be paid as a servicefee and (2) .75 of 1% (not including the service fee) of the average daily net assets of the shares (asset based sales charge)may be paid for distribution-related expenses with respect to the Class B shares. The service fee (.25 of 1% of average dailynet assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receivescontingent deferred sales charges from certain redeeming shareholders.

Forthe most recently completed fiscal year, the Distributor received payments under the Class B and C Plans. These amountswere expended primarily for payments of account servicing fees to financial advisers and other persons who sell Class B andC shares.For the most recently completed fiscal year, the Distributor also received the proceeds of contingent deferredsales charges paid by shareholders upon certain redemptions of Class B and Class C shares. The amounts received by the Distributorare detailed in the table below.

Class M, Class X and Class R Sales Charge and Distribution Expense Information. Under the Class M and Class X Plans, the Funds pay the Distributor for its distribution-related expenses with respect tothese shares at an annual rate of up to 1% of the average daily net assets of each of the applicable shares. The Class M andClass X Plans provide that (1) up to .25% of the average daily net assets of the Class M and Class X shares, respectively,may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distributionfees (including the service fee of .25%) may not exceed 1.00% of the average daily net assets of the Class M and Class X shares,respectively. The amounts received by the Distributor are detailed in the table below.

Under the Class R Plan, each Fund may pay the Distributor for its distribution-related expenses with respect to Class R sharesat an annual rate of up to .75 of 1% of the average daily net assets of Class R shares ..The Class R Plan provides that (1)up to .25 of 1% of the average daily net assets of the Class R shares may be used as a service fee and (2) total distributionfees (including the service fee of .25 of 1%) may not exceed .75 of 1% of the average daily net assets of the Class R shares.The Prospectus discusses any contractual or voluntary fee waivers that may be in effect.The amounts received by the distributorfrom the Fund(s) and the amounts spent by the Distributor in each case for the most recent fiscal year are set forth in thetable below.

Payments Received by the Distributor
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Class A Distribution and service (12b-1) fees	$164,613	$423,080	$339,006
Class A Initial Sales Charges	157,800	286,300	263,500
Class A Contingent Deferred Sales Charges (CDSC's)	100	100	200
Class B Distribution and service (12b-1) fees	703,807	1,395,832	786,382
Class B Contingent Deferred Sales Charges (CDSC's)	92,200	191,500	121,300
Class C Distribution and service (12b-1) fees	320,831	1,194,950	970,025
Class C Contingent Deferred Sales Charges (CDSC's)	3,400	8,300	15,200
Class M Distribution and service (12b-1) fees	23,586	67,499	80,328
Class M Contingent Deferred Sales Charges (CDSC's)	16,600	14,600	15,600
Class R Distribution and service (12b-1) fees	23,948	16,800	1,694
Class X Distribution and service (12b-1) fees	19,573	49,261	44,423
Class X Contingent Deferred Sales Charges (CDSC's)	4,800	4,300	2,500

Amounts Spent by Distributor
Fund	Share Class	Printing & Mailing Prospectuses to Other than Current Shareholders	Compensation to Broker/Dealers for Commissions to Representatives and Other Expenses	Overhead Costs	Total Amount Spent by Distributor
Conservative Allocation Fund
	Class A	—	$166,416	$26,728	$193,144
	Class B	$1,705	244,315	27,882	273,902
	Class C	736	305,802	12,809	319,347
	Class M	—	1,554	4,342	5,896
	Class R	22	21,371	1,961	23,354
	Class X	—	3,250	2,858	6,108
Moderate Allocation Fund
	Class A	—	$409,500	$81,400	$490,900
	Class B	$1,300	577,700	55,400	634,400
	Class C	1,100	1,127,000	47,200	1,175,300
	Class M	—	7,100	10,400	17,500
	Class X	—	15,900	1,300	17,200
	Class R	—	6,500	6,500	13,000
Growth Allocation Fund
	Class A	—	$343,676	$53,946	$397,622
	Class B	$1,052	394,383	31,075	426,510
	Class C	1,293	894,242	37,800	933,335
	Class M	—	6,566	13,514	20,080
	Class X	—	5,935	5,169	11,104
	Class R	1	1,704	135	1,804

Fee Waivers and Subsidies. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expensesof the Fund(s).Fee waivers and subsidies will increase a Fund's total return.

Payments to Financial Services Firms. As described in the Prospectus, the Manager, Distributor or their affiliates have entered into revenue sharing or othersimilar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangementsare intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing supportactivities in connection with the sale of Fund shares.

Thelist below includes the names of the firms (or their affiliated broker/dealers) that received from the Distributor revenuesharing payments of more than $10,000 in calendar year 2007 for marketing and product support of the Fund and other JennisonDrydenand/or Strategic Partners funds as described above.

ACSHR Solutions (formerly Mellon HR Solutions)
Alerus Retirement Solutions (formerly Acclaim Benefits-Retirement Services, Stanton Group)
Associated Securities Corp.
BISYS Retirement Services, Inc.
Citigroup Global Markets, Inc. (Smith Barney)
CitiStreet LLC
ExpertPlan, Inc.
Fidelity Investments Institutional Operations Company, Inc. (Fidelity Management Trust Co.)
FINANCIAL NETWORK INVESTMENT CORPORATION
GWFS Equities, Inc.
ING FINANCIAL PARTNERS, INC
J.P. Morgan Retirement Plan Services
John Hancock Life Insurance Company (formerly The Manufacturers Life Insurance Company U.S.A.)
Linsco/Private Ledger Corp. (LPL Financial Services)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Mid Atlantic Capital Corp. (SunGard Institutional Brokerage Inc.)
Morgan Stanley DW Inc.
MSCS Financial Services LLC
MULTI-FINANCIAL SECURITIES CORPORATION
Mutual Services Corp.
Nationwide Financial Services, Inc.
Newport Retirement Plan Services, Inc. (formerly C eridian Retirement Plan Services)
NYLIFE Distributors LLC
PRIMEVEST FINANCIAL SERVICES INC.
Princeton Retirement Group, Inc.
Principal Life Insurance Company
Pruco Securities LLC
Raymond James Financial Services, Inc.
T. Rowe Price Retirement Plan Services, Inc.
The Vanguard Group, Inc.

61

TruSource, a division of Union Bank of California NA
UBS Financial Services, Inc.
Wachovia Bank, N.A.
Wachovia Securities LLC

COMPUTATION OF OFFERING PRICE PER SHARE

Usingthe net asset value of each Fund at July 31, 2008, the offering prices of the Funds' shares are as follows:

Offering Price Per Share
	Conservative Allocation Fund	Moderate Allocation Fund	Growth Allocation Fund
Class A
NAV and redemption price per Class A share	$9.84	$10.72	$11.52
Maximum initial sales charge	.57	.62	.67
Maximum offering price to public	$10.41	$11.34	$12.19
Class B
NAV, offering price and redemption price per Class B share	$9.82	$10.66	$10.68
Class C
NAV, offering price and redemption price per Class C share	$9.82	$10.66	$10.68
Class M
NAV, offering price and redemption price per Class M share	$9.82	$10.64	$10.70
Class R
NAV, offering price and redemption price per Class R share	$9.85	$10.73	$11.44
Class X
NAV, offering price and redemption price per Class X share	$9.82	$10.66	$10.68
Class Z
NAV, offering price and redemption price per Class Z share	$9.85	$10.74	$11.81

PORTFOLIO TRANSACTIONS & BROKERAGE

EachFund has adopted a policy pursuant to which the Fund and its Manager, Subadviser(s) and principal underwriter are prohibitedfrom directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactionsto that broker. Each Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy.The policy permits a Fund, the Manager and the Subadviser(s) to use selling brokers to execute transactions in portfolio securitiesso long as the selection of such selling brokers is the result of a decision that executing such transactions is in the bestinterest of a Fund and is not influenced by considerations about the sale of Fund shares.

TheManager is responsible for decisions to buy and sell securities, futures contracts and options on such securities andfutures for each Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and thenegotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokeragecommissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchaseand sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed.For purposes of this section, the term "Manager" includes the Subadviser. Orders may be directed to any broker or futurescommission merchant including, to the extent and in the manner permitted by applicable laws, Wachovia Securities and its affiliates,Prudential Equity Group LLC ("Prudential Equity") and its affiliates or one of the investmen adviser's affiliates (an affiliatedbroker). Bro kerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiationbetween the Manager and the broker or futures commission merchant.

Inthe over-the-counter market (OTC), securities are generally traded on a "net" basis with dealers acting as principal fortheir own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.In underwrittenofferings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter,generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S.Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.Each Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal exceptin accordance with the rules of the Commission. Thus, it will not deal in the OTC market with Wachovia Securities or PrudentialEquity acting as market maker, and it will not execute a negotiated trade with an affiliated brok if execution involvesWachovia Securities or Pr udential Equity acting as principal with respect to any part of the Fund's order.

Target Asset Allocation Funds 62

Inplacing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possiblecombination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commissionthat provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Managermay consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge ofnegotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction;the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particulartransaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of researchand research-related services provided through such firms; the Manager's knowledge of th financial stability of the firms;the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that wouldbe contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of thatwhich another firm might have charged for effecting the same transaction.

Whenthe Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken intoconsideration are whether that firm has furnished research and research-related products and/or services, such as researchreports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research-orientedcomputer software and services, reports concerning the performance of accounts, valuations of securities, investment-relatedperiodicals, investment seminars and other economic services and consultations. Such services are used in connection withsome or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactionsfor one investment account, may be used in managing other accounts, and not all of these services may be used in connectionwith the Fund. The Manager maintains an internal allocation procedure to identify those firms who have provided it with researchand resea rch-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissionsto them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and itsother clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of thetype of service provided and the price and execution of the related portfolio transactions.

Whenthe Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, includingPrudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorableprice or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as theexpenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistentwith its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewedperiodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or sellingsyndicate of which Wachovia Securities or any affiliate, during the existence of the syndicate, is a principal underwriter(as defined in the 1940 Act), except in accordance with rules of the Commission. This limitati in the opinion of the Fund,will not significa ntly affect the Fund's ability to pursue its present investment objective. However, in the future in othercircumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectivesbut not subject to such limitations.

Subjectto the above considerations, Wachovia Securities and Prudential Equity may act as a broker or futures commission merchantfor the Fund. In order for an affiliate of the investment adviser or Wachovia Securities (or an affiliate) to effect any portfoliotransactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonableand fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactionsinvolving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable periodof time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expectedto be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund,including a majority of the Independent Directors, have adopted procedures which are reasonably designed to provide that anycommissions, fe es or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoingstandard. In accordance with Section 11(a) of the Exchange Act, Wachovia Securities and Prudential Equity may not retain compensationfor effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retentionof such compensation. Wachovia Securities must furnish to the Fund at least annually a statement setting forth the total amountof all compensation retained by Wachovia Securities and Prudential Equity from transactions effected for the Fund during theapplicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may beimposed upon Wachovia Securities and Prudential Equity by applicable law.Transactions in options by the Fund will be subjectto limitations established by each of the exchanges governing the maximum number of options which may be written or held bya single investor or group of inves tors acting in concert, regardless of whether the options are written or held on the sameor different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number ofoptions which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisoryclients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it mayimpose certain other sanctions.

63

Thetable(s) below sets forth information concerning thepayment of commissions by the Fund, including the amount of suchcommissions paid to Wachovia Securities (or any affiliate) or Prudential Equity (or any affiliate) for the indicated fiscalperiods:

Conservative Allocation Fund
	2008	2007	2006
Total brokerage commissions paid by the Fund	$124,205	$74,869	$92,850
Total brokerage commissions paid to affiliated brokers	—	$306	$1,864
Percentage of total brokerage commissions paid to affiliated brokers	0.00%	0.41%	2.01%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0.00%	0.49%	0.05%

Moderate Allocation Fund
	2008	2007	2006
Total brokerage commissions paid by the Fund	$325,121	$264,618	$296,779
Total brokerage commissions paid to affiliated brokers	—	1,004	$5,529
Percentage of total brokerage commissions paid to affiliated brokers	0.00%	0.38%	1.86%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0.00%	0.43%	0.05%

Growth Allocation Fund
	2008	2007	2006
Total brokerage commissions paid by the Fund	$277,175	$281,745	$291,863
Total brokerage commissions paid to affiliated brokers	$0	$1,156	$5,018
Percentage of total brokerage commissions paid to affiliated brokers	0.00%	0.41%	1.72%
Percentage of the aggregate dollar amount of portfolio transactions involving the payment of commissions to affiliated brokers	0.00%	0.46%	0.05%

TheFund(s) is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1of the 1940 Act) and their parents as of the most recently completed fiscal period.As of the most recently completed fiscalyear, the Fund(s) held the following securities of its regular brokers and dealers.

Broker-Dealer Securities Holdings ($) (as of most recently completed fiscal year)
Fund Name	Broker/Dealer Name	Equity (E) or Debt (D)	Amount
Conservative Allocation Fund
	Goldman Sachs Group, Inc.	D	$928
	Banc of America Corp.	D	8,062
	Lehman Brothers Holdings, Inc.	D	843
	Morgan Stanley	D	1,485
	Bear Stearns & Co., Inc.	D	1,179
	Deutsche Bank AG	D	1,963
	Credit Suisse	D	1,458
	Merrill Lynch & Co., Inc.	D	1,135
	Barclays Bank PLC	D	3,471
	Citigroup, Inc.	D	5,406
	Banc of America Corp.	E	1,744
	Goldman Sachs Group, Inc.	E	881
	Lehman Brothers Holdings, Inc.	E	26
	JPMorgan Chase Bank NA	E	439
	Morgan Stanley	E	280
	Investment Technology Group, Inc.	E	21

Target Asset Allocation Funds 64

	Merrill Lynch & Co., Inc.	E	63
	Citigroup, Inc.	E	420

Moderate Allocation Fund
	Banc of America Corp.	D	$9,515
	Goldman Sachs Group, Inc.	D	795
	JPMorgan Chase Bank NA	D	2,622
	Morgan Stanley	D	1,824
	Bear Stearns & Co., Inc.	D	493
	Barclays Bank PLC	D	1,352
	Credit Suisse	D	2,042
	Deutsche Bank AG	D	100
	Lehman Brothers Holdings, Inc.	D	469
	Merrill Lynch & Co., Inc.	D	2,621
	Citigroup, Inc.	D	4,785
	Banc of America Corp.	E	5,337
	Goldman Sachs Group, Inc.	E	2,792
	Lehman Brothers Holdings, Inc.	E	89
	JPMorgan Chase & Co.	E	1,406
	Morgan Stanley	E	979
	Credit Suisse Group	E	255
	Barclays PLC	E	124
	Deutsche Bank Securities, Inc.	E	286
	Merrill Lynch & Co., Inc.	E	195
	Citigroup, Inc.	E	1,318
Growth Allocation Fund	Banc of America Corp.	E	$5,124
	Goldman Sachs Group, Inc.	E	2,834
	Lehman Brothers Holdings, Inc.	E	100
	Morgan Stanley	E	912
	Credit Suisse Group	E	345
	Barclays PLC	E	187
	Deutsche Bank Securities, Inc.	E	296
	Merrill Lynch & Co., Inc.	E	200
	Investment Technology Group, Inc.	E	54

ADDITIONAL INFORMATION

Fund History.Target Asset Allocation Funds (the "Trust") was organized as a Delaware statutory trust on July 29, 1998 under the name"Prudential Diversified Funds." On September 4, 2001, the Trust amended its Certificate of Trust, changing its name to "StrategicPartners Asset Allocation Funds." On September 29, 2006, the Trust further amended its Certificate of Trust, changing itsname to "Target Asset Allocation Funds."

65

Description of Shares and Organization.The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value per share, dividedinto three series (the Funds). Each Fund is divided into seven classes, designated Class A, Class B, Class C, Class M, ClassR, Class X and Class Z shares. Each class of shares represents an interest in the same assets of the Fund and is identicalin all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (exceptfor Class Z shares, which are not subject to any sales charges or distribution and/or service fees), which may affect performance,(2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangementand has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from theinterests of any other class, (3) each class has a different exchange privilege, (4) Class B, C lass M and Class X shares havea conversion feature and (5) Class R and Class Z shares are offered exclusively for sale to a limited group of investors.In accordance with the Trust's Agreement and Declaration of Trust, the Trustees may authorize the creation of additional seriesand classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trusteesmay determine. The voting rights of the shareholders of a series or class can be modified only by the vote of shareholdersof that series or class.

Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder.Shares are also redeemable at the option of the Trust under certain circumstances. Each share of each class is equal as toearnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares,which are not subject to any distribution or service fees) bears the expenses related to t he distribution of its shares. Exceptfor the conversion feature applicable to the Class B, Class M and Class X shares, there are no conversion, preemptive or othersubscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assetsafter all debt and expenses of the Fund have been paid. Since Class B, Class C, Class M and Class X shares generally bearhigher distribution expenses than Class A and Class R shares, the liquidation proceeds to shareholders of those classes arelikely to be lower than to Class A and Class R shareholders and to Class Z shareholders, whose shares are not subject to anydistribution and/or service fees.

The Trust does not intend to hold annual meetings of shareholders unless otherwise required by law. The Trust will not berequired to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholdersunder the 1940 Act. Shareholders have certain rights, including the right t o call a meeting upon the vote of 10% of the Fund'soutstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business. TheTrust will render assistance to those shareholders who call such a meeting.

Under the Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series of shares (theproceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives andpolicies and share purchase, redemption and NAV procedures) with such preferences, privileges, limitations and voting anddividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series,and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditorsof that series) and would be subject to the liabilities related thereto.

The Trustees have the power to alter the number and the terms of office of the Trustees, provided that at all times at leasta majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative,so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, whilethe holders of the remaining shares would be unable to elect any Trustees.

PRINCIPAL SHAREHOLDERS

To the knowledge of the Fund, the following persons/entities owned beneficially or of record 5% or more of Fund shares asofthe date indicated:

Principal Fund Shareholders (as of September 12, 2008)
Fund Name	Shareholder Name	Address	Share Class	No. of Shares / % of Fund
Conservative Allocation Fund	First Clearing, LLC Pamela T Cheatham-McCrone Living Trust	3946 De Foe Sq Sarasota, Fl 34241	M	12,321 / 12.80%
	Prudential Trust Company C/F The Roth IRAO Of Charlene Chavez	18409 E 25th Terr S Independence, MO 64057	M	8,237 / 8.55%
	PIMS/ Prudential Retirement As Nominee For The TTEE/CUST PL 802 Construction Inspection	618 S. Madison Drive Tempe, AZ 85281	R	331,689 / 82.29%
	MG Trust Company Cust FBO MJ Metals, Inc.	700 17th Street Suite 300 Denver, CO 80202	R	50,342 / 12.49%
	Prudential Trust Company C/F The Rollover IRA OF Adam W Leighton	9 Laurel Dr Simsbury, CT 06070	X	51,921 / 25.38%

Target Asset Allocation Funds 66

	Prudential Trust Company C/F The IRA OF Sandra R Vanwart (dec'd) FBO Scott H Vanwart	115 Greenswoods Lane East Windsor, CT 06088	X	22,504 / 11.00%
	Prudential Trust Company C/F The IRA OF Dan Goldstein	4101 N Ocean Blvd Apt D502 Boca Raton, Fl 33431	X	16,616 / 8.12%
	Prudential Trust Company C/F The Rollover IRA OF Eugene C Orientale	5749 Concord Dr North Port, Fl 34287	X	13,507 / 6.60%
	Prudential Investment FBO Mutual Fund Clients Attn: PruChoice Unit	100 Mulberry Street Newark, NJ 07102-4056	Z	294,902 / 63.07%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246-6484	Z	66,978 / 14.32%
	PIMS/ Prudential Retirement As Nominee For The TTEE/CUST PL300 Lansing Board OF Water & Light	1232 Haco Drive Lansing, MI 48912	Z	31,138 / 6.66%
Moderate Allocation Fund	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246-6484	C	842,791 / 9.07%
	Union Bank TR Nominee C/F TS Construction Inspection & Testing PS	PO Box 85484 San Diego, CA 92186	R	101,660 / 56.88%
	MG Trust Company FBO Bent Marine Inc 401(K) & P/S Plan	700 17th Street Suite 300 Denver, CO 80202	R	40,845 / 22.85%
	MG Trust Company Trustee Sea Star Line, LLC	700 17th Street Suite 300 Denver, CO 80202	R	18,979 / 10.62%
	MG Trust Company Cust FBO MJ Metals, Inc	700 17th Street Suite 300 Denver, CO 80202	R	10,775 / 6.03%
	Prudential Trust Company C/F The Rollover IRA Of Walter J Shultz	523 Leon Ave Delran, NJ 08075	X	34,080 / 8.74%
	Prudential Trust Company C/F The Rollover IRA Of David S Sitner	112 Bluff Point Rd S Glastonbury, CT 06073	X	24,779 / 6.35%
	Prudential Trust Company C/F The IRA Of Ann T Follacchio	10 Terrie Rd Farmington CT 06032	X	21,984 / 5.64%
	Prudential Trust Company C/F The Rollover IRA Of Gail R Azia	784 Pine Island Dr Melbourne, Fl 32940	X	20,516 / 5.26%
	Prudential Investment FBO Mutual Fund Clients Attn: PruChoice Unit	100 Mulberry Street Newark, NJ 07102-4056	Z	511,829 / 41.40%
	PIMS/ Prudential Retirement As Nominee For The TTEE/CUST PL300 Lansing Board OF Water & Light	1232 Haco Drive Lansing, MI 48912	Z	428,397 / 34.66%
	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246-6484	Z	83,999 / 6.80%
	Counsel Trust Mid Atlantic Trust Co FBO Thomas Dean & Hoskins Inc 1997 Reatated Employee Stock Owners Plan	1251 WaterFront Pl Pittsburgh, PA 15222	Z	64,695 / 5.23%
Growth Allocation Fund	Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246-6484	C	481,920 / 6.85%
	CitiGroup Global Markets Inc Attn Peter Booth	333 West 34th Street 7th Floor New York, NY 10001	C	370,973 / 5.27%
	MG Trust Company Trustee Sea Star Line, LLC	700 17th Street Suite 300 Denver, CO 80202	R	11,375 / 39.21%
	PIMS/ Prudential Retirement As Nominee For The TTEE/CUST Plan 802 Construction Inspection	618 S. Madison Drive Tempe, AZ 85281	R	8,213 / 28.31%
	MG Trust Company Trustee MJ Metals, Inc	700 17th Street Suite 300 Denver, CO 80202	R	6,009 / 20.71%

67

Prudential Trust Company C/F The IRA Of Juanee J Jensen	8926 Vrain St Westminster, CO 80031	X	17,423 / 5.15%
Prudential nvestment FBO Mutual Fund Clients Attn: PruChoice Unit	100 Mulberry Street Newark, NJ 07102-4056	Z	230,025 / 51.49%
PIMS/ Prudential Retirement As Nominee For The TTEE/CUST PL300 Lansing Board OF Water & Light	1232 Haco Drive Lansing, MI 48912	Z	107,407 / 24.04%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customers	4800 Deer Lake Dr E Jacksonville, Fl 32246-6484	Z	49,688 / 11.12%

As of the date above, the Board Members and Officers of the Fund, as a group, owned less than 1% of the outstanding commonstock or shares of beneficial interest, as applicable, of the Fund.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended July 31, 2008, incorporated in this SAI by reference to the 2008 annual report to shareholders (File No. 811-08915), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. You may obtain a copy of the annual report at no charge by request to the Funds by calling (800) 225-1852 or by writing to the Funds at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

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PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Share Classes. A Fund may offer shares of one or more classes to investors. Not every Fund may offer every share class described in this SAI, and investors should consult their Fund's prospectus for specific information concerning the share classes that are available to them.

Shares of a Fund may be purchased at a price equal to the next determined NAV per share plus a sales charge (if applicable) which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B and Class C shares or Class A shares, in certain circumstances). Class Z, Class Y and Class R shares of a Fund are offered to a limited group of investors at NAV without any sales charges.

Certain Funds may also offer additional or different classes of shares, including Class F, Class I, Class L, Class M, Class X and Class R shares. Specific information with respect to these share classes is set forth in the applicable Fund's prospectus and SAI.

For more information, see "How to Buy, Sell and Exchange Shares of the Fund—How to Buy Shares" in the Prospectus.

Purchase by Wire. For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, Fund name, class election (if applicable), dividend distribution election, amount being wired and wiring bank. PMFS will also furnish you with instructions for wiring the funds from your bank to the Fund's custodian.

If you arrange for receipt by the custodian of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

In making a subsequent purchase order by wire, you should wire the Fund's custodian directly and should be sure that the wire specifies the Fund name, the share class to be purchased, your name and individual account number. You do not need to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchase by wire is $100.

Issuance of Fund Shares for Securities. Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's Manager.

Multiple Accounts. An institution may open a single master account by filing an application with PMFS, signed by personnel authorized to act for the institution. Individual subaccounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice. Procedures will be available to identify subaccounts by name and number within the master account name. The foregoing procedures would also apply to related institutional accounts (i.e., accounts of shareholders with a common institutional or corporate parent). The investment minimums as set forth in the relevant Prospectus under "How to Buy and Sell Shares of the Fund—How to Buy Shares" are applicable to the aggregate amounts invested by a group, and not to the amount credited to each subaccount.

Reopening an Account. Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application, at any time during the calendar year the account is closed, provided that the information on that application is still applicable.

Restrictions on Sale of Fund Shares. A Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except at times (1) when the New York Stock Exchange (the NYSE) is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

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Redemption in Kind. The Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission and procedures adopted by the Board of Directors. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described under "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus, may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor, your broker or the Transfer Agent must be notified at the time of purchase th at the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings.

Sale of Shares. You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. See "Net Asset Value" below. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (CDSC), as described in "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually, 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received aft er the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.

All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, Rhode Island 02940, to the Distributor or to your broker.

If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940, to the Distributor or to your broker.

Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 7 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request or stock power must be a signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquires of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicab rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Target Asset Allocation Funds 70

Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $500 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $500 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and cond itions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund—Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS.

Involuntary Redemption. If the value of your account is less than $500 for any reason, we may sell the rest of your shares (without charging any CDSC) and close your account. The involuntary sale provisions do not apply to: (i) an IRA or other qualified or tax-deferred retirement plan or account, (ii) Automatic Investment Plan ("AIP") accounts, employee savings plan accounts or payroll deduction plan accounts, (iii) accounts with the same registration associated with multiple share classes within the Fund, or (iv) clients with assets more than $50,000 across the Strategic Partners and JennisonDryden families of mutual funds. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors. For more information, see "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

Small Balance Account Fee. In order to offset the disproportionate effect (in basis points) of expenses associated with servicing small balance accounts, if the value of your account is less than $2,500, a $15 annual small balance account fee will be deducted from your account. The $15 annual small balance account fee will be assessed during the 4th calendar quarter of each year. Any applicable CDSC on the shares redeemed to pay the $15 small balance account fee will be waived. The $15 small balance account fee will not be charged on: (i) accounts during the first six months from inception of the account, (ii) omnibus accounts, (iii) institutional accounts, (iv) group retirement plans (including SIMPLE IRA plans, profit-sharing plans, money purchase pension plans, Keogh plans, defined compensation plans, defined benefit plans and 401(k) plans), (v) AIP accounts or employee savings plan accounts, (vi) accounts with the same registration a ssociated with multiple share classes within the Fund, or (vii) clients with assets of more than $50,000 across the Strategic Partners and JennisonDryden families of mutual funds. "Client" for this purpose has the same definition as for purposes of Rights of Accumulation, i.e., an investor and an eligible group of related investors. For more information, see "Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

90 Day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax tr eatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge (CDSC).Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see "Qualifying for Class Z Shares" in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent. In the case of (ii), we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period (or a four-year period in the case of Short-Term Corporate Bond Fund, Inc.). Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption pro ceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B shares (or four years in the case of Short-Term Corporate Bond Fund, Inc. Class B shares), and 12 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed.

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Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. The CDSC will be calculated from the date of the initial purchase, excluding the time shares were held in Class B, Class F or Class C shares of a money market fund. See "Exchange Privilege" below.

In determining whether a CDSC is applicable to redemption, the calculation will be made in a m anner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), 6 years for Class B and Class F shares (four years in the case of Dryden Short-Term Bond Fund, Inc.) and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided t o redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of CDSC – Class A Shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purch ase Class Z shares (see "Qualifying for Class Z Shares" in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent. In the case of (ii), we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds.

Waiver of CDSC – Class B and Class F Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The CDSC will be waived in the case of a total or partial redemption in connection with certa in distributions under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 70 1/2 . The distribution form must be signed by the shareholder.

Finally, the CDSC will be waived to the extent you exchange your shares for shares of other JennisonDryden or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund. See "Shareholder Services – Exchange Privilege," below, for more information regarding the Exchange Privilege.

Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptio ns effected through a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

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You must notify PMFS either directly or through your broker, at the time of redemption, that you are entitled to a waiver of the CDSC and provide PMFS or your broker with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

PMFS reserves the right to request such additional documents as it may deem appropriate.

Waiver of CDSC – Class C Shares. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential Retirement at (800) 353-2847.

Automatic Conversion of Class B, Class F, Class M and Class X Shares. Class B, Class F, Class M and Class X shares will automatically convert to Class A shares on a quarterly basis approximately seven years (five years in the case of Dryden Short-Term Corporate Bond Fund), seven, eight years and ten years, respectively, after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

The number of Class B, Class F, Class M and Class X shares eligible to convert to Class A shares will be the total number of shares that have completed their Class B, Class F, Class M and Class X aging schedule (including any time spent at 0% liability), plus all shares acquired through the reinvestment of dividends for Class B and Class F shares and a proportionate number of shares acquired through reinvestment of dividends for Class M and Class X shares.

For purposes of determining the number of Eligible Shares, if the Class B, Class F, Class M and Class X shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years (five years in the case of Dryden Short-Term Bond Fund, Inc.), seven years (Class F shares), eight y ears (Class M shares) and ten years (Class X shares) before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years (five years in the case of Dryden Short-Term Bond Fund, Inc.), seven years (Class F shares), eight years (Class M shares) and ten years (Class X shares) from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A shares than Class B, Class F, Class M and Class X shares, the per share NAV of the Class A shares may be higher than that of the Class B, Class F, Class M and Class X shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B, Class F, Class M and Class X shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B, Class F, Class M and Class X shares previously exchanged for shares of a money market fund, the time period during which such shares were held in a money market fund will be excluded for the Class B and Class F shares. For example, Class B and Class F shares held in a money market fund for one year would not convert to Class A shares until approximately eight years. Class B, Class F, Class M and Class X shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchaser of such shares.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class F, Class C, Class I, Class L, Class M, Class X, Class R, Class Y and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event for federal income tax purposes. The conversion of Class B, Class F, Class M and Class X shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B, Class F, Class M and Class X shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee. Shareholders should consult their tax advisers regarding the tax consequences of conversion or exchange of shares.

NET ASSET VALUE

The price an investor pays for each share is based on the share value. For each Fund the share value—known as the net asset value per share or NAV— is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing a Fund's NAV, the Fund will value

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the Fund's futures contracts generally 15 minutes after the close of regular trading on the NYSE. A Fund may not compute its NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the Nasdaq Market are valued at the Nasdaq Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securit that are actively traded in the over-the-coun ter (OTC) market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be OTC, are valued at the mean between the last reported bid and asked prices provided by principal market makers.

OTC options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or if there was no sale on the applicable commodities exchange on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occu after the close of an exchange on which a portf olio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of a Fund. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Subadviser, Adviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds; and such other factors as may be determined by the Adviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have rece ntly gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Subadviser or Manager believes were priced incorrectly.

A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager may determine that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager's Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to the Fund's NAV and/or the fair valuation of the securities in the aggregate results in a change of one half of one precent or more of the Fund's daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification.

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Short-term debt securities are valued at cost, with interest accrued of discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market maker).

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Subadviser or Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (1) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (2) periodically obtaining actual market quotes for the security.

As long as a Fund declares dividends daily, the net asset value of each class of shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

SHAREHOLDER SERVICES

Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. Share certificates are no longer to be issued for shares of the Fund. The Fund makes available to its shareholders the following privileges and plans:

Automatic Reinvestment of Dividends and/or Distributions. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the transfer agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or the proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

Exchange Privileges. Each Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for federal income tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for inves tment in the particular program.

It is contemplated that the exchange privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds, the shares of which may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificated form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m. New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither a Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after th request is received in good order.

If you hold shares through a brokerage firm, you must exchange your shares by contacting your financial adviser.

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If you hold share certificates, the certificates must be returned in order for the shares to be exchanged. See "Purchase, Redemption and Pricing of Fund Shares—Sale of Shares" above.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, P.O. Box 9658, Providence, RI 02940.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

Class A shares: Shareholders of a Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.

The following money market funds participate in the Class A exchange privilege: Dryden Government Securities Trust (Money Market Series); MoneyMart Assets, Inc. (Class A shares); and Dryden Tax-Free Money Fund.

Class B, Class C and Class F shares: Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, and Class F shareholders may exchange their Class F shares for Class B shares of certain other JennisonDryden or Strategic Partners mutual funds. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange, excluding any time Class B, Class C or Class F shares were held in a money market fund.

Class B, Class C and Class F shares of a Fund may also be exchanged for shares of MoneyMart Assets, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund duri the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B and Class F conversion feature, the time period during which Class B and Class F shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C or Class F exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C or Class F shares of a Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C or Class F exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C or Class F shares of other funds without being subject to any CDSC.

Class Z shares: Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities, Pruco Securities, LLC or another broker that they are elig ible for this special exchange privilege.

Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether

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voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Wachovia Securities' 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wachovia Securities 401(k) Plan following separation from service ( i.e. , voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Transfer Agent, the Distributor or your broker. The special exchange privilege may be modified, terminated or suspended on sixty days' notice, and any Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Automatic Investment Plan (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automated Clearing House System.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available to shareholders through the Distributor, the Transfer Agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemptions in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A and Class L (in certain instances), Class B, Class C, Class F, Class M or Class X shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In the case of shares held through the Transfer Agent, the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares of the Fund at NAV in order for the shareholder to participate in the plan.

The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain instances), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

Mutual Fund Programs. From time to time, a Fund may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are marketed with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

Tax-Deferred Retirement Programs. Various tax deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of

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accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel and/or tax adviser with respect to the establishment and maintenance of any such plan.

TAXES, DIVIDENDS AND DISTRIBUTIONS

The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax adviser concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Qualification as a Regulated Investment Company. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net tax-exempt income and investment company taxable income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

Net capital gains of a Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward. If a Fund has a capital loss carryforward, the amount and duration of any such capital loss carryforward will be set forth at the end of this section.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a "qualified publicly traded partnership" (as such term is defined in the Code).

Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x) any one issuer (other than United States government securities or securities of other regulated investment companies), or of two or more issuers (other than securities of other regulated investment companies) of which the Fund owns 20% or more the voting securities and which are engaged i n the same, similar or related trades or businesses or (y) one or more "qualified publicly traded partnerships" (as such term is defined in the Code).

A Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If for any year a Fund does not qualify as a regulated investment company, or fails to meet the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) for taxable years beginning prior to January 1, 2011, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in year, it must pay out its earnings and profit s accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be subject to taxation on any net built-in-gains (i.e., the excess of the aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) recognized for a period of ten years, or, under certain circumstances, may have to recognize and pay tax on such net built-in-gain, in order to qualify as a regulated investment company in a subsequent year.

Excise Tax on Regulated Investment Companies.A 4% non-deductible excise tax is imposed on a regulated investment company to

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the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income, including qualified dividend income, for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar yea

Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to borrow money or liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. A Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the Distribution Requirement. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the Distribution Requirement. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long- term holding period. These investments may prevent the Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules. The foregoing concepts are explained in greater detail in the following paragraphs.

Gains or losses on sales of stock or securities by a Fund generally will be treated as long-term capital gains or losses if the stock or securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call or otherwise holds an offsetting position, with respect to the stock or securities. Other gains or losses on the sale of stock or securities will be short-term capital gains or losses.

If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Gain or loss on the sale, lapse or other termination of options acquired by a Fund on stock or securities and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending on the holding period of the option.

Certain Fund transactions may be subject to wash sale, short sale, constructive sale, conversion transaction, constructive ownership transaction and straddle provisions of the Code that may, among other things, require a Fund to defer recognition of losses or convert long-term capital gain into ordinary income or short-term capital gain taxable as ordinary income.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund's hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Fund for more than one ye In general, a Fund will not be permitted to d educt payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

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Debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income subject to the Distribution Requirement referred to above. Market discount generally is the excess, if any, of the principal amount of the security (or, in the case of a security issued at an original issue discount, the adjusted issue price of the security) over the price paid by the Fund for the security. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and therefore is subject to the Distribution Requirement. Because the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to borrow money or dispose of other securities and use the proceeds to make distributions to sa tisfy the Distribution Requirement.

Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Funds will be required to be "marked to market" for federal income tax purposes at the end of a Fund's taxable year, that is, treated as having been sold at the fair market value on the last business day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and forty percent will be treated as short-term capital gain or loss. Any net mark-to-market gains may be subject to the Distribution Requirement referred to above, even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition thereof generally also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions from current earnings and profits, and distributions made before the losses were realized could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

A Fund may make investments in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the Distribution Requirement, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. A Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, with such election being made separately for each PFIC owned by the Fund, the Fund would be required to include in income each year and distribute to shareholders in accordance with the Distribution Requirement, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. A Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-mar amounts.

Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

A Fund may invest in real estate investment trusts ("REITs"). Such Fund's investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income. REITs will

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generally be able to pass through the tax treatment of tax-qualified dividends they receive.

Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will be subject to an excise tax equal to 100% of such unrelated busine ss taxable income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Fund Distributions. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder in a taxable year beginning before January 1, 2011 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15% and a maximum rate of 20% thereafter. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest divid ends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

Dividends paid by a Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Dividends paid by a Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, are generally exempt from income tax in that state. However, income from municipal securities from other states generally will not qualify for tax-free treatment. The U. S. Supreme Court rul on May 19, 2008 that cities and states may con tinue to provide a tax exemption for interest on in-state municipal bonds while taxing interest on out-of-state bonds.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund will not be deductible for U.S. federal income tax purposes to the extent it relates to exempt-interest dividends received by a shareholder. If a shareholder receives exempt-interest dividends with respect to any share of a Fund and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable

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social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Fund that represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. In addition, the receipt of dividends and distributions from a Fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to the federal "branch profits" tax, or the federal "excess net passive income" tax.

A Fund may either retain or distribute to shareholders its net capital gain (i.e., excess net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any distribution in excess of such tax basis will be treated as gain from the sale of its shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares. A shareholder will generally recognize gain or loss on the sale or redemption of shares in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund or substantially identical stock or securities within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares (1) pursuant to a reinvestment right received upon the purchase of the original shares and (2) at a reduced load charge (i.e., sales or additional charge), then any load charge incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing gain or loss upon the sale of such shares, to the extent the original load charge does not exceed any reduction of the load charge with respect to the acquisition of the subsequent shares. To the extent the original load charge is not taken into account on the disposition of the original shares, such charge shall be treated as incurred in connection with the acquisition of the subsequent shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain dividends received on (or undistributed long-term capital gains credited with respect to) such shares.

Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum federal income tax rate of 15%, and thereafter at a maximum 20% rate, where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding.A Fund will be required in certain cases to withhold and remit to the U.S. Treasury a portion of all dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided the Fund with either an incorrect tax identification number or no number at all, (2) who is subjected to backup withholding by the Internal Revenue

Target Asset Allocation Funds 82

Service ("IRS") for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other exempt recipient. Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Shareholders. Dividends paid to a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, net capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

The foregoing applies when the foreign shareholder's income from a Fund is not effectively connected with a U.S. trade or business. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividend income, net capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

A distribution from a Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations. There are also certain restrictions regarding the use of wash sales and substitute payments.

In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

Foreign Taxes. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign issuers, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

If the Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Fund and (ii) the portion of any actual dividend paid by the Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by the Fund unless certain holding period requirements are met at both the Fund and the shareholder levels.

A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S.

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tax may prefer that this election not be made. The Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

State and Local Tax Matters. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gains distributions from regulated investment companies and other items may differ from federal income tax rules. Shareholders are urged to consult their tax advisers as to consequences of these and other state and local tax rules affecting investment in a Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

A Fund's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the Commission on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. A Fund's annual and semi-annual reports are posted on the Fund's website at www.prudential.com. A Fund's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the Commission on Form N-Q within 60 days after the end of the Fund's first and third fiscal quarters.

In addition, a Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website within approximately 60 days after the end of the quarter. A Fund may also release its top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund's website.

When authorized by a Fund's Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above. The Fund has entered into ongoing arrangements to make available information about the Fund's portfolio holdings. Parties receiving this information may include intermediaries that distribute the Fund's shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of fund holdings information.

6. PI's Fund Administration Department shall arrange for the release of fund holdings information by the Fund's custodian bank(s).

As of the date of this Statement of Additional Information, each Fund will provide:

1. Traditional External Recipients/Vendors

  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

  Full holdings on a daily basis to ISS (securities class action claims administrator) at the end of each day;

Target Asset Allocation Funds 84

  Full holdings on a daily basis to a Fund's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadviser has responsibility;

  Full holdings to a Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

  Full holdings to financial printers as soon as practicable following the end of a Fund's quarterly, semi-annual and annual period-ends.

2.Analytical Service Providers

  Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Fund's fiscal quarter-end;

  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

  Full holdings on a daily basis to FactSet and Lipper, Inc. (investment research providers) at the end of each day;

  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected JennisonDryden and Strategic Partners Funds only);

  Full holdings on a daily basis to Electra Information Systems, Inc. (Target Portfolio Trust — Small Capitalization Growth Portfolio — securities managed by Ashfield only);

  Full holdings to Frank Russell Company (investment research provider) at the end of each month (Jennison Small Company Fund only);

  Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Jennison Growth Fund and certain other selected JennisonDryden and/or Strategic Partners Funds only); and

  Full holdings on a weekly basis to SG Constellation (a financing company) approximately one day after the end of the week (Strategic Partners Mutual Funds, Inc. only).

Ineach case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreementintended to prohibit the recipient from trading on or further disseminating such information (except for legitimate businesspurposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by a Fund's Chief Compliance Officerand PI's Law Department on an annual basis.

Inaddition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basisor upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personalsecurities trading policy of Prudential Financial, Inc., which prohibits employees from trading on or further disseminatingconfidential information, including portfolio holdings information.

TheBoard has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receivea report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Boardhas delegated oversight over a Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

Therecan be no assurance that a Fund's policies and procedures on portfolio holdings information will protect the Fund fromthe potential misuse of such information by individuals or entities that come into possession of the information.

PROXY VOTING

TheBoard has delegated to each Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxyrecordkeeping with respect to the Fund. Each Fund authorizes the Manager to delegate, in whole or in part, its proxy votingauthority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy votingprocess shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

TheManager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensurethat all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with thisgoal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conductby corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fundshould a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

TheManager delegates to each Fund's Subadviser(s) the responsibility for voting the Fund's proxies. The Subadviser is expectedto identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certainminimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineateprocedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of theSubadviser or its affiliates. The Manager and the Board expect that the Subadviser will notify the Manager and Board at leastannually of any such conflicts

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identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to theManager, or its appointed vendor, information required for filing the Form N-PX with the Commission. Information regardinghow each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30is available on the Fund's website and on the Commission's website at www.sec.gov.

Asummary of the proxy voting policies of the Subadviser(s) is set forth in the Appendix to this SAI.

CODES OF ETHICS

The Board of Directors of each Fund has adopted a Code of Ethics.In addition, the Manager, investment subadviser(s) andDistributor have each adopted a Code of Ethics (the "Codes").The Codes apply to access persons (generally, persons who haveaccess to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities,including securities that may be purchased or held by the Fund.However, the protective provisions of the Codes prohibitcertain investments and limit such personnel from making investments during periods when the Fund is making such investments.The Codes are on public file with, and are available from, the Commission.

APPENDIX I: DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA:An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitmenton the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

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A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note. ·

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Noterating symbols are as follows:

SP-1:Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt serviceis given a plus (+) designation.

SP-2:Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes overthe term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and aregenerally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin andprincipal is secure. While the various protective elements are likely to change, such changes as can be visualized are mostunlikely to impair the fundamentally strong position of such issues.

Aa:Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise whatare generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not beas large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elementspresent which make the long-term risks appear somewhat larger than the Aaa securities.

A:Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibilityto impairment some time in the future.

Baa:Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorlysecured. Interest payments and principal security appear adequate for the present but certain protective elements may be lackingor may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristicsand in fact have speculative characteristics as well.

Ba:Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Oftenthe protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good andbad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal paymentsor of maintenance of other terms of the contract over any long period of time may be small.

Caa:Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of dangerwith respect to principal or interest.

Ca:Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in defaultor have other marked shortcomings.

C:Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poorprospects of ever attaining any real investment standing.

Moody'sapplies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates thatthe

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issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicatesthat the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody'sshort-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts.Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1:Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debtobligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on funds employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debtobligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trendsand coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate,may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity supportor demonstrated broad-based access to the market for refinancing.

MIG2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

International Short-Term Credit Ratings

Target Asset Allocation Funds 88

F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.

Plus (+) or Minus (-): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

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APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

Eagle Asset Management

Eagle Proxy Voting Policy

The exercise of proxy voting rights is an important element in the successful management of clients' investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of clients with the overall goal of maximizing the growth of our clients' assets. Toward that end, Eagle has developed a comprehensive and detailed set of proxy voting guidelines, which our portfolio managers use to vote proxies in securities held in client accounts.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management's position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals, which we believe are detri mental to the underlying value of our clients' positions.

We usually oppose proposals that dilute the economic interest of shareholders, and we also oppose those that reduce shareholders' voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

In voting proxies of securities held in client accounts, Eagle's portfolio managers almost always recommend votes in accordance with the guidelines. By following predetermined voting guidelines, Eagle believes it will avoid any potential conflicts of interests, which would otherwise affect proxy voting. On the rare occasion where a manager recommends a vote contrary to Eagle's guidelines, Eagle's Compliance Department will review the proxy issue and the recommended vote to ensure that the vote i s cast in compliance with Eagle's overriding mandate to vote proxies in the best interests of clients and to avoid conflicts of interests.

A copy of Eagle's complete proxy voting policy and guidelines can be obtained by calling 800-237-3101. If you have any questions about these guidelines, or would like to know how your shares were voted, please contact our Compliance Department at 800-237-3101.

EARNEST Partners LLC

1. Proxy Policies

The best interest of clients and plan participants (the "Client") will be the sole consideration of EARNEST Partners (the "Adviser") when voting proxies of portfolio companies. Each proxy issue will receive individual consideration based on the relevant facts and circumstances. As a general rule, the Adviser will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will be adhered to unless the Adviser is instructed otherwise in writing by the Client:

  The Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

  The Adviser will not announce its voting intentions or the reasons for a particular vote.

  The Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

  The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

  All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser's concerns for its Clients' interests and not in an attempt to influence the control of management.

Withrespect to ERISA accounts, the Adviser will act prudently, solely in the interest of plan participants and beneficiariesand for the exclusive purpose of providing benefits to them. It is the Adviser's policy to fully comply with all ERISA provisionsregarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to timeto reflect the Department of Labor's views of the proxy voting duties and obligations imposed by ERISA with respect to ERISAaccounts.

2. Proxy Procedures

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TheAdviser has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio companyproxy. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will alsouse all available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issuespresented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account thegeneral policies outlined above and the Adviser's Proxy Voting Guidelines. Therefore, it is possible that actual votes maydiffer from these general policies and the Adviser's Proxy Voting Guidelines. In the case where the Adviser has a materialconflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (suchas Institutional Shareholder Services) to assist in its analysis of voting issues and the actual voting proxies to ensurethat a decision to vote the p roxies was based on the Client's best interest and was not the product of a conflict of interest.In the event the services of an outside third party professional are not available in connection with a conflict of interest,the Adviser will seek the advice of the Client.

Adetailed description of the Adviser's specific Proxy Voting Guidelines will be furnished upon request. You may also obtaininformation about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailingus at:

EARNESTPartners 1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309

invest@earnestpartners.com

404-815-8772

TheAdviser reserves the right to change these policies and procedures at any time without notice.

Goldman Sachs Asset Management, L.P.

GoldmanSachs Trust and Goldman Sachs Variable Insurance Trust, on behalf of the Goldman Sachs Funds (the "Funds"), have delegatedthe voting of portfolio securities to Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International(collectively the "Investment Adviser").The Investment Adviser has adopted policies and procedures (the "Policy") for thevoting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds.Under the Policy, the Investment Advisers' guiding principles in performing proxy voting are to make decisions that: (i) favorproposals that tend to maximize a company's shareholder value; and (ii) are not influenced by conflicts of interest.Theseprinciples reflect the Investment Adviser's belief that sound corporate governance will create a framework within which acompany can be managed in the interests of its shareholders.

Theprinciples and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and notnecessarily in making investment decisions.Senior management of the Investment Adviser will periodically review the Policyto ensure that it continues to be consistent with the Investment Adviser's guiding principles.

Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy votingguidelines (the "Guidelines") developed by RiskMetrics Group, Inc. (RMG)(formerly Institutional Shareholder Services), exceptin certain circumstances, which are generally described below.The Guidelines embody the positions and factors the InvestmentAdviser generally considers important in casting proxy votes.They address a wide variety of individual topics, including,among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive anddirector compensation, reorganizations, mergers, and various shareholder proposals.

RMGhas been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines.Whileit is the Investment Adviser's policy generally to follow the Guidelines and recommendations from RMG, the Investment Adviser'sportfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differentlyfrom the Guidelines or a related RMG recommendation, in keeping with their different investment philosophies and processes.Such decisions, however, remain subject to a review and approval process, including a determination that the decision is notinfluenced by any conflict of interest.In forming their views on particular matters, the Portfolio Management Teams arealso permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regardingproxy voting, in addition to the Guidelines and recommendations from RMG.

Inaddition to assisting the Investment Adviser in developing substantive proxy voting positions, RMG also updates and revisesthe Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they areconsistent with the Investment Adviser's guiding principles.RMG also assists the Investment Adviser in the proxy votingprocess by providing operational, recordkeeping and reporting services.

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TheInvestment Adviser is responsible for reviewing its relationship with RMG and for evaluating the quality and effectivenessof the various services provided by RMG.The Investment Adviser may hire other service providers to replace or supplementRMG with respect to any of the services the Investment Adviser currently receives from RMG.

TheInvestment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxyvoting decisions.These procedures include the Investment Adviser's use of RMG as an independent third party, a review andapproval process for individual decisions that do not follow RMG's recommendations, and the establishment of information barriersbetween the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will bemade by a Fund's managers based on their assessment of the particular transactions or other matters at issue.

Hotchkis and Wiley Capital Management, LLC

Proxy Voting Summary

Generally,and except to the extent that a client otherwise instructs Hotchkis and Wiley Capital Management, LLC ("HWCM")in writing, HWCM will vote (by proxy or otherwise) in all matters for which a shareholder vote is solicited by, or with respectto, issuers of securities beneficially held in client accounts in such manner as HWCM deems appropriate in accordance withits written policies and procedures. These policies and procedures set forth guidelines for voting typical proxy proposals.However, each proxy issue will be considered individually in order that HWCM may consider what would be in its clients' bestinterest. Further, where a proxy proposal raises a material conflict of interest between the interests of HWCM and its client,HWCM will vote according to its predetermined specific policy. The Compliance Department will review the vote to determinethat the decision was based on the client's best interest rather than the best interest of the HWCM. HWCM may determine notto vote proxies in respect of securities of any issuer if it determines that it would be in the clients' overall best interestnot to vote under the circumstances, such as when the cost of voting exceeds the expected benefit. For example, to the extentthat HWCM receives proxies for securities that are transferred into a client's portfolio that were not recommended or selectedby HWCM and are sold or expected to be sold promptly in an orderly manner ("legacy securities"), HWCM will generally refrainfrom voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxieson such securities would not further HWCM's interest in maximizing the value of client investments. HWCM may consider an institutionalclient's special request to vote a legacy security proxy, and if agreed would vote such proxy in accordance with HWCM's guidelines.If HWCM is authorized to exercise proxy voting rights for a client account, HWCM will vote the proxies for securities beneficiallyheld by the custodian for the po rtfolio as of the record date of the shareholder meetings (settlement date). Securities notheld by the custodian as of the record date (e.g., due to an unsettled purchase or securities lending) will not be voted byHWCM.

HWCMutilizes a third party service provider to provide administrative assistance in connection with the voting of proxies,including certain record keeping and reporting functions.

J.P. Morgan Investment Management, Inc. The Board of Trustees has delegated to JPMorgan proxy voting authority with respect to the fund's portfolio securities. Toensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund's Board of Trustees hasadopted JPMorgan's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for votingproxies on specific types of issues.

As an investment adviser, JPMorgan may be granted by its clients the authority to vote the proxies of the securities heldin client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMorgan and its affiliatedadvisers have adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines")for voting proxies on specific types of issues.

TheAdviser and its affiliated advisers are part of a global asset management organization with the capability to invest insecurities of issuers located around the globe. Because the regulatory framework and the business cultures and practices varyfrom region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelinescover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan)and (4) Japan, respectively.

Notwithstandingthe variations among the Guidelines, all of the Guidelines have been designed with the uniform objective ofencouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security,the

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Adviser and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized.Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of bothroutine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many yearsof collective investment management experience.

Tooversee and monitor the proxy-voting process, the Adviser has established a proxy committee and appointed a proxy administratorin each global location where proxies are voted. The primary function of each proxy committee is to review periodically generalproxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-votingmatters as well as on specific voting issues. The procedures permit an independent voting service, currently RiskMetrics Group,Inc. (RMG)(formerly Institutional Shareholder Services, Inc.) in the U.S., to perform certain services otherwise carried outor coordinated by the proxy administrator.

Althoughfor many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-casedeterminations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For bothof these categories of matters and to override the Guidelines, the Procedures require a certification and review process tobe completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest(between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of theforegoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential materialconflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of amember from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) willevaluate the potenti al conflict of interest and determine whether such conflict actually exists, and if so, will recommendhow the Adviser will vote the proxy. In addressing any material conflict, the Adviser may take one or more of the followingPart II – 99 measures (or other appropriate action): removing or "walling off" from the proxy voting process certain Adviserpersonnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guidelinewould objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to RMG, which willvote in accordance with its own recommendation.

Thefollowing summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:
• Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not alwayspossible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Manyproxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holdsthe securities for the client in the country where the portfolio company is organized, and there may not be sufficient timefor such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements arenot mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement thata vote is to be solicited. JPMorgan also considers the cost of voting in light of the expected benefit of the vote.
• Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changesand so forth, the Adviser pays particular attention to management's arguments for promoting the prospective change the Adviser'ssole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficialowners of the shares.
• The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered boardstructures. Thus, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favorof unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local marketpractice will always be taken into account.
• The Adviser will use its voting powers to encourage appropriate levels of board independence, taking into account localmarket practice.
• The Adviser will usually vote against discharging the board from responsibil ity in cases of pending litigation, or if thereis evidence of wrongdoing for which the board must be held accountable.
• The Adviser will vote in favor of increases in capital which enhance a company's long-term prospects. The Adviser willalso vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offerswhich may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increasesin capital which would allow the company to adopt "poison pill" takeover defense tactics, or where the increase in authorizedcapital would dilute shareholder value in the long term.
• The Adviser will vote in favor of proposals which will enhance a company's long-term prospects. The Adviser will vote againstan increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage,where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholdervalue.
• The Adviser reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, the Adviser willgenerally vote against such proposals and vote for revoking existing plans.
• Where social or environmental issues are the subject of a proxy vote, the Adviser will consider the issue on a case-by-casebasis, keeping in mind at all times the best economic interests of its clients.
• With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) theAdviser's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, wherespecific issues are put to a shareholder vote, Part II – 100 these issues are analyzed by the respective country specialistconcerned. A decision is then made based on his or her judgment.

Thefollowing summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:
• The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directorswho: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poisonpill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors andthe full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposalthat is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.
• The Adviser votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if theissuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composedof independent directors and the nominat ing committee is composed solely of such directors).
• The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisionsbefore voting in favor.
• The Adviser votes against proposals for a super-majority vote to approve a merger.
• The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuringplan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a changein control.
• The Adviser votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes intoaccount factors such as estimated dilution to shareholders' equity and dilution to voting power. The Adviser generally considersother management compensation proposals on a case-by-case basis.
• The Adviser also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers andacquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

LSV Asset Management

LSVAsset Management ("LSV") has adopted proxy voting guidelines that provide direction in determining how various types ofproxy issues are to be voted.

LSV'spurely quantitative investment process does not provide output or analysis that would be functional in analyzing proxyissues.LSV therefore will retain an independent, expert third party, currently RiskMetrics Group ("RMG")(formerly InstitutionalShareholder Services, Inc.).RMG will implement LSV's proxy voting process, provide assistance in developing guidelines forclient accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests areserved by voting decisions, and provide analysis of proxy issues on a case-by-case basis.LSV is responsible for monitoringRMG to ensure that proxies are adequately voted.LSV will vote issues contrary to, or issues not covered by, the guidelinesonly when LSV believes it is in the best interest of the client.Where the client has provided proxy voting guidelines toLSV, those guidelines will be followed, unless it is determined that a different vote would add more val to the client'sholding of the security in ques tion.Direction from a client on a particular proxy vote will take precedence over the guidelines.Clients are sent a copy of their respective guidelines on an annual basis.LSV's use of RMG is not a delegation of LSV'sfiduciary obligation to vote proxies for clients.

Shoulda material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder actionhas solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employeehas a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendationof the independent third party proxy voting service.A written record will be maintained describing the conflict of interest,and an explanation of how the vote taken was in the client's best interest.

LSVmay refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for examplein the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clientsmay receive a copy of LSV's voting record for their account by request.LSV will additionally provide any mutualfund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfillits obligation to report proxy votes to fund shareholders.

Recordkeeping.In accordance with the recordkeeping rules, LSV will retain copies of its proxy voting policies and procedures; a copy ofeach proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR);a record of each vote cast on behalf of a client (maintained by the proxy voting service); a copy of any document created

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that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy votingservice); a copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client'srequest for proxy voting information for the client's account; and LSV will ensure that it may obtain access to the proxyvoting service's records promptly upon LSV's request.

Marsico Capital Management, LLC

Itis the policy of Marsico Capital Management, LLC ("MCM") to seek to vote or otherwise process, such as by a decision toabstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM's clients,as summarized here.

·MCM's security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM'sinvestment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good managementteams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companiesit invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economicinterests usually means voting with the recommendations of these management teams (including their boards of directors).

·In certain circumstances, MCM's vote-by-vote analysis of proxy proposals could lead it to conclude that particular managementor board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or couldbe disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, voteagainst a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistentwith the best interests of clients.

·MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no actionon such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companiesthat MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, withoutlimitation, securities that were selected by a previous adviser, unsupervised securities held in a client's account, moneymarket securities, or other securities selected by clients or their representatives other than MCM), or proxies issued byforeign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also mayabstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interestsof clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive,or if MCM may hav e a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

· In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.

· MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM's Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.

· MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballotsthat are not received or processedin a timely manner due tofunctional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM's control. Such ballots may include, without limitation,ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian,or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an u nexpected way, because of factors such as foreign voting requirements or other limitations.

NFJ Investment Group LP

General Policy

NFJ Investment Group L.P. ("NFJ") votes proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. This policy is designed and implemented in a manner reasonably expected to ensure that voting rights are exercised in the best interest of NFJ's clients and in compliance with Rule 206(4)-6 of the Investment

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Advisers Act of 1940, other applicable rules of the Securities and Exchange Commission and NFJ's fiduciary obligations. When voting proxies, NFJ's primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

This policy sets forth the general standards for proxy voting whereby NFJ has authority to vote its client's proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services. These include:
- Exercising responsibility for voting decisions;
- Resolving conflicts of interest;
- Making appropriate disclosures to clients;
- Creating and maintaining appropriate records;
- Providing clients access to voting records; and
- Outsourcing the proxy voting administrative process.

Responsibility for Voting Decisions

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of NFJ's senior management to ensure that voting decisions are organized and conducted in accordance with portfolio objectives and any applicable legal requirements. In order to ensure that this obligation is carried out, the senior management of NFJ has designated a committee to be responsible for all aspects of the exercise of shareholder rights (the "Proxy Committee"). The Proxy Committee is comprised of NFJ professionals as provided for in the charter of the Proxy Committee. The Proxy Committee shall have the responsibility for oversight of the proxy voting process for all NFJ clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. To the extent a client instructs NFJ to direct voting on a particular issue, the Proxy Committee shall evaluate such request on a case-by-c ase basis.

The Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:
- Establish NFJ's proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties.
- To the extent the proxy guidelines do not cover potential proxy voting issues, discuss and determine the process for determining how to vote such issues.
- Develop a process for the resolution of voting issues that require a case-by-case analysis or involve a conflict of interest (including the involvement of the appropriate investment professionals as necessary) and monitor such process.
- Vote or engage a third party service provider to vote proxies in accordance with NFJ's guidelines.
- Document, in the form of a report, the resolution of any conflicts of interest between NFJ and its clients and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients.
- Approve and monitor the outsourcing of voting obligations to third-parties.
- Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote

When an investment management or client relationship is established, the obligation of NFJ to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities. To the extent a client wishes to retain voting authority, the client specifically must do so in writing.

Voting Proxies

Written Proxy Voting Guidelines NFJ shall establish general voting guidelines for recurring proposals ("Voting Guidelines"). The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances. The Proxy Committee or its delegate (typically, an investment professional on the Proxy Committee) shall review the Voting Guidelines periodically. In addition, the Proxy Committee or its

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delegate (typically, an investment professional on the applicable strategy team) may make the determination regarding how to vote a proxy on a case-by-case basis.

Abstention from Voting Proxies
NFJ may abstain or refrain from voting a client proxy on behalf of its clients' accounts under certain circumstances. These include:
- When the economic effect on shareholder's interests or the value of the portfolio holding is indeterminable or insignificant;
- When voting the proxy would unduly impair the investment management process;
- When the cost of voting the proxies outweighs the benefits or is otherwise impractical;
- When the issuer whose management is soliciting the proxy (or other proponent of the proxy) is an affiliate of NFJ.

Logistical Considerations
NFJ may refrain from voting a proxy due to logistical or other considerations that may have a detrimental effect on NFJ's ability to vote such a proxy. These issues may include, but are not limited to: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on foreigner's ability to exercise votes, (5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (e.g. share blocking) or (6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Securities on Loan
Registered investment companies that are advised or sub-advised by NFJ as well as certain other advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NFJ believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program through its lending agent that balances any tension between loaning and voting securities in a manner that satisfies such client. NFJ will request that clients notify NFJ in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NFJ will defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NFJ will use reasonable efforts to request the client recall the loaned securities for voting if NFJ has knowledge that the proxy involves a Material Event (as defined below) effecting the loaned securities. Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. NFJ may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material E vent.

The ability to timely recall shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

Resolving Conflicts of Interest

NFJ may have conflicts that can affect how it votes its clients' proxies. For example, NFJ may advise a pension plan whose management is sponsoring a proxy proposal. NFJ's clients that exercise voting rights themselves may also have conflicting views with NFJ on the appropriate manner of exercising shareholder voting rights in general or in specific circumstances. Regardless, votes shall only be cast in the best economic interests of clients in a manner intended to enhance the economic value of the underlying portfolio securities. NFJ shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client. The Proxy Committee is responsible for addressing how NFJ resolves material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

NFJ shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement. The delivery of this statement can be made in Part II of Form ADV or under separate cover.

Creating and Maintaining Appropriate Records

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Recordkeeping Requirements
In keeping with applicable law, NFJ will keep the following records:
- Copies of NFJ's Proxy Voting Policy and Procedures;
- Copies or records of each proxy statement received with respect to clients' securities for which NFJ exercises voting authority; records of votes cast on behalf of clients;
- Records of each vote cast as well as certain records pertaining to NFJ's decision on the vote;
- Records of written client requests for proxy voting information; and
- Records of written responses from NFJ to either written or oral client request regarding proxy voting.

Retention of Records
Records are kept for at least six years following the date that the vote was cast. NFJ may maintain the records electronically. Third-party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients
Generally, clients of NFJ have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds advised or sub-advised by NFJ shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties
Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing the Proxy Voting Process

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to NFJ may offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

Pacific Investment Management Company LLC

Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for cons ideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating

97

the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

RS Investment Management Co. LLC

SUMMARY DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Each of the RS investment advisory firms (each, an "Adviser") has adopted policies and procedures (the "Policies") that govern how it votes proxies relating to securities owned by its advisory clients for which the Adviser exercises voting authority and discretion (the "Proxies"). The advisory clients for which the Advisers vote Proxies are registered investment companies and certain other institutional accounts. The Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated that authority and discretion to a third party.

The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients' interests to those of the Advisers. The Policies are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect voting decisions on behalf of the Advisers' clients.

The Advisers have adopted detailed proxy voting guidelines (the "Guidelines") that set forth how they plan to vote on specific matters presented for shareholder vote. In most cases, the Guidelines state specifically whether Proxies will be voted by the Advisers for or against a particular type of proposal. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines.

Because the Guidelines have been pre-established by the Advisers, voting of Proxies in accordance with the Guidelines is intended to limit the possibility that any conflict of interest might motivate an Adviser's voting decision with respect to a proposal. However, an Adviser is permitted to override the Guidelines (an "Override") with respect to a particular shareholder vote when the Adviser believes the Override to be in a client's best interest. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a "Special Vote"). In connection with any Override or Special Vote, a determination is made by the Advisers' chief compliance officer whether there is any material conflict of interest between the Adviser, on the one hand, and the relevant advisory clients, on the other, arising out of the provision o certain services or products by an Adviser to t he company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest. Any such determination must be reviewed by the chief operating officer of the Advisers.

Certain aspects of the administration of the Policies are governed by a Proxy Policy Committee comprised of senior management personnel and compliance personnel. The Committee oversees the Proxy voting process generally and may be consulted in specific cases concerning the voting of Proxies.

The Advisers have retained Investor Responsibility Research Center ("IRRC") to handle the administrative aspects of voting proxies for the accounts of our advisory clients. IRRC monitors the accounts and their holdings to be sure that all Proxies are received and votes are cast. In addition, the Advisers' compliance department monitors matters presented for shareholder votes and tracks the voting of the Proxies on a regular basis.

Clients may obtain a copy of the Policies and information regarding how the Advisers have voted securities held in their accounts, by contacting John Sanders at (415) 591-2768.

The Policies are subject to change at any time without notice.

Thornburg Investment Management, Inc.

Thornburg Investment Management, through a third-party voting service, votes shares owned by clients according to the proxy voting guidelines provided by the third-party voting service. Currently, Thornburg Investment Management contracts with RiskMetrics Group, Inc. (RMG)(formerly Institutional Shareholder Services, Inc.), to act as the third-party voting service.

The proxy voting procedures are as follows:

Target Asset Allocation Funds 98

- Custodians, distribution agents and any other parties that would traditionally send proxy materials to Thornburg Investment Management are instructed to forward all proxy materials to RMG for review.
- After an analysis of the topics, RMG then forwards their recommendations to Thornburg Investment Management for review.
- Once Thornburg Investment Management has reviewed the recommendations provided by RMG a determination will be made to either override the recommendation or agree to vote as advised.
- Generally Thornburg Investment Management will vote with the recommendation made by RMG. Exceptions may exist when the vote concerns issues that are unique or non-routine.

Thornburg Investment Management will generally abstain from voting on all social issues.

Vaughan Nelson Investment Management, L.P. Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client's best interest is upheld and in a manner that does not subrogate the client's best interest to that of the firm's in instances where a material conflict exists.

Approach Vaughan Nelson has created a Proxy Voting Guideline ("Guideline") believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson's Investment Committee and it considers the nature of it's business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm (RiskMetrics Group, Inc., formerly Institutional Shareholder Services, Inc.), internal research, published information on corporate governance and experience. T he Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a "blanket voting approach" cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client's best interest.

Vaughan Nelson, in executing their duty to vote proxies, may encounter a material conflict of interest. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, given the nature of Vaughan Nelson's business, client base, relationships, the types of securities managed and the fact Vaughan Nelson is not affiliated with an investment banking or similar firm. Notwithstandi ng, if a conflict of interest arises we will undertake to vote the proxy or proxy issue in the client's continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson's part, or casting the vote as indicated by the independent third-party research firm, RiskMetrics Group, Inc.("RMG").

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) Mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) International Securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, 4) Unsupervised Securities – where the firm does not have a basis on which to offer advice.

In summary, Vaughan Nelson's goal is to vote proxy material in a manner that is believed to assist in maximizing the value of a portfolio.

Vaughan Nelson's procedures in practice involve forwarding a listing of client holdings to RMG each day in order to assist with identifying upcoming proxy votes. Vaughan Nelson arranges for the custodians associated with each client to forward all client proxy forms to RMG. Once a "proxy analysis" is received from RMG the individual issues are matched to the Vaughan Nelson Proxy Voting Guideline. Areas not covered by the Guideline (such as votes on mergers/acquisitions) are routed to the portfolio manager for vote indications. Completed proxy analyses are voted electronically through an interface with RMG who then completes the actual proxy vote on Va ughan Nelson's behalf. All analyses with vote indications are retained. Reports concerning votes made on behalf of an account are accessible through RMG.

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PART C

OTHER INFORMATION

Item 23. Exhibits.

(a)(1) Certificate of Trust.  Incorporated by reference to Registrant's initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (SEC) on August 4, 1998 (File No. 333-60561).

(2) Amendment to Certificate of Trust dated August 26, 1999. Incorporated by reference to corresponding exhibit to Registrant's Post-Effective Amendment No. 8 filed on Form N-1A on October 1, 2001.

(3) Amendment to Certificate of Trust dated September 4, 2001. Incorporated by reference to corresponding exhibit to Registrant's Post-Effective Amendment No. 8 filed on Form N-1A on October 1, 2001.

(4) Agreement and Declaration of Trust.  Incorporated by reference to Registrant's initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (SEC) on August 4, 1998 (File No. 333-60561).

(5) Amendment No. 1 to Agreement and Declaration of Trust. Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on Form N-1A on September 17, 1998 (File No. 333-60561).

(6) Certificate of Correction of Certificate of Amendment to Certificate of Trust dated May 14, 2002. Incorporated by reference to Post-Effective No. 9 to the Registration Statement on Form N-1A filed on September 27, 2002.

(7) Amendment to Certificate of Trust dated September 29, 2006. Incorporated by reference to corresponding Exhibit to Registrant’s Post-Effective No. 14 to the Registration Statement on Form N-1A filed on October 2, 2006 (File No. 333-60561.

(b) By-Laws as amended November 16, 2004. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(c) In response to this item, Registrant incorporates by reference the following provisions from its Agreement and Declaration of Trust and By-Laws, filed herewith as Exhibit a(1) and Exhibit (b), defining rights of the Trust's shareholders: Articles III and V of Agreement and Declaration of Trust; Article III of By-Laws.

(d)(1) Amended and Restated Management Agreement between Registrant and Prudential Investments LLC (PI) dated May 25, 2004. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(2) Subadvisory Agreement between Prudential Investments Fund Management LLC (PIFM) and Pacific Investment Management Company LLC (PIMCO) with respect to the Conservative Growth Fund dated May 5, 2000.  Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Jennison Natural Resources Fund, Inc. filed on July 28, 2004 (File No. 33-15166).

(3) Subadvisory Agreement between PIFM and PIMCO with respect to the Moderate Growth Fund dated May 5, 2000. Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A of Jennison Natural Resources Fund, Inc. filed on July 28, 2004 (File No. 33-15166).

(4) Subadvisory Agreement between PI and Hotchkis and Wiley Capital Management LLC dated March 25, 2005. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(5) Subadvisory Agreement between PI and JP Morgan Investment Management Inc. dated March 25, 2005. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(6) Subadvisory Agreement between PI and LSV Asset Management dated March 25, 2005. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(7)(1) Subadvisory Agreement between PI and Thornburg Investment Management, Inc. dated March 25, 2005. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(2) Amended Fee Schedule pertaining to Subadvisory Agreement between PI and Thornburg Investment Management, Inc. dated July 1, 2006. Incorporated by reference to corresponding Exhibit to Registrant’s Post-Effective No. 14 to the Registration Statement on Form N-1A filed on October 2, 2006 (File No. 333-60561.

(8) Subadvisory Agreement between PI and Eagle Asset Management, Inc. with respect to each Fund dated July 26, 2008. *

(9) Subadvisory Agreement between PI and Goldman Sachs Asset Management with respect to Large Capitalization Growth Equity Sleeves dated May 10, 2005. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(10)(1) Subadvisory Agreement between PI and Marsico Capital Management, LLC dated June 17, 2005. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(2) Amended Fee Schedule pertaining to Subadvisory Agreement between PI and Marsico Capital Management, LLC dated January 1, 2006. Incorporated by reference to corresponding Exhibit to Registrant’s Post-Effective No. 14 to the Registration Statement on Form N-1A filed on October 2, 2006 (File No. 333-60561.

(11) Subadvisory Agreement between PI and Vaughan Nelson Investment Management, L.P. dated July 6, 2005. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(12) Subadvisory Agreement between PI and EARNEST Partners, LLC with respect to each Fund dated December 13, 2001. Incorporated by reference to Post-Effective No. 9 to the Registration Statement on Form N-1A filed on September 27, 2002.

(13) Subadvisory Agreement between PI and NFJ Investment Group, L.P. dated December 16, 2005. Incorporated by reference to corresponding Exhibit to Registrant’s Post-Effective No. 14 to the Registration Statement on Form N-1A filed on October 2, 2006 (File No. 333-60561.

(e)(1) Amended and Restated Distribution Agreement between Registrant and Prudential Investment Management Services LLC (PIMS) dated May 25, 2004. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(2) Form of Selected Dealer Agreement. Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on Form N-1A on October 7, 1999 (File No. 333-60561).

(f) Not applicable.

(g) Custodian Services Agreement between Registrant and PFPC Trust Company (PFPC) dated July 1, 2005. Incorporated by reference to exhibit (g)(2) to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(h)(1) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. (PMFS), dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(2) Amendment dated December 27, 2007 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the JennisonDryden Portfolios Post - Effective Amendment No. 37 to the Registration statement of on Form N1-A as filed with the Commission on December 21, 2007 (File No. 33-9269).

(i) Opinion of counsel. Incorporated by reference to Post-Effective No. 9 to the Registration Statement on Form N-1A filed on September 27, 2002.

(j) Consent of independent registered public accounting firm. *

(l) Purchase Agreement. Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on Form N-1A on October 7, 1999 (File No. 333-60561).

(m)(1) Distribution and Service Plan for Class A shares.  Incorporated by reference to Registrant's initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (SEC) on August 4, 1998 (File No. 333-60561).

(2) Distribution and Service Plan for Class B shares.  Incorporated by reference to Registrant's initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (SEC) on August 4, 1998 (File No. 333-60561).

(3) Distribution and Service Plan for Class C shares.  Incorporated by reference to Registrant's initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission (SEC) on August 4, 1998 (File No. 333-60561).

(4) Distribution and Service Plan for Class M shares. Incorporated by reference to corresponding exhibit to Registrant's Post-Effective Amendment No. 12 filed on Form N-1A on October 1, 2004.

(5) Distribution and Service Plan for Class R shares. Incorporated by reference to corresponding exhibit to Registrant's Post-Effective Amendment No. 12 filed on Form N-1A on October 1, 2004.

(6) Distribution and Service Plan for Class X shares. Incorporated by reference to corresponding exhibit to Registrant's Post-Effective Amendment No. 12 filed on Form N-1A on October 1, 2004.

(7) Distribution fee waiver for Class A and Class R shares *

(n) Rule 18f-3 Plan.  Incorporated by reference to corresponding exhibit to Registrant's Post-Effective Amendment No. 12 filed on Form N-1A on October 1, 2004.

(p)(1) Code of Ethics of EARNEST Partners, LLC dated January 31, 2005. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(2) Code of Ethics of Goldman Sachs Asset Management dated February 23, 2005. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(3) Code of Ethics of Hotchkis and Wiley Capital Management LLC dated February 1, 2005. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(4) Code of Ethics of JP Morgan Fleming Asset Management dated February 1, 2005. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(5) Code of Ethics of LSV Asset Management dated January 7, 2005. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(6) Code of Ethics of Marsico Capital Management, LLC dated February 1, 2005. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(7) Code of Ethics of Pacific Investment Management Company LLC dated January 6, 2005. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(8) Code of Ethics of Eagle Asset Management. Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A of Advanced Series Trust (File Nos. 33-24962 and 811-5186), which Amendment was filed via EDGAR on April 29, 2005.

(9) Code of Ethics of Thornburg Investment Management, Inc. dated March 21, 2005. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(10) Code of Ethics of Vaughan Nelson Investment Management, L.P. dated December 31, 2004. Incorporated by reference to corresponding exhibit to Registrant’s Post-Effective Amendment No. 13 filed on Form N-1A on September 30, 2005.

(11) Code of Ethics of the Registrant dated January 14, 2008. Incorporated by reference to Jennison Natural Resources Fund, Inc. Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 33-15166) filed via EDGAR on July 31, 2008.

(12) Personal Securities Trading Policy of Prudential, including the Manager, Distributor, Prudential Investment Management, Inc. and Quantitative Management Associates LLC, dated January 14, 2008. Incorporated by reference to Jennison Natural Resources Fund, Inc. Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 33-15166) filed via EDGAR on July 31, 2008.

(13) Code of Ethics of NFJ Investment Group, L.P. Incorporated by reference to corresponding Exhibit to Registrant’s Post-Effective No. 14 to the Registration Statement on Form N-1A filed on October 2, 2006 (File No. 333-60561.

(q) Power of Attorney dated July 1, 2008. Incorporated by reference to Jennison Natural Resources Fund, Inc. Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (File No. 33-15166) filed via EDGAR on July 31, 2008.

___________________________________________________________________

* Filed herewith

Item 24. Persons Controlled by or under Common Control with Registrant.

Not Applicable.

Item 25. Indemnification.

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act), and pursuant to Article VII of the Agreement and Declaration of Trust (Exhibit (a)(4)) to the Registration Statement) and Article XI of the Trust's By-Laws (Exhibit (b) to the Registration Statement), officers, trustees, employees and agents of Registrant will not be liable to Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with Registrant, subject to the same exceptions. Section 3817 of the Delaware Statutory Trust Act permits indemnification of trustees who acted in good faith and reasonably believed that the conduct was in the best interest of Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the

Registration Statement), the Distributor of Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against Registrant by such trustee, officer or controlling person in connection with the shares being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

Section 8 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits (d)(2) through (d)(14) to the Registration Statement) limit the liability of PI and each Adviser, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the SEC under the 1940 Act as long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26. Business and Other Connections of Investment Adviser.

(a) PI

See "How the Funds are Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.

The business and other connections of the directors and principal executive officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the SEC, as most recently amended, (File No. 801-31104) the text of which is hereby incorporated by reference.

(b) Hotchkis and Wiley Capital Management LLC

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

Information as to the general members of Hotchkis and Wiley is included in its Form ADV filed with the SEC (File No. 801-60512), as most recently amended, the relevant text of which is incorporated herein by reference.

(c) Eagle Asset Management, Inc.

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

Information as to Eagle Asset Management, Inc.’s directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-21343), as most recently amended, the relevant text of which is incorporated herein by reference.

(d) Pacific Investment Management Company LLC

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

Information as to Pacific Investment Management Company LLC’s directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-48187), as most recently amended, the relevant text of which is incorporated herein by reference.

(e) EARNEST Partners LLC

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

Information as to Earnest’s directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-56189), as most recently amended, the relevant text of which is incorporated herein by reference.

(f) JP Morgan Investment Management Inc.

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

Information as to JP Morgan Investment Management Inc.'s directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-50256), as most recently amended, the relevant text of which is incorporated herein by reference.

(g) LSV Asset Management

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

Information as to LSV's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-47689), as most recently amended, the relevant text of which is incorporated herein by reference.

(h) Thornburg Investment Management, Inc.

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

Information as to Thornburg's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-17853), as most recently amended, the relevant text of which is incorporated herein by reference.

(i) Goldman Sachs Asset Management, LP

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

10 other pooled investment vehicles with $28 million in total assets under management 1 other pooled investment vehicles with $3 million in total assets under management

Information as to Goldman Sachs Asset Management's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-37591), as most recently amended, the relevant text of which is incorporated herein by reference.

(j) Marsico Capital Management LLC

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

Information as to Marsico's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-54914), as most recently amended, the relevant text of which is incorporated herein by reference.

(k) NFJ Investment Group, LP

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

Information as to NFJ's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-47940), as most recently amended, the relevant text of which is incorporated herein by reference.

(k) Vaughan Nelson Investment Management, LP

See "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" in the Prospectus constituting Part A of this Registration Statement and "Management and Advisory Arrangements" in the SAI constituting Part B of this Registration Statement.

Information as to Vaughan Nelson's directors and executive officers is included in its Form ADV filed with the SEC (File No. 801-51795), as most recently amended, the relevant text of which is incorporated herein by reference.

Item 27. Principal Underwriters.

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Dryden Global Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison Mid-Cap Growth Fund, Inc., JennisonDryden Portfolios, Prudential World Fund, Inc., Target Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., JennisonDryden Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Series Fund and Advanced Series Trust.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The business and other connections of PIMS' sole member (PIFM Holdco, Inc.) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of PFPC Trust Company (PFPC), Airport Business Center, International Court 2, 200 Stevens Drive, Philadelphia, Pennsylvania, 19113; Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716; EARNEST Partners LLC, 75 14th Street, Suite 2300, Atlanta, Georgia 30309; Hotchkis and Wiley Capital Management LLC, 725 South Figueroa Street, Suite 3900, Los Angeles, California 90017; JP Morgan Investment Management Inc., 522 Fifth Avenue, New York, NY 10036; LSV Asset Management, One North Wacker Drive, Suite 4000, Chicago, Illinois 60606; Thornburg Investment Management, Inc., 119 East Marcy Street, Santa Fe, New Mexico 87501; Goldman Sachs Asset Management, 32 Old Slip, 23rd Floor, New York, NY 10005; Marsico Capital Management LLC, 1200 17th Street, Suite 1600, Denver, Colorado 80202; Vaughan Nelson Investment Management, L.P., 600 Travis Street, Suite 6300, Houston, Texas 77002; Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, Newport Beach, California 92660; NFJ Investment Group, LP, 2100 Ross Avenue, Suite 1840, Dallas, Texas 75201 and Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Documents required by Rules 31a-1(b)(4), (5), (6), (7), (9), (10) and (11), 31a-1(d), and 31a-1(f) will be kept at 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by PFPC and PMFS.

Item 29. Management Services.

Other than as set forth under the captions "How the Funds are Managed-Manager", "How the Funds are Managed-Investment Subadvisers and Portfolio Managers" and "How the Funds are Managed-Distributor" in the Prospectus and the caption "Management and Advisory Arrangements" in the SAI, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey, on the 1st day of October 2008.

TARGET ASSET ALLOCATION FUNDS

* JUDY A. RICE

President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Name	Title	Date
* KEVIN J. BANNON	Trustee
* LINDA W. BYNOE	Trustee
* DAVID E. A. CARSON	Trustee
* ROBERT F. GUNIA	Vice President and Trustee
* MICHAEL S. HYLAND	Trustee
* ROBERT E. LA BLANC	Trustee
* DOUGLAS H. McCORKINDALE	Trustee
* STEPHEN P. MUNN	Trustee
* RICHARD A. REDEKER	Trustee
* JUDY A. RICE	President and Trustee, Principal Executive Officer
* ROBIN B. SMITH	Trustee
* STEPHEN G. STONEBURN	Trustee
* GRACE C. TORRES	Treasurer and Principal Financial and Accounting Officer
* By:/s/Jonathan D. Shain Jonathan D. Shain	Attorney-in-fact	October 1, 2008

TARGET ASSET ALLOCATION FUNDS

Exhibit Index

Item 23 Exhibits No.	Description
(d)(8)	Subadvisory Agreement between PI and Eagle Asset Management, Inc. with respect to each Fund dated July 26, 2008.
(j)	Consent of independent registered public accounting firm
(m)(7)	Distribution fee waiver for Class A and Class R shares